CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004
                                                                        03:58 PM
Prepared by Lisa Sorenson, Phone 262-636-6184                    File: us97a.xls

                                                                        --------------------
NPV Data Input Section                                                             28-Feb-97
                                                                        --------------------
Scheduled cash flows as of the                                             Pool 1 Cutoff
      end of the collection period                                                         -
Line 0 is scheduled amount                                                      6,224,948.06
      delinquent                                                                4,087,399.27
                                                                                4,191,051.44
                                                                                4,860,539.72
                                                                                4,890,016.88
                                                                                8,243,609.27
                                                                                4,447,750.58
                                                                                6,498,644.13
                                                                               14,972,196.07
                                                                               23,007,915.80
                                                                               15,613,409.45
                                                                                7,785,366.54
                                                                                3,880,079.26
                                                                                3,600,829.31
                                                                                3,835,204.18
                                                                                4,406,106.30
                                                                                4,331,724.09
                                                                                7,068,300.66
                                                                                3,940,812.53
                                                                                6,159,747.89
                                                                               14,561,634.89
                                                                               22,594,768.79
                                                                               15,235,344.04
                                                                                7,445,650.52
                                                                                3,579,468.36
                                                                                3,299,938.35
                                                                                3,563,571.09
                                                                                3,983,635.33
                                                                                4,043,413.87
                                                                                6,668,398.88
                                                                                3,721,394.41
                                                                                5,930,985.23
                                                                               14,048,509.71
                                                                               21,617,434.15
                                                                               14,319,031.03
                                                                                6,622,218.98
                                                                                2,794,527.41
                                                                                2,537,050.75
                                                                                2,704,903.39
                                                                                3,060,906.46
                                                                                3,177,927.21
                                                                                5,473,838.49
                                                                                2,780,181.99
                                                                                4,848,252.59
                                                                               12,421,394.48
                                                                               19,846,926.73
                                                                               10,668,299.66
                                                                                4,018,932.10
                                                                                  999,620.21
                                                                                  715,596.94
                                                                                  729,463.38
                                                                                  978,501.21
                                                                                1,067,113.54
                                                                                2,553,275.87
                                                                                  800,506.74
                                                                                2,078,844.49
                                                                                7,648,805.10
                                                                               12,223,538.12
                                                                                6,284,273.88
                                                                                1,911,175.78
                                                                                   92,369.69
                                                                                   41,527.82
                                                                                   38,987.30
                                                                                   13,226.62
                                                                                   99,942.27
                                                                                   66,826.08
                                                                                   60,733.30
                                                                                  655,358.90
                                                                                  584,135.41
                                                                                  430,830.03
                                                                                  139,155.22
                                                                                        0.00
                                                                                        0.00


================================================================================


                                                           -------------------------------------------------------------------------
                                                               05-Jul-00           05-Jul-00           05-Jul-00           05-Jul-00
                                                           -------------------------------------------------------------------------
                                                                  Pool 1              Pool 2              Pool 3              Pool 4
                                                            1,447,407.07          355,858.02          733,043.28          795,788.01
                                                            1,479,189.36          439,247.30          719,360.06          501,759.79
                                                            1,578,089.14          472,713.81          778,333.89          486,707.72
                                                            1,396,769.77          468,107.69          560,247.47          567,301.63
                                                            1,960,989.04          358,694.96          614,019.05          657,032.09
                                                            4,071,283.62          573,800.03          785,545.64          696,483.44
                                                            7,285,218.04          737,852.96          839,827.35          836,882.73
                                                            4,419,156.12          690,915.28          795,973.14          600,488.18
                                                            1,910,832.97        2,466,181.67          676,588.83          452,934.76
                                                              399,314.01        1,700,832.44        3,498,890.70          830,468.28
                                                              311,091.52           96,054.35        1,164,797.13        2,197,399.94
                                                              455,359.62          100,092.40          155,649.94          630,300.40
                                                              396,754.23          106,576.35          182,603.12          178,824.01
                                                              405,618.42          139,922.14          168,082.95          108,901.42
                                                              438,829.91          177,962.96          303,284.38          124,106.82
                                                              395,342.71          124,371.11          138,366.38          194,413.01
                                                              755,289.15           60,287.63          194,768.76          166,681.87
                                                            1,780,131.78          173,548.21          238,830.94          236,954.86
                                                            4,041,650.84          297,287.83          335,819.86          238,195.42
                                                            2,342,431.86          356,508.30          404,487.26          187,819.04
                                                              822,832.39        1,116,048.25          264,848.03           81,900.19
                                                               86,664.05          780,928.28        1,678,047.09          324,538.73
                                                                6,047.71              818.40          520,552.95          965,735.61
                                                               57,668.58              555.37           36,775.45          235,716.97
                                                               13,207.52           23,657.62           34,332.55           35,418.75
                                                               46,792.60            6,143.13           28,033.61            1,013.53
                                                               17,293.78           46,961.34           14,828.63           30,643.99
                                                               24,992.46           55,151.24                0.00           51,741.61
                                                              176,968.35                0.00           19,931.68           36,351.11
                                                              267,024.89                0.00           68,917.54           33,555.54
                                                              194,151.32                0.00           45,257.99            6,270.18
                                                               30,586.53           49,977.70            9,507.49           27,178.26
                                                               17,345.13           74,792.25           35,238.87              673.13
                                                                    0.00           11,420.11           40,079.72           51,811.78
                                                                    0.00                0.00                0.00           42,250.21
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00

Total Time Balance of Scheduled Cash Flows                 39,032,324.49       12,063,269.13       16,084,871.73       12,614,243.01


                                     Page 1

================================================================================

CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Prepared by Lisa Sorenson, Phone 262-636-6184                                       07/14/00
                                                                                    03:58 PM



Payment Date                                                                                           17-Jul-00
Collection Period Begin Date                                                                           06-Jun-00
Collection Period End Date                                                         28-Feb-97           05-Jul-00
Days in accrual period (30/360)                                                                               30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                                   $4,331,482.82

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                $0.00
    Government obligors                                                                                    $0.00
          Total Warranty Repurchases                                                                       $0.00

Total Collections For The Period                                                                   $4,331,482.82

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                          $887,601.30
    Scheduled Amounts 60 days or more past due                                                     $1,211,241.10
    Net Losses on Liquidated Receivables                                                             $142,091.84
    Number of Loans at Beginning of Period                                                                 6,447
    Number of Loans at End of Period                                                                       6,223
    Repossessed Equipment not Sold or Reassigned (Beginning)                                               $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                     $0.00
    Reinvestment Income (including Pre-Funding Account and Spread Account)                            $91,360.79
    Pre-Funding Account Reinvestment Income                                                                $0.00


                                     Page 2

================================================================================

CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004


Payment Date                                                                                           17-Jul-00
Collection Period Begin Date                                                                           06-Jun-00
Collection Period End Date                                                                             05-Jul-00

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                           $78,414,465.84
      A-1 Note Beginning Principal Balance                                                                 $0.00
      A-2 Note Beginning Principal Balance                                                                 $0.00
      A-3 Note Beginning Principal Balance                                                        $41,039,465.84
      B Note Beginning Principal Balance                                                          $26,000,000.00
      Certificate Beginning Principal Balance                                                     $11,375,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                 $74,500,572.40
      A-1 Note Principal Balance (End of Period)                                                           $0.00
                            A-1 Note Pool Factor (End of Period)                                       0.0000000
      A-2 Note Principal Balance (End of Period)                                                           $0.00
                            A-2 Note Pool Factor (End of Period)                                       0.0000000
      A-3 Note Principal Balance (End of Period)                                                  $37,125,572.40
                            A-3 Note Pool Factor (End of Period)                                       0.1432728
      B Note Principal Balance (End of Period)                                                    $26,000,000.00
                            B Note Pool Factor (End of Period)                                         1.0000000
      Certificate Principal Balance (End of Period)                                               $11,375,000.00
                            Certificate Pool Factor (End of Period)                                    1.0000000

Contract Value Decline                                                                             $3,913,893.44
      Pool Balance (Beg. of Collection Period)                                                    $78,419,684.93
      Pool Balance (End of Collection Period)                                                     $74,505,791.49

Total Distribution Amount (TDA)                                                                    $4,422,843.61
      Total Collections and Investment Income for the Period                                       $4,422,843.61
      Negative Carry Amount                                                                                $0.00

Administration Fee Accrued during this Period ($500 per Quarter)                                         $166.67

Principal Distribution Amount  (PDA)                                                               $3,913,893.44



Principal Allocation to Notes and Certificates
      A-1 Noteholders' Principal Distributable Amount                                                      $0.00
      A-2 Noteholders' Principal Distributable Amount                                                      $0.00
      A-3 Noteholders' Principal Distributable Amount                                              $3,913,893.44
      B Noteholders' Principal Distributable Amount                                                        $0.00
      Certificateholders' Principal Distributable Amount                                                   $0.00

Interest Distributable Amount                                                                        $493,129.24
      Noteholders' Interest Distributable Amount applicable to A-1 Notes                                   $0.00
      Noteholders' Interest Distributable Amount applicable to A-2 Notes                                   $0.00
      Noteholders' Interest Distributable Amount applicable to A-3 Notes                             $220,587.13
      Noteholders' Interest Distributable Amount applicable to B Notes                               $145,166.67
      Certificateholders' Interest Distributable Amount                                              $127,375.44

Servicing Fees Accrued during this Period                                                             $65,349.74

Total Distribution Amount Remaining to Deposit to Spread Account                                           $0.00

Spread Account
      Beginning Spread Account Balance                                                            $12,512,193.71
      Deposit to Spread Account from Pre-Funding Account                                                   $0.00
      Deposit to Spread Account from Excess Collections over Distributions                                 $0.00
      Distribution from Spread Account for Interest / Principal Shortfall                                  $0.00
                       0.00                                                                                $0.00

      Specified Spread Account Balance                                                            $12,512,193.71
      Release from Spread Account to Seller as "Excess Servicing Fee"                                      $0.00
      Ending Spread Account Balance (after distributions)                                         $12,512,193.71

Credit Enhancement                                                                                        16.80%
      Spread account % of Ending Pool Balance                                                             16.79%
      Overcollateralization % of Ending Pool Balance                                                       0.01%


Scheduled Amounts 30 - 59 days past due                                                              $887,601.30
                            as % of Ending Pool Balance                                                    1.19%
Scheduled Amounts 60 days or more past due                                                         $1,211,241.10
                            as % of Ending Pool Balance                                                    1.63%
Net Losses on Liquidated Receivables                                                                 $142,091.84
                            as % of Ending Pool Balance                                                    0.19%


                                     Page 3

================================================================================

PART III -- SERVICING CALCULATIONS                                                                                   17-Jul-00

1.  Sources and Uses of Collection Account Balance                                           Pool 1 Cutoff              Pool 1

Wtd. Avg. APR                                                                                       8.823%              8.823%
Contract Value (Beg. of Collection Period), by origination pool                                                 $38,372,884.65
Contract Value  (End of Collection Period), by origination pool                            $335,052,501.00      $36,505,880.07
                                                                                                                      --------------
Contract Value Decline                                                                                           $1,867,004.58
                                                                                                                               4.87%
Initial Pool Balance                                                                                            $78,419,684.93
Pool Balance (End of Collection Period)                                                                         $74,505,791.49

Total Collections and Investment Income for the period                                                           $4,422,843.61
Negative Carry Amount                                                                                                    $0.00

Total Distribution Amount (TDA)                                                                                  $4,422,843.61
Principal Distribution Amount  (PDA)                                                                             $3,913,893.44
Interest Distribution Amount  (IDA)                                                                                $508,950.17

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                                                                     $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                                              0.00%
A-1 Noteholders' Principal Distributable Amount                                                                          $0.00

Principal Distribution Amount Remaining                                                                          $3,913,893.44

A-2 Note Beginning Principal Balance                                                                                     $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                                              0.00%
A-2 Noteholders' Principal Distributable Amount                                                                          $0.00

Principal Distribution Amount Remaining                                                                          $3,913,893.44

A-3 Note Beginning Principal Balance                                                                            $41,039,465.84
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                                            100.00%
A-3 Noteholders' Principal Distributable Amount                                                                  $3,913,893.44

Principal Distribution Amount Remaining                                                                                  $0.00

B Note Beginning Principal Balance                                                                              $26,000,000.00
B Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
B Noteholders' Share of the Principal Distribution Amount                                                                0.00%
B Noteholders' Principal Distributable Amount                                                                            $0.00

Principal Distribution Amount Remaining                                                                                  $0.00

Certificate Beginning Principal Balance                                                                         $11,375,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
Certificateholders' Share of the Principal Distribution Amount                                                           0.00%
Certificateholders' Principal Distributable Amount                                                                       $0.00

Interest Accrued on Class A-1 Notes this period                                                     5.597%               $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                       $0.00

Interest Accrued on Class A-2 Notes this period                                                     6.000%               $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                       $0.00

Interest Accrued on Class A-3 Notes this period                                                     6.450%         $220,587.13
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                 $220,587.13

Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                                       $220,587.13
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Offered Noteholders' Interest Distributable Amount                                                                 $220,587.13

Interest Accrued on Class B Notes this period                                                       6.700%         $145,166.67
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                                   $145,166.67

Interest Accrued on Certificates this period                                                        6.700%          $63,510.42
Certificateholders' Interest Carryover Shortfall (Previous Period)                                                  $63,510.42
Interest Due (in Arrears) on Above Shortfall                                                                           $354.60
Certificateholders' Interest Distributable Amount                                                                  $127,375.44

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                                                        $4,422,843.61



PART III -- SERVICING CALCULATIONS

1.  Sources and Uses of Collection Account Balance                                                  Pool 2              Pool 3

Wtd. Avg. APR                                                                                       8.701%              8.302%
Contract Value (Beg. of Collection Period), by origination pool                             $11,663,338.58      $15,761,921.92
Contract Value  (End of Collection Period), by origination pool                             $11,216,747.27      $15,008,669.36
                                                                                                  --------------     ---------------
Contract Value Decline                                                                         $446,591.31         $753,252.56
                                                                                                           3.83%               4.78%
Initial Pool Balance
Pool Balance (End of Collection Period)

Total Collections and Investment Income for the period
Negative Carry Amount

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)                                                                   88%
Interest Distribution Amount  (IDA)                                                                    12%

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)
A-1 Noteholders' Share of the Principal Distribution Amount
A-1 Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

A-2 Note Beginning Principal Balance
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)
A-2 Noteholders' Share of the Principal Distribution Amount
A-2 Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

A-3 Note Beginning Principal Balance
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)
A-3 Noteholders' Share of the Principal Distribution Amount
A-3 Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

B Note Beginning Principal Balance
B Noteholders' Principal Carryover Shortfall (Previous Period)
B Noteholders' Share of the Principal Distribution Amount
B Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

Certificate Beginning Principal Balance
Certificateholders' Principal Carryover Shortfall (Previous Period)
Certificateholders' Share of the Principal Distribution Amount
Certificateholders' Principal Distributable Amount

Interest Accrued on Class A-1 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-1 Notes

Interest Accrued on Class A-2 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-2 Notes

Interest Accrued on Class A-3 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-3 Notes

Interest Accrued on Class A-1, A-2 and A-3 Notes this period
Offered Noteholders' Interest Carryover Shortfall (Previous Period)
Interest Due (in Arrears) on above Shortfall
Offered Noteholders' Interest Distributable Amount

Interest Accrued on Class B Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to B Notes

Interest Accrued on Certificates this period
Certificateholders' Interest Carryover Shortfall (Previous Period)
Interest Due (in Arrears) on Above Shortfall
Certificateholders' Interest Distributable Amount

3.  Allocation of Total Distribution Amount

Total Distribution Amount


PART III -- SERVICING CALCULATIONS

1.  Sources and Uses of Collection Account Balance                                                        Pool 4


Wtd. Avg. APR                                                                                             8.479%
Contract Value (Beg. of Collection Period), by origination pool                                   $12,621,539.78
Contract Value  (End of Collection Period), by origination pool                                   $11,774,494.79
                                                                                                  --------------
Contract Value Decline                                                                               $847,044.99
                                                                                                           6.71%
Initial Pool Balance
Pool Balance (End of Collection Period)

Total Collections and Investment Income for the period
Negative Carry Amount

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)
Interest Distribution Amount  (IDA)

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)
A-1 Noteholders' Share of the Principal Distribution Amount
A-1 Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

A-2 Note Beginning Principal Balance
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)
A-2 Noteholders' Share of the Principal Distribution Amount
A-2 Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

A-3 Note Beginning Principal Balance
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)
A-3 Noteholders' Share of the Principal Distribution Amount
A-3 Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

B Note Beginning Principal Balance
B Noteholders' Principal Carryover Shortfall (Previous Period)
B Noteholders' Share of the Principal Distribution Amount
B Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

Certificate Beginning Principal Balance
Certificateholders' Principal Carryover Shortfall (Previous Period)
Certificateholders' Share of the Principal Distribution Amount
Certificateholders' Principal Distributable Amount

Interest Accrued on Class A-1 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-1 Notes

Interest Accrued on Class A-2 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-2 Notes

Interest Accrued on Class A-3 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-3 Notes

Interest Accrued on Class A-1, A-2 and A-3 Notes this period
Offered Noteholders' Interest Carryover Shortfall (Previous Period)
Interest Due (in Arrears) on above Shortfall
Offered Noteholders' Interest Distributable Amount

Interest Accrued on Class B Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to B Notes

Interest Accrued on Certificates this period
Certificateholders' Interest Carryover Shortfall (Previous Period)
Interest Due (in Arrears) on Above Shortfall
Certificateholders' Interest Distributable Amount

3.  Allocation of Total Distribution Amount

Total Distribution Amount


                                     Page 4



Administration Fee Shortfall (Previous Period)                                                                           $0.00
Administration Fee Accrued during this Period ($500 per Quarter)                                   $500.00             $166.67
Administration Fee Paid this Period from TDA                                                                           $166.67
Administration Fee Shortfall                                                                                             $0.00

Total Distribution Amount Remaining                                                                              $4,422,676.94

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-1 Notes this period                                                                          $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                  $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                           $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-2 Notes this period                                                                          $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                                  $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                           $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-3 Notes this period                                                                    $220,587.13
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                            $220,587.13
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                           $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                                       $220,587.13
Offered Noteholders' Interest Paid this Period from TDA                                                            $220,587.13
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                                                              $4,202,089.81

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Interest Accrued on Class B Notes this period                                                                      $145,166.67
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                              $145,166.67
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                             $0.00

Total Distribution Amount Remaining                                                                              $4,056,923.14

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                                  $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

Total Distribution Amount Remaining                                                                              $4,056,923.14

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                                  $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

Total Distribution Amount Remaining                                                                              $4,056,923.14

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                          $3,913,893.44
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                    $3,913,893.44
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00









Total Distribution Amount Remaining                                                                                $143,029.70

B Noteholders' Principal Distributable Amount                                                                            $0.00
B Noteholders' Monthly Principal Distributable Amount                                                                    $0.00
B Noteholders' Principal Distributable Amount Paid from TDA                                                              $0.00
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                                                                $143,029.70

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                  $63,510.42
Interest Due (in Arrears) on Above Shortfall                                                                           $354.60
Interest Accrued on Certificates this period                                                                        $63,510.42
Certificateholders' Interest Paid this Period from TDA                                                             $127,375.44
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                            $0.00

Total Distribution Amount Remaining                                                                                 $15,654.26

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
Certificateholders' Principal Distributable Amount applicable to current period                                          $0.00
Certificateholders' Principal Distributable Amount Paid from TDA                                                         $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                           $0.00


                                     Page 5

Total Distribution Amount Remaining                                                                                 $15,654.26

Servicing Fee Shortfall (Previous Period)                                                                          $291,411.02
Servicing Fees Accrued during this Period                                                            1.00%          $65,349.74
Total Servicing Fees Due                                                                                           $356,760.76
Servicing Fees Paid this Period from TDA                                                                            $15,654.26
Servicing Fee Shortfall                                                                                            $341,106.50

Total Distribution Amount Available to Deposit to Spread Acct                                                            $0.00

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                                    $0.00

New Collateral Purchased                                                                                                 $0.00
Deposit to Spread Account                                                                            2.00%               $0.00
                                                                                                                               -----
Payment to Seller                                                                                                        $0.00

Ending Pre-Funding Account Balance                                                                                       $0.00

Excess Pre-Funded Amount/(Payment to Seller)                                                                             $0.00

Adjusted Ending Pre-Funding Account Balance                                                                              $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                          177 days               $0.00

Pre-Funded Percentage                                                                                                   0.000%
Negative Carry Withdrawls                                                                                                $0.00
Cumulative Negative Carry Withdrawls                                                                                     $0.00
Maximum Negative Carry Amount                                                                     150 days               $0.00
Required Negative Carry Account Balance                                                                                  $0.00
Interim Ending Negative Carry Account Balance                                                                            $0.00
Negative Carry Amount Released to Seller                                                                                 $0.00

Ending Negative Carry Account Balance                                                                                    $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                                                $12,512,193.71
Deposit to Spread Account from Pre-Funding Account                                                                       $0.00
Deposit to Spread Account from Excess Collections over Distributions                                                     $0.00

Distribution from Spread Account to Noteholders' Distr. Account                                                          $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                    $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                    $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                    $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                      $0.00
Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00

Preliminary Spread Account Balance Remaining                                                                    $12,512,193.71







Cumulative Realized Losses since 28-February-97 (Cut-off Date)                                                   $5,559,227.45
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                 NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                $1,705,102.08
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                        YES
60 day or > Delinquent Scheduled Amounts                                                                         $1,211,241.10
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                             NO
Are any of the three conditions "YES"?                                                                    YES


Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves. Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by
Case Credit that should have been charged to the trust was:                                                         861,558.07

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                                              6,420,785.52


                                     Page 6

      Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                                       NO

      Preliminary A-1 Note Principal Balance (End of Period)                                                                   $0.00
      Preliminary A-2 Note Principal Balance (End of Period)                                                                   $0.00
      Preliminary A-3 Note Principal Balance (End of Period)                                                          $37,125,572.40
      Preliminary B Note Principal Balance (End of Period)                                                            $26,000,000.00
      Preliminary Certificate Principal Balance (End of Period)                                                       $11,375,000.00
      Preliminary Total Principal Balance of Notes and Certificates (End of Period)                                   $74,500,572.40

      Specified Spread Account Balance                                                                                $12,512,193.71
      Lesser of:
      (a) 2.00% of the Initial Pool Balance                                                                2.00%       13,000,000.00

      (b) the Note Balance                                                                                             74,500,572.40





      Preliminary Spread Account Balance Remaining                                                                    $12,512,193.71
      Preliminary Excess Amount in Spread Account                                                                              $0.00

      Release from Spread Account to Seller as "Excess Servicing Fee"                                                          $0.00




      Ending Spread Account Balance (after distributions)                                                             $12,512,193.71
      Net Change in Spread Account Balance                                                                                     $0.00

      7.  Ending Balances
      Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                       $0.00
      Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                       $0.00
      Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                       $0.00
      Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                         $0.00
      A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
      A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
      A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
      B Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
      Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                       $0.00
      Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                      $0.00

      A-1 Note Principal Balance (End of Period)                                                                               $0.00
      A-2 Note Principal Balance (End of Period)                                                                               $0.00
      A-3 Note Principal Balance (End of Period)                                                                      $37,125,572.40
      B Note Principal Balance (End of Period)                                                                        $26,000,000.00
      Certificate Principal Balance (End of Period)                                                                   $11,375,000.00
      Total Principal Balance of Notes and Certificates (End of Period)                                               $74,500,572.40

      A-1 Note Pool Factor (End of Period)                                                        $71,500,000.00           0.0000000
      A-2 Note Pool Factor (End of Period)                                                       $282,000,000.00           0.0000000
      A-3 Note Pool Factor (End of Period)                                                       $259,125,000.00           0.1432728
      B Note Pool Factor (End of Period)                                                          $26,000,000.00           1.0000000
      Certificate Pool Factor (End of Period)                                                     $11,375,000.00           1.0000000
      Total Notes & Certificates Pool Factor (End of Period)                                                               0.1146163

      Specified Spread Account Balance (after all distributions and adjustments)                                      $12,512,193.71

================================================================================



                                     Page 7

CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO NOTEHOLDERS

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004


Payment Date:                                                                      17-Jul-00


(1) Amount of principal being paid on the Notes:

      (a)  A-1 Notes:                                                                  $0.00
             per $1,000 original principal amount:                                 0.0000000

      (b)   A-2 Notes:                                                                 $0.00
              per $1,000 original principal amount:                              $0.00000000

      (c)   A-3 Notes:                                                         $3,913,893.44
              per $1,000 original principal amount:                             $15.10426798

      (d)   B Notes:                                                                   $0.00
              per $1,000 original principal amount:                              $0.00000000

      (e)   Total                                                              $3,913,893.44

(2) Interest on the Notes

      (a)  A-1 Notes:                                                                  $0.00
             per $1,000 original principal amount:                               $0.00000000

      (b)   A-2 Notes:                                                                 $0.00
              per $1,000 original principal amount:                              $0.00000000

      (c)  A-3 Notes:                                                            $220,587.13
             per $1,000 original principal amount:                               $0.85127691

      (d)  B Notes:                                                              $145,166.67
              per $1,000 original principal amount:                              $5.58333346

      (e)   Total                                                                $365,753.80

(3) Pool Balance at the end of the related Collection Period                  $74,505,791.49

(4) After giving effect to distributions on current Payment Date:

      (a) (i)  outstanding principal amount of A-1 Notes:                              $0.00
           (ii)  A-1 Note Pool Factor:                                             0.0000000

      (b) (i)  outstanding principal amount of A-2 Notes:                              $0.00
           (ii)  A-2 Note Pool Factor:                                             0.0000000

      (c) (i)  outstanding principal amount of A-3 Notes:                     $37,125,572.40
           (ii)  A-3 Note Pool Factor:                                            $0.1432728

      (d) (i)  outstanding principal amount of A-3 Notes:                     $26,000,000.00
           (ii)  A-3 Note Pool Factor:                                            $1.0000000

      (e) (i)  Certificate Balance                                            $11,375,000.00
           (ii)  Certificate Pool Factor:                                          1.0000000

(5)  Amount of Servicing Fee:                                                     $15,654.26
           per $1,000 Beginning of Collection Period:                             0.19962156

(6)  Amount of Administration Fee:                                                   $166.67
           per $1,000 Beginning of Collection Period:                             0.00212536

(7)  Aggregate Purchase Amounts for Collection Period:                                 $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                     $142,091.84

(9)  Amount in Spread Account:                                                $12,512,193.71

(10)  Amount in Pre-Funding Account:                                                   $0.00

(11)  For the Final payment date with respect to the Funding Period, the                  NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                $0.00

================================================================================



                                     Page 8

CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO CERTIFICATEHOLDERS

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004


Payment Date:                                                                      17-Jul-00


(1) Amount of principal being paid or distributed:

      (a)  A-1 Notes:                                                                  $0.00
             per $1,000 original principal amount:                               $0.00000000

      (b)  A-2 Notes:                                                                  $0.00
             per $1,000 original principal amount:                               $0.00000000

      (c)  A-3 Notes:                                                           3,913,893.44
             per $1,000 original principal amount:                               15.10426798

      (d)  B Notes:                                                                     0.00
             per $1,000 original principal amount:                                0.00000000

      (e)  Certificates:                                                               $0.00
             per $1,000 original principal amount:                               $0.00000000

      (f)  Total:                                                              $3,913,893.44

(2) Amount of interest being paid or distributed:

      (a)  A-1 Notes:                                                                  $0.00
             per $1,000 original principal amount:                               $0.00000000

      (b)  A-2 Notes:                                                                  $0.00
             per $1,000 original principal amount:                               $0.00000000

      (c)  A-3 Notes:                                                            $220,587.13
             per $1,000 original principal amount:                               $0.85127691

      (d)  B Notes:                                                              $145,166.67
             per $1,000 original principal amount:                               $5.58333346

      (e)  Certificates:                                                         $127,375.44
             per $1,000 original principal amount:                              $11.19784088

      (f)  Total:                                                                $493,129.24

(3)  Pool Balance at end of related Collection Period:                        $74,505,791.49

(4) After giving effect to distributions on this Payment Date:

      (a) (i)  outstanding principal amount of A-1 Notes:                              $0.00
           (ii)  A-1 Note Pool Factor:                                             0.0000000

      (b) (i)  outstanding principal amount of A-2 Notes:                              $0.00
           (ii)  A-2 Note Pool Factor:                                             0.0000000

      (c) (i)  outstanding principal amount of A-3 Notes:                     $37,125,572.40
           (ii)  A-3 Note Pool Factor:                                             0.1432728

      (d) (i)  outstanding principal amount of B Notes:                       $26,000,000.00
           (ii)  B Note Pool Factor:                                               1.0000000

      (e) (i)  Certificate Balance                                            $11,375,000.00
           (ii)  Certificate Pool Factor:                                          1.0000000

(5)  Amount of Servicing Fee:                                                     $15,654.26
           per $1,000 Beginning of Collection Period:                            $0.19962156

(6)  Amount of Administration Fee:                                                   $166.67
           per $1,000 Beginning of Collection Period:                            $0.00212536

(7)  Aggregate Purchase Amounts for Collection Period:                                 $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                     $142,091.84

(9)  Amount in Spread Account:                                                $12,512,193.71

(10)  Amount in Pre-Funding Account:                                                   $0.00

(11)  For the Final payment date with respect to the Funding Period, the                  NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                $0.00

================================================================================



                                     Page 9

================================================================================

CASE EQUIPMENT LOAN TRUST 1997-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004


Payment Date:                                                                      17-Jul-00


(1)  Payment of Administration Fee to Administrator:                                 $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                $365,753.80

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                      $3,913,893.44

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                 $127,375.44

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                       $0.00

(6)  Payment of Servicing Fee to Servicer:                                        $15,654.26

(7) Release to Seller from Excess Collections over Distributions                       $0.00

Check for Error                                                         NO ERROR
Sum of Above Distributions                                              $4,422,843.61
Total Distribution Amount plus Releases to Seller                       $4,422,843.61

================================================================================


                                    Page 10

================================================================================

CASE EQUIPMENT LOAN TRUST 1997-A
SERVICER'S CERTIFICATE

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                                          17-Jul-00

(1)  Total Distribution Amount:                                                                    $4,422,843.61

(2)  Administration Fee:                                                                                 $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                   $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                    $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                   $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                    $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                             $220,587.13

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                    $0.00

(9)  Noteholders' Interest Distributable Amount applicable to B Notes:                               $145,166.67

(10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                     $0.00

(11)  Offered Noteholders' Interest Distributable Amount'                                            $365,753.80
        deposited into Note Distribution Account:

(12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                             $0.00

(13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                     0.00%

(14)  A-1 Noteholders' Principal Carryover Shortfall:                                                      $0.00

(15)  A-1 Noteholders' Principal Distributable Amount:                                                     $0.00

(16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                             $0.00

(17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                     0.00%

(18)  A-2 Noteholders' Principal Carryover Shortfall:                                                      $0.00

(19)  A-2 Noteholders' Principal Distributable Amount:                                                     $0.00

(20)  A-3 Noteholders' Monthly Principal Distributable Amount:                                     $3,913,893.44

(21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                   100.00%

(22)  A-3 Noteholders' Principal Carryover Shortfall:                                                      $0.00

(23)  A-3 Noteholders' Principal Distributable Amount:                                             $3,913,893.44

(24)  B Noteholders' Monthly Principal Distributable Amount:                                               $0.00

(25)  % of Principal Distribution Amount applicable to B Noteholders                                       0.00%

(26)  B Noteholders' Principal Carryover Shortfall:                                                        $0.00

(27)  B Noteholders' Principal Distributable Amount:                                                       $0.00

(28)  Noteholders' Principal Distribution Amount:                                                  $3,913,893.44

(29)  Noteholders' Distributable Amount:                                                           $4,279,647.24

(30)  Certificateholders' Interest Distributable Amount:                                             $127,375.44

(31)  Certificateholders' Interest Carryover Shortfall:                                                    $0.00

(32)  Certificateholders' Percentage:                                                                      0.00%

(33) Certificateholders' Principal Distributable Amount applicable to current period                       $0.00

(34)  Certificateholders' Principal Carryover Shortfall:                                                   $0.00

(35)  Certificateholders' Principal Distributable Amount:                                                  $0.00

(36)  Certificateholders' Distributable Amount:                                                      $127,375.44

(37)  Servicing Fee:                                                                                  $15,654.26

(38)  Deposit to Spread Account (from excess collections):                                                 $0.00

(39)  Specified Spread Account Balance (after all distributions and adjustments)                  $12,512,193.71


                                    Page 11

      The Lesser of:

      (a) 2.00% of the Initial Pool Balance                                                       $13,000,000.00


      (b) the Note Balance                                                                        $74,500,572.40

(40)  Spread Account Balance over the Specified Spread Account Balance:                                    $0.00

(41)  Excess Amounts Distributed To Seller:
      (a) Release of Excess Amount in Spread Account                                                       $0.00
      (b) Release of Excess Amount in Negative Carry Account                                                0.00


(42) Amount to be withdrawn from the Spread Account and deposited
      into the Note Distribution Account                                                                   $0.00




(44)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                $78,419,684.93

(45) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                     $0.00
           A-1 Note Pool Factor:                                                                       0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                     $0.00
           A-2 Note Pool Factor:                                                                       0.0000000

           Outstanding Principal Balance of A-3 Notes:                                            $37,125,572.40
           A-3 Note Pool Factor:                                                                       0.1432728

           Outstanding Principal Balance of B Notes:                                              $26,000,000.00
           B Note Pool Factor:                                                                         1.0000000

           Outstanding Principal Balance of the Certificates:                                     $11,375,000.00
           Certificate Pool Factor:                                                                    1.0000000

(46)  Aggregate Purchase Amounts for related Collection Period:                                            $0.00

(47)  Aggregate Amount of Realized Losses for the related Collection Period:                         $142,091.84

(48)  Spread Account Balance after giving effect to all distributions:                            $12,512,193.71

===================================================================================================================

CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004


Prepared by  Lisa Sorenson (262)636-6184

                                                                         ---------------------------------------
NPV Data Input Section                                                             05-Jul-00           05-Jul-00
                                                                         ---------------------------------------
Scheduled cash flows as of the                                                        Pool 1              Pool 2
                                                                                3,954,340.08          697,188.36
                                                                                6,494,057.00          785,823.63
                                                                                4,141,514.11        4,157,912.91
                                                                                2,349,967.63        2,636,645.24
                                                                                2,442,774.92          905,092.20
                                                                                3,337,427.19        1,168,612.41
                                                                                3,231,981.93        1,394,061.69
                                                                                2,248,863.66          839,739.02
                                                                                1,952,618.99          677,767.17
                                                                                2,312,751.31          694,583.08
                                                                                2,803,613.03          557,807.04
                                                                                4,081,467.93          493,034.47
                                                                                3,903,841.37          846,325.54
                                                                                3,810,575.98          591,587.30
                                                                                2,178,124.87        3,097,582.96
                                                                                  724,259.64        1,720,359.20
                                                                                  832,556.97          564,019.97
                                                                                1,389,756.94          786,207.55
                                                                                1,376,689.71          586,590.27
                                                                                  757,310.42          413,667.77
                                                                                  540,061.35          210,672.68
                                                                                  721,532.86          355,944.38
                                                                                  880,823.62          224,648.64
                                                                                1,646,083.48          170,007.00
                                                                                1,831,098.73          437,133.66
                                                                                1,739,642.66          215,482.81
                                                                                1,076,913.41        1,495,258.33
                                                                                  175,900.44        1,066,965.63
                                                                                  162,483.62          230,653.20
                                                                                  272,725.77          262,195.87
                                                                                  197,213.97          206,043.01
                                                                                   35,137.26          173,625.32
                                                                                    1,871.45            8,752.36
                                                                                   19,267.60            7,761.47
                                                                                   24,181.34            6,086.91
                                                                                    1,618.47            2,098.35
                                                                                   53,119.85            2,098.35
                                                                                    1,618.47           14,410.23
                                                                                   16,233.26           72,935.44
                                                                                        0.00           59,806.74
                                                                                        0.00                0.00
                                                                                    8,633.42                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00


Total Time Balance of Scheduled Cash Flows                                     63,730,654.71       28,837,188.16


                                                                        ---------------------------------------
NPV Data Input Section                                                             05-Jul-00          05-Jul-00
                                                                        ---------------------------------------
Scheduled cash flows as of the                                                        Pool 3             Pool 4
                                                                                  466,307.70       1,145,317.65
                                                                                  647,598.07       1,342,034.50
                                                                                1,010,726.31       1,849,365.62
                                                                                4,200,200.34       1,865,920.99
                                                                                1,649,253.77       8,548,525.87
                                                                                  967,541.11       3,466,651.54
                                                                                  768,755.93       1,354,691.58
                                                                                  574,224.29       1,019,085.98
                                                                                  425,154.86         996,175.69
                                                                                  567,010.80         952,722.56
                                                                                  441,742.83         841,267.70
                                                                                  440,717.04         748,394.40
                                                                                  467,365.02         830,002.44
                                                                                  462,476.47         938,762.86
                                                                                  795,963.83       1,354,955.86
                                                                                3,029,366.02       1,311,087.67
                                                                                1,155,229.51       6,411,677.97
                                                                                  617,495.45       2,377,915.79
                                                                                  391,517.26         704,184.14
                                                                                  190,346.04         480,256.03
                                                                                  142,679.36         467,114.40
                                                                                  254,200.00         384,511.99
                                                                                  157,083.26         281,521.30
                                                                                  155,209.15         193,516.28
                                                                                  170,922.59         316,297.44
                                                                                  185,571.78         351,730.15
                                                                                  263,658.69         695,125.42
                                                                                1,728,186.68         649,094.42
                                                                                  720,953.88       4,163,695.26
                                                                                  301,457.07       1,527,501.02
                                                                                  182,220.86         427,718.18
                                                                                   39,502.11         141,610.23
                                                                                    9,469.58          90,772.73
                                                                                    2,580.39          34,771.67
                                                                                    2,580.39          25,574.54
                                                                                   37,547.23          10,593.26
                                                                                    2,580.39          15,577.03
                                                                                    2,580.39          31,093.36
                                                                                    2,580.39          38,372.51
                                                                                  130,837.06          90,741.91
                                                                                        0.00          95,870.01
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                   10,668.03               0.00
                                                                                        0.00               0.00
                                                                                        0.00           9,027.76
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00
                                                                                        0.00               0.00


Total Time Balance of Scheduled Cash Flows                                     23,772,061.93      48,580,827.71

                        Page 1 of 13


===================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Prepared by  Lisa Sorenson (262)636-6184

Payment Date                                                                                          17-Jul-00
Collection Period Begin Date                                                                          06-Jun-00
Collection Period End Date                                                                            05-Jul-00
Days in accrual period (30/360)                                                                              30
Days in accrual period (ACT/360)                                                                             32
One-Month LIBOR                                                                                        6.65125%

PART I -- MONTHLY DATA INPUT

FIXED RATE COLLATERAL

 Receipts During the Period                                                                      $11,154,317.21

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                               $0.00
    Government obligors                                                                                   $0.00
          Total Warranty Repurchases                                                                      $0.00

Total Fixed Rate Collections For The Period                                                      $11,154,317.21


FLOATING RATE COLLATERAL

 Receipts During the Period                                                                       $1,199,119.24

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                               $0.00
    Government obligors                                                                                   $0.00
          Total Warranty Repurchases                                                                      $0.00

Total Floating Rate Collections For The Period                                                    $1,199,119.24

    Pool Balance (Beg. of Collection Period)                                                     $13,495,264.12
    Pool Balance (End of Collection Period)                                                      $12,376,847.06

Total Collection                                                                                 $12,353,436.45
Negative Carry Amount                                                                                     $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                              $136,431.86
Pre-Funding Account Reinvestment Income                                                                   $0.00

    Total Distribution Amount                                                                    $12,489,868.31

MISCELLANEOUS DATA

    FIXED RATE COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                       $1,431,007.66
    Scheduled Amounts 60 days or more past due                                                    $1,755,400.11
    Net Losses on Liquidated Receivables                                                            $579,546.23
    Number of Loans at Beginning of Period                                                               11,658
    Number of Loans at End of Period                                                                     10,833
    Repossessed Equipment not Sold or Reassigned (Beginning)                                              $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                    $0.00

    FIOATING RATE COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                         $187,223.09
    Scheduled Amounts 60 days or more past due                                                      $246,515.04
    Net Losses on Liquidated Receivables                                                              $3,748.09
    Number of Loans at Beginning of Period                                                                1,322
    Number of Loans at End of Period                                                                      1,213
    Repossessed Equipment not Sold or Reassigned (Beginning)                                              $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                    $0.00

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                       $1,618,230.75
    Scheduled Amounts 60 days or more past due                                                    $2,001,915.15
    Net Losses on Liquidated Receivables                                                            $583,294.32
    Number of Loans at Beginning of Period                                                               12,980
    Number of Loans at End of Period                                                                     12,046
    Repossessed Equipment not Sold or Reassigned (Beginning)                                              $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                    $0.00

    Pre-Funding Account Reinvestment Income                                                               $0.00

               Page 2 of 13

CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date                                                                                          17-Jul-00
Collection Period Begin Date                                                                          06-Jun-00
Collection Period End Date                                                                            05-Jul-00

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                         $176,113,857.97
    A-1 Note Beginning Principal Balance                                                                  $0.00
    A-2 Note Beginning Principal Balance                                                                  $0.00
    A-3 Note Beginning Principal Balance                                                                 ($0.00)
    A-4 Note Beginning Principal Balance                                                        $140,378,782.39
    B Note Beginning Principal Balance                                                           $13,495,263.29
    C Note Beginning Principal Balance                                                            $7,049,812.30
    Certificate Beginning Principal Balance                                                      $15,190,000.00

Total Principal Balance of Notes and Certificates (End of Period)                               $164,474,798.60
    A-1 Note Principal Balance (End of Period)                                                            $0.00
                                    A-1 Note Pool Factor (End of Period)                              0.0000000
    A-2 Note Principal Balance (End of Period)                                                            $0.00
                                    A-2 Note Pool Factor (End of Period)                              0.0000000
    A-3 Note Principal Balance (End of Period)                                                           ($0.00)
                                    A-3 Note Pool Factor (End of Period)                             (0.0000000)
    A-4 Note Principal Balance (End of Period)                                                  $130,323,710.36
                                    A-4 Note Pool Factor (End of Period)                              0.6910389
    B Note Principal Balance (End of Period)                                                      12,376,846.23
                                    B Note Pool Factor (End of Period)                                0.1263456
    C Note Principal Balance (End of Period)                                                      $6,584,242.01
                                    C Note Pool Factor (End of Period)                                0.1896438
    Certificate Principal Balance (End of Period)                                                $15,190,000.00
                                    Certificate Pool Factor (End of Period)                           1.0000000

FIXED RATE CONTRACT VALUE DECLINE                                                                $10,520,642.31
    Pool Balance (Beg. of Collection Period)                                                    $162,747,048.30
    Pool Balance (End of Collection Period)                                                     $152,226,405.99

Fixed Rate Distribution Amount (FxDA)                                                            $11,290,749.07
    Total Collections and Investment Income for the Period                                       $11,290,749.07
    Negative Carry Amount                                                                                 $0.00

Fixed Rate Principal Distribution Amount  (FxPDA)                                                $10,520,642.31

FLOATING  RATE CONTRACT VALUE DECLINE                                                             $1,118,417.06
    Pool Balance (Beg. of Collection Period)                                                     $13,495,264.12
    Pool Balance (End of Collection Period)                                                      $12,376,847.06

Floating Rate Distribution Amount (FltDA)                                                         $1,199,119.24

Principal Allocation to Notes and Certificates
    A-1 Noteholders' Principal Distributable Amount                                                       $0.00
    A-2 Noteholders' Principal Distributable Amount                                                       $0.00
    A-3 Noteholders' Principal Distributable Amount                                                       $0.00
    A-4 Noteholders' Principal Distributable Amount                                              $10,055,072.02
    B Noteholders' Principal Distributable Amount                                                 $1,118,417.06
    C Noteholders' Principal Distributable Amount                                                   $465,570.29
    Certificateholders' Principal Distributable Amount                                                    $0.00

Interest Distributable Amount                                                                       $699,043.46
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                    $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                    $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                    $0.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                              $749,856.66
    Noteholders' Interest Distributable Amount applicable to B Notes                                 $80,702.18
    Noteholders' Interest Distributable Amount applicable to C Notes                                 $37,657.75
    Certificateholders' Interest Distributable Amount                                               $661,385.71

Spread Account
    Beginning Spread Account Balance                                                             $15,864,010.03
    Deposit to Spread Account from Pre-Funding Account                                                    $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                  $0.00
    Distribution from Spread Account for Interest / Principal Shortfall                              $17,574.32

    Specified Spread Account Balance                                                             $17,359,205.00
    Ending Spread Account Balance (after distributions)                                          $15,846,435.71

Credit Enhancement                                                                                        9.71%
    Spread account % of Ending Pool Balance                                                               9.63%
    Overcollateralization % of Ending Pool Balance                                                        0.08%

Scheduled Amounts 30 - 59 days past due                                                           $1,618,230.75
                                    as % of Ending Pool Balance                                           0.98%
Scheduled Amounts 60 days or more past due                                                        $2,001,915.15
                                    as % of Ending Pool Balance                                           1.22%
Net Losses on Liquidated Receivables                                                                $583,294.32
                                    as % of Ending Pool Balance                                           0.35%


                    Page 3 of 13

PART III -- SERVICING CALCULATIONS                                                                17-Jul-00

1.  Sources and Uses of Collection Account Balance                                                    Pool 1              Pool 2

FIXED RATE POOL

Wtd. Avg. APR                                                                                         8.637%              8.833%
Fixed Rate Contract Value (Beg. of Collection Period), by origination pool                    $65,903,343.55      $28,130,238.86
Fixed Rate Contract Value  (End of Collection Period), by origination pool                   $59,405,320.09       $26,581,779.22
                                                                                                 ---------------     ---------------
Fixed Rate Contract Value Decline                                                              $6,498,023.46       $1,548,459.64
                                                                                                           9.86%               5.50%
Fixed Rate Initial Pool Balance                                                              $162,747,048.30
Fixed Rate Pool Balance (End of Collection Period)                                           $152,226,405.99

Fixed Rate Collections and Investment Income for the period                                   $11,290,749.07
Negative Carry Amount                                                                                  $0.00

Fixed Rate Distribution Amount (FxDA)                                                         $11,290,749.07
Fixed Rate Principal Distribution Amount  (FxPDA)                                             $10,520,642.31

Initial C Percentage                                                                                  4.000%
Fixed Rate Unscheduled Principal (per pool)                                                            $0.00               $0.00
Total Fixed Rate Unscheduled Principal                                                                 $0.00

FLOATING RATE POOL

Floating Rate Contract Value (Beg. of Collection Period)                                      $13,495,264.12
Floating  Rate Contract Value  (End of Collection Period)                                     $12,376,847.06
                                                                                                 ---------------
Floating Rate Contract Value Decline                                                           $1,118,417.06

Floating Rate Distribution Amount (FltDA)                                                      $1,199,119.24
Floating Rate Principal Distribution Amount  (FltPDA)                                          $1,118,417.06

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                                                   $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
A-1 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                 0.00%
A-1 Noteholders' Principal Distributable Amount                                                        $0.00

FIxed Rate Principal Distribution Amount Remaining                                            $10,520,642.31
FIoating  Rate Principal Distribution Amount Remaining                                         $1,118,417.06

A-2 Note Beginning Principal Balance                                                                   $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
A-2 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                 0.00%
A-2 Noteholders' Principal Distributable Amount                                                        $0.00

FIxed Rate Principal Distribution Amount Remaining                                            $10,520,642.31
FIoating  Rate Principal Distribution Amount Remaining                                         $1,118,417.06

A-3 Note Beginning Principal Balance                                                                  ($0.00)
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
A-3 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                 0.00%
A-3 Noteholders' Principal Distributable Amount                                                        $0.00

FIxed Rate Principal Distribution Amount Remaining                                            $10,520,642.31
FIoating  Rate Principal Distribution Amount Remaining                                         $1,118,417.06

A-4 Note Beginning Principal Balance                                                         $140,378,782.39
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
A-4 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                95.57%
A-4 Noteholders' Principal Distributable Amount                                               $10,055,072.02

FIxed Rate Principal Distribution Amount Remaining                                               $465,570.29
FIoating  Rate Principal Distribution Amount Remaining                                         $1,118,417.06

B Note Beginning Principal Balance                                                            $13,495,263.29
B Noteholders' Principal Carryover Shortfall (Previous Period)                                         $0.00
B Noteholders' Share of the Floating RatePrincipal Distribution Amount                               100.00%
B Noteholders' Principal Distributable Amount                                                  $1,118,417.06

FIxed Rate Principal Distribution Amount Remaining                                               $465,570.29
FIoating  Rate Principal Distribution Amount Remaining                                                 $0.00

C Note Beginning Principal Balance                                                             $7,049,812.30
C Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
C Noteholders' Share of the Fixed Rate & Floating Rate Principal Distribution Amounts                  4.00%
C Noteholders' Principal Distributable Amount                                                    $465,570.29

FIxed Rate Principal Distribution Amount Remaining                                            $10,055,072.02
FIoating  Rate Principal Distribution Amount Remaining                                                 $0.00

Certificate Beginning Principal Balance                                                       $15,190,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                    $0.00
Certificateholders' Share of the Fixed Rate & Floating Rate Principal Distribution Amounts             0.00%
Certificateholders' Principal Distributable Amount                                                     $0.00

Interest Accrued on Class A-1 Notes this period                                                        $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                    $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                     $0.00

Interest Accrued on Class A-2 Notes this period                                                        $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                    $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                     $0.00

Interest Accrued on Class A-3 Notes this period                                                        $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                    $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                     $0.00

Interest Accrued on Class A-4 Notes this period                                                  $749,856.66
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                    $0.00
Interest Due (in Arrears) on above Shortfall                                                           $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                               $749,856.66

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                $749,856.66
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                    $0.00


1.  Sources and Uses of Collection Account Balance                                                    Pool 3              Pool 4

FIXED RATE POOL

Wtd. Avg. APR                                                                                         8.872%              8.799%
Fixed Rate Contract Value (Beg. of Collection Period), by origination pool                    $22,697,344.94      $46,016,120.95
Fixed Rate Contract Value  (End of Collection Period), by origination pool                    $21,828,892.90      $44,410,413.78
                                                                                                 ---------------     ---------------
Fixed Rate Contract Value Decline                                                                $868,452.04       $1,605,707.17
                                                                                                           3.83%               3.49%
Fixed Rate Initial Pool Balance
Fixed Rate Pool Balance (End of Collection Period)

Fixed Rate Collections and Investment Income for the period
Negative Carry Amount

Fixed Rate Distribution Amount (FxDA)
Fixed Rate Principal Distribution Amount  (FxPDA)

Initial C Percentage
Fixed Rate Unscheduled Principal (per pool)                                                            $0.00               $0.00
Total Fixed Rate Unscheduled Principal

FLOATING RATE POOL

Floating Rate Contract Value (Beg. of Collection Period)
Floating  Rate Contract Value  (End of Collection Period)

Floating Rate Contract Value Decline

Floating Rate Distribution Amount (FltDA)
Floating Rate Principal Distribution Amount  (FltPDA)

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)
A-1 Noteholders' Share of the Fixed Rate Principal Distribution Amount
A-1 Noteholders' Principal Distributable Amount

Fixed Rate Principal Distribution Amount Remaining
Floating  Rate Principal Distribution Amount Remaining

A-2 Note Beginning Principal Balance
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)
A-2 Noteholders' Share of the Fixed Rate Principal Distribution Amount
A-2 Noteholders' Principal Distributable Amount

Fixed Rate Principal Distribution Amount Remaining
Floating  Rate Principal Distribution Amount Remaining

A-3 Note Beginning Principal Balance
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)
A-3 Noteholders' Share of the Fixed Rate Principal Distribution Amount
A-3 Noteholders' Principal Distributable Amount

Fixed Rate Principal Distribution Amount Remaining
FIoating  Rate Principal Distribution Amount Remaining

A-4 Note Beginning Principal Balance
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)
A-4 Noteholders' Share of the Fixed Rate Principal Distribution Amount
A-4 Noteholders' Principal Distributable Amount

Fixed Rate Principal Distribution Amount Remaining
Floating  Rate Principal Distribution Amount Remaining

B Note Beginning Principal Balance
B Noteholders' Principal Carryover Shortfall (Previous Period)
B Noteholders' Share of the Floating RatePrincipal Distribution Amount
B Noteholders' Principal Distributable Amount

Fixed Rate Principal Distribution Amount Remaining
Floating  Rate Principal Distribution Amount Remaining

C Note Beginning Principal Balance
C Noteholders' Principal Carryover Shortfall (Previous Period
C Noteholders' Share of the Fixed Rate & Floating Rate Principal Distribution Amounts
C Noteholders' Principal Distributable Amount

Fixed Rate Principal Distribution Amount Remaining
Floating  Rate Principal Distribution Amount Remaining

Certificate Beginning Principal Balance
Certificateholders' Principal Carryover Shortfall (Previous Period)
Certificateholders' Share of the Fixed Rate & Floating Rate Principal Distribution Amount
Certificateholders' Principal Distributable Amount

Interest Accrued on Class A-1 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-1 Notes

Interest Accrued on Class A-2 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-2 Notes

Interest Accrued on Class A-3 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-3 Notes

Interest Accrued on Class A-4 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-4 Notes

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period
Offered Noteholders' Interest Carryover Shortfall (Previous Period)

                           Page 4 of 13


Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Offered Noteholders' Interest Distributable Amount                                                                   $749,856.66

Class B Notes Net Funds Cap                                                                                             6.72754%
Class B Accrual Rate (Min(Net Funds Cap, 1 Month Libor +20bp))                                                          6.72754%
Net Funds Cap?                                                                                                               YES

Interest Accrued on Class B Notes this period                                                                         $80,702.18
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                                      $80,702.18
Preliminary Class B Net Funds Cap Carryover Amount                                                                     $1,483.98

Interest Accrued on Class C Notes this period                                                                         $37,657.75
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to C Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Noteholders' Interest Distributable Amount applicable to C Notes                                                      $37,657.75

Interest Accrued on Certificates this period                                                                          $81,139.92
Certificateholders' Interest Carryover Shortfall (Previous Period)                                                   $577,162.78
Interest Due (in Arrears) on Above Shortfall                                                                           $3,083.01
Certificateholders' Interest Distributable Amount                                                                    $661,385.71

3.  Allocation of Fixed Rate and Floating Rate Distribution Amounts

A. FIXED RATE DISTRIBUTION AMOUNT (FXDA)                                                                          $11,290,749.07

Fixed Rate Percentage of Administration Fee Shortfall (Previous Period)                                                    $0.00
Fixed Rate Percentage of Administration Fee Accrued during this Period                                                   $153.90
Fixed Rate Percentage of Administration Fee Paid this Period from FxDA                                                   $153.90
Fixed Rate Percentage of Administration Fee Shortfall                                                                      $0.00

Total Fixed Rate Distribution Amount Remaining                                                                    $11,290,595.17

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-1 Notes this period                                                                            $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from FxDA                                                   $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                             $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-2 Notes this period                                                                            $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from FxDA                                                   $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                             $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-3 Notes this period                                                                            $0.00
Noteholders' Interest applicable to A-3 Notes Paid this Period from FxDA                                                   $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                             $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-4 Notes this period                                                                      $749,856.66
Noteholders' Interest applicable to A-4 Notes Paid this Period from FxDA                                             $749,856.66
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                             $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                    $749,856.66
Offered Noteholders' Interest Paid this Period from FxDA                                                             $749,856.66
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                   $0.00

Total Fixed Rate Distribution Amount Remaining                                                                    $10,540,738.51

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to C Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class C Notes this period                                                                         $37,657.75
Noteholders' Interest applicable to C Notes Paid this Period from FxDA                                                $37,657.75
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                               $0.00

Total Fixed Rate Distribution Amount Remaining                                                                    $10,503,080.76

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                                    $0.00
A-1 Noteholders' Principal Distributable Amount Paid from FxDA                                                             $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Fixed Rate Distribution Amount Remaining                                                                    $10,503,080.76

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                                    $0.00
A-2 Noteholders' Principal Distributable Amount Paid from FxDA                                                             $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Fixed Rate Distribution Amount Remaining                                                                    $10,503,080.76

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                                    $0.00
A-3 Noteholders' Principal Distributable Amount Paid from FxDA                                                             $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Fixed Rate Distribution Amount Remaining                                                                    $10,503,080.76

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-4 Noteholders' Monthly Principal Distributable Amount                                                           $10,055,072.02
A-4 Noteholders' Principal Distributable Amount Paid from FxDA                                                    $10,055,072.02
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Fixed Rate Excess Distribution Amount                                                                          $448,008.73

B. FLOATING  RATE DISTRIBUTION AMOUNT (FLTDA)                                                                      $1,199,119.24

Floating Rate Percentage of Administration Fee Shortfall (Previous Period)                                                 $0.00
Floating Rate Percentage of Administration Fee Accrued during this Period                                                 $12.76
Floating Rate Percentage of Administration Fee Paid this Period from FltDA                                                $12.76
Floating Rate Percentage of Administration Fee Shortfall                                                                   $0.00

Total Floating Rate Distribution Amount Remaining                                                                  $1,199,106.48

                     Page 5 of 13


Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class B Notes this period                                                                         $80,702.18
Noteholders' Interest applicable to B Notes Paid this Period from FltDA                                               $80,702.18
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                               $0.00

Total Floating Rate Distribution Amount Remaining                                                                  $1,118,404.30

B Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
B Noteholders' Monthly Principal Distributable Amount                                                              $1,118,417.06
B Noteholders' Principal Distributable Amount Paid from FltDA                                                      $1,118,404.30
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                 $12.76

Total Floating Rate Excess Distribution Amount                                                                             $0.00

C. ALLOCATION OF FIXED RATE EXCESS DISTRIBUTION AMOUNT                                                               $448,008.73

Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                               $0.00
B Noteholders' Interest Carryover Shortfall paid from Fx Excess DA                                                         $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes Remaining                     $0.00

Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                 $12.76
B Noteholders' Principal Carryover Shortfall paid from Fx Excess DA                                                       $12.76
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period) Remaining                                        $0.00

Remaining Fixed Rate Excess Distribution Amount                                                                      $447,995.97

D. ALLOCATION OF FLOATING RATE EXCESS DISTRIBUTION AMOUNT                                                                  $0.00

Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                   $0.00
A Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                                        $0.00
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period) Remaining                                         $0.00

Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                               $0.00
C Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                                        $0.00
Preliminary C Noteholders' Interest Carryover Shortfall (Current Period) Remaining                                         $0.00

Preliminary A Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00
A Noteholders' Principal Carryover Shortfall paid from Flt Excess DA                                                       $0.00
Preliminary A Noteholders' Principal Carryover Shortfall (Current Period) Remaining                                        $0.00

Remaining Floating Rate Excess Distribution Amount                                                                         $0.00

E. ALLOCATION OF REMAINING FIXED AND FLOATING RATE EXCESS DISTRIBUTION AMOUNTS                                       $447,995.97

C Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
C Noteholders' Monthly Principal Distributable Amount                                                                $465,570.29
C Noteholders' Principal Distributable Amount Paid from Fx and Flt Excess DA                                         $447,995.97
Preliminary C Noteholders' Principal Carryover Shortfall (Current Period)                                             $17,574.32

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                         $0.00

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                                      $0.00

New Collateral Purchased                                                                                                   $0.00
Deposit to Spread Account                                                                                                  $0.00
                                                                                                                           -----
Payment to Seller                                                                                                          $0.00

Ending Pre-Funding Account Balance                                                                                         $0.00

Excess Pre-Funded Amount/(Payment to Seller)                                                                               $0.00

Adjusted Ending Pre-Funding Account Balance                                                                                $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                                                   $0.00

Pre-Funded Percentage                                                                                                     0.000%
Negative Carry Withdrawls                                                                                                  $0.00
Cumulative Negative Carry Withdrawls                                                                               $4,724,734.08
Maximum Negative Carry Amount                                                                                              $0.00
Required Negative Carry Account Balance                                                                                    $0.00
Interim Ending Negative Carry Account Balance                                                                              $0.00
Negative Carry Amount Released to Seller                                                                                   $0.00

Ending Negative Carry Account Balance                                                                                      $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                                                  $15,864,010.03
Deposit to Spread Account from Pre-Funding Account                                                                         $0.00
Deposit to Spread Account from Excess Collections over Distributions                                                       $0.00

Distribution from Spread Account to Noteholders' Distr. Account                                                       $17,574.32
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                        $0.00

Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                        $0.00
Adj to Preliminary C Noteholders' Principal Carryover Shortfall (Current Period)                                      $17,574.32

Preliminary Spread Account Balance Remaining                                                                      $15,846,435.71

Cumulative Realized Losses since 31-August-97 (Cut-off Date)                                                      $10,247,571.27
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                 NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                  $6,954,554.76


                                                                   Page 6 of 13

Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                       YES
60 day or > Delinquent Scheduled Amounts                                                                          $2,001,915.15
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                             NO
Are any of the three conditions "YES"?                                                                   YES


Case Credit has discovered a systems error in the report used to identify losses for the trust.  The report only identified losses that had been applied against dealer reserves.  It failed to include in the loss figure any losses that were not covered by dealer reserves.  This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.
Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should
have been charged to the trust was:                                                                                1,165,589.54

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                                              11,413,160.81
Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                                      YES

Preliminary A-1 Note Principal Balance (End of Period)                                                                    $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                                    $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                                                   ($0.00)
Preliminary A-4 Note Principal Balance (End of Period)                                                          $130,323,710.36
Preliminary B Note Principal Balance (End of Period)                                                             $12,376,846.23
Preliminary C Note Principal Balance (End of Period)                                                              $6,584,242.01
Preliminary Total Principal Balance of Notes  (End of Period)                                                   $149,284,798.60

Specified Spread Account Balance                                                                                  17,359,205.00
Lesser of:
(a) 2.00% of the Initial Pool Balance                                                                             17,359,205.00

(b) the Note Balance                                                                                             149,284,798.60

Preliminary Spread Account Balance Remaining                                                                     $15,846,435.71
Preliminary Excess Amount in Spread Account                                                                               $0.00
Preliminary Shortfall Amount in Spread Account                                                                    $1,512,769.29

Deposit to Spread Account from Remaing Fixed and Floating Rate Excess Distribution                                        $0.00

Spread Account Excess                                                                                                     $0.00

Ending Spread Account Balance (after distributions)                                                              $15,846,435.71
Net Change in Spread Account Balance                                                                                ($17,574.32)

7. Distribution to Class B Net Funds Cap, Certificate Distributions and Servicing Fees

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                        $0.00

Preliminary Class B Net Funds Cap Carryover Amount                                                                  $142,890.77
Preliminary Class B Net Funds Cap Carryover Amount Paid from Fixed and Floating Rate Excess                               $0.00
Class B Net Funds Cap Carryover Amount                                                                              $142,890.77

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                        $0.00

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                  $577,162.78
Interest Due (in Arrears) on Above Shortfall                                                                          $3,083.01
Interest Accrued on Certificates this period                                                                         $81,139.92
Certificateholders' Interest Paid from Fixed and Floating Rate Excess Distribution                                        $0.00
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                       $661,385.71

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                        $0.00

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
Certificateholders' Principal Distributable Amount applicable to current period                                           $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                   $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                            $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                        $0.00

Servicing Fee Shortfall (Previous Period)                                                                          1,390,575.68
Servicing Fees Accrued during this Period                                                                           $146,868.59
Servicing Fees Paid this Period from Fixed and Floating Rate Excess                                                       $0.00
Adjustment to Servicing Fee
Adjustment to Excess Distribution Amount Remaining
Servicing Fee Shortfall                                                                                           $1,537,444.27

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                        $0.00

8.  Ending Balances

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                        $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                        $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                        $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                        $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                          $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                                          $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                             $0.00
C Noteholders' Principal Carryover Shortfall (Current Period)                                                             $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                  $661,385.71
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                       $0.00

A-1 Note Principal Balance (End of Period)                                                                                $0.00


                                                                   Page 7 of 13

A-2 Note Principal Balance (End of Period)                                                                                $0.00
A-3 Note Principal Balance (End of Period)                                                                               ($0.00)
A-4 Note Principal Balance (End of Period)                                                                      $130,323,710.36
B Note Principal Balance (End of Period)                                                                         $12,376,846.23
C Note Principal Balance (End of Period)                                                                          $6,584,242.01
Certificate Principal Balance (End of Period)                                                                    $15,190,000.00
Total Principal Balance of Notes and Certificates (End of Period)                                               $164,474,798.60

A-1 Note Pool Factor (End of Period)                                                                                  0.0000000
A-2 Note Pool Factor (End of Period)                                                                                  0.0000000
A-3 Note Pool Factor (End of Period)                                                                                 (0.0000000)
A-4 Note Pool Factor (End of Period)                                                                                  0.6910389
B Note Pool Factor (End of Period)                                                                                    0.1263456
C Note Pool Factor (End of Period)                                                                                    0.1896438
Certificate Pool Factor (End of Period)                                                                               1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                                                0.1894958

Specified Spread Account Balance (after all distributions and adjustments)                                       $15,846,435.71


                                                                   Page 8 of 13

CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO NOTEHOLDERS

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                         17-Jul-00

(1) Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                       $0.00
           per $1,000 original principal amount:                                                          $0.00

    (b)   A-2 Notes:                                                                                      $0.00
            per $1,000 original principal amount:                                                         $0.00

    (c)   A-3 Notes:                                                                                      $0.00
            per $1,000 original principal amount:                                                         $0.00

    (d)   A-4 Notes:                                                                             $10,055,072.02
            per $1,000 original principal amount:                                                        $53.32

    (e)   B Notes:                                                                                $1,118,417.06
            per $1,000 original principal amount:                                                        $11.42

    (f)   C Notes:                                                                                  $465,570.29
            per $1,000 original principal amount:                                                        $13.41

    (g)   Total                                                                                  $11,639,059.37

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                                       $0.00
           per $1,000 original principal amount:                                                          $0.00

    (b)   A-2 Notes:                                                                                      $0.00
            per $1,000 original principal amount:                                                         $0.00

    (c)  A-3 Notes:                                                                                       $0.00
           per $1,000 original principal amount:                                                          $0.00

    (d)  A-4 Notes:                                                                                 $749,856.66
           per $1,000 original principal amount:                                                          $3.98

    (e)   B Notes:                                                                                   $80,702.18
            per $1,000 original principal amount:                                                         $0.82

    (f)  C Notes:                                                                                    $37,657.75
            per $1,000 original principal amount:                                                         $1.08

    (g)   Total                                                                                     $868,216.59

(3) Pool Balance at the end of the related Collection Period                                    $164,603,253.05

(4) After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                   $0.00
         (ii)  A-1 Note Pool Factor:                                                                  0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                   $0.00
         (ii)  A-2 Note Pool Factor:                                                                  0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                  ($0.00)
         (ii)  A-3 Note Pool Factor:                                                                  0.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                         $130,323,710.36
         (ii)  A-4 Note Pool Factor:                                                                  0.6910389

    (e) (i)  outstanding principal amount of B Notes:                                            $12,376,846.23
         (ii)  B Note Pool Factor:                                                                    0.1263456

    (f) (i)  outstanding principal amount of C Notes:                                             $6,584,242.01
         (ii)  C Note Pool Factor:                                                                    0.1896438

    (g) (i)  Certificate Balance                                                                 $15,190,000.00
         (ii)  Certificate Pool Factor:                                                               1.0000000

(5)  Amount of Servicing Fee:                                                                             $0.00
         per $1,000 Beginning of Collection Period:                                                  0.00000000

(6)  Amount of Administration Fee:                                                                      $166.67
         per $1,000 Beginning of Collection Period:                                                  0.00209911

(7)  Aggregate Purchase Amounts for Collection Period:                                                    $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                        $583,294.32

(9)  Amount in Spread Account:                                                                   $15,846,435.71

(10)  Amount in Pre-Funding Account:                                                                      $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                     NA
      Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                   $0.00


                                                                   Page 9 of 13


-------------------------------------------------------------------------------
CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO CERTIFICATEHOLDERS

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                         17-Jul-00

(1) Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                       $0.00
           per $1,000 original principal amount:                                                          $0.00

    (b)  A-2 Notes:                                                                                       $0.00
           per $1,000 original principal amount:                                                          $0.00

    (c)  A-3 Notes:                                                                                       $0.00
           per $1,000 original principal amount:                                                          $0.00

    (d)  A-4 Notes:                                                                              $10,055,072.02
           per $1,000 original principal amount:                                                         $53.32

    (e)  B Notes:                                                                                 $1,118,417.06
           per $1,000 original principal amount:                                                         $11.42

    (f)  C Notes:                                                                                   $465,570.29
           per $1,000 original principal amount:                                                         $13.41

    (g)  Certificates:                                                                                    $0.00
           per $1,000 original principal amount:                                                          $0.00

    (h)  Total:                                                                                   $1,583,987.35

(2) Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                       $0.00
           per $1,000 original principal amount:                                                          $0.00

    (b)  A-2 Notes:                                                                                       $0.00
           per $1,000 original principal amount:                                                          $0.00

    (c)  A-3 Notes:                                                                                       $0.00
           per $1,000 original principal amount:                                                          $0.00

    (d)  A-4 Notes:                                                                                 $749,856.66
           per $1,000 original principal amount:                                                          $3.98

    (e)  B Notes:                                                                                    $80,702.18
           per $1,000 original principal amount:                                                          $0.82

    (f)  C Notes:                                                                                    $37,657.75
           per $1,000 original principal amount:                                                          $1.08

    (g)  Certificates:                                                                                    $0.00
           per $1,000 original principal amount:                                                          $0.00

    (h)  Total:                                                                                     $787,514.41

(3)  Pool Balance at end of related Collection Period:                                          $164,603,253.05

(4) After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                   $0.00
       (ii)  A-1 Note Pool Factor:                                                                    0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                   $0.00
       (ii)  A-2 Note Pool Factor:                                                                    0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                  ($0.00)
       (ii)  A-3 Note Pool Factor:                                                                    0.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                         $130,323,710.36
       (ii)  A-4 Note Pool Factor:                                                                    0.6910389

    (e) (i)  outstanding principal amount of B Notes:                                            $12,376,846.23
       (ii)  B Note Pool Factor:                                                                      0.1263456

    (f) (i)  outstanding principal amount of C Notes:                                             $6,584,242.01
       (ii)  C Note Pool Factor:                                                                      0.1896438

    (g) (i)  Certificate Balance                                                                 $15,190,000.00
       (ii)  Certificate Pool Factor:                                                                 1.0000000

(5)  Amount of Servicing Fee:                                                                             $0.00
         per $1,000 Beginning of Collection Period:                                                   0.0000000

(6)  Amount of Administration Fee:                                                                      $166.67
         per $1,000 Beginning of Collection Period:                                                   0.0020991

(7)  Aggregate Purchase Amounts for Collection Period:                                                    $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                        $583,294.32

(9)  Amount in Spread Account:                                                                   $15,846,435.71

(10)  Amount in Pre-Funding Account:                                                                      $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                     NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                   $0.00

                        Page 10 of 13

CASE EQUIPMENT LOAN TRUST 1997-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                          17-Jul-00

(1)  Payment of Administration Fee to Administrator:                                                     $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                    $868,216.59

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                         $11,639,059.37

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                           $0.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                           $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                 $0.00

(7) Deposit to Spread Account                                                                              $0.00

(7) Release to Seller from Excess Collections over Distributions                                           $0.00

Check for Error                                                                             NO ERROR
Sum of Above Distributions                                                                  $12,507,442.63
Total Distribution Amount plus Releases to Seller                                           $12,507,442.63

                        Page 11 of 13


CASE EQUIPMENT LOAN TRUST 1997-B
SERVICER'S CERTIFICATE

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004
Payment Date:                                                                                                              17-Jul-00
(1)  Total Distribution Amount:                                                                                       $12,489,868.31

(2)  Administration Fee:                                                                                                     $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                       $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                        $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                       $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                        $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                                       $0.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                        $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                                 $749,856.66

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                       $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                                                   $80,702.18

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                         $0.00

(13)  Noteholders' Interest Distributable Amount applicable to C Notes:                                                   $37,657.75

(14)  Noteholders' Interest Carryover Shortfall applicable to C Notes:                                                         $0.00

(15)  Offered Noteholders' Interest Distributable Amount'                                                                $868,216.59
        deposited into Note Distribution Account:

(16)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                                 $0.00

(17)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                              0.00%

(18)  A-1 Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(19)  A-1 Noteholders' Principal Distributable Amount:                                                                         $0.00

(20)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                                 $0.00

(21)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                              0.00%

(22)  A-2 Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(23)  A-2 Noteholders' Principal Distributable Amount:                                                                         $0.00

(24)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                                 $0.00

(25)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                              0.00%

(26)  A-3 Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(27)  A-3 Noteholders' Principal Distributable Amount:                                                                         $0.00

(28)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                        $10,055,072.02

(29)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                             95.57%

(30)  A-4 Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(31)  A-4 Noteholders' Principal Distributable Amount:                                                                $10,055,072.02

(32)  B Noteholders' Monthly Principal Distributable Amount:                                                           $1,118,417.06

(33)  % of Floating Rate Principal Distribution Amount applicable to B Noteholders                                           100.00%

(34)  B Noteholders' Principal Carryover Shortfall:                                                                            $0.00

(35)  B Noteholders' Principal Distributable Amount:                                                                   $1,118,417.06

(36)  C Noteholders' Monthly Principal Distributable Amount:                                                             $465,570.29

(37)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to C Noteholders                                4.00%

(38)  C Noteholders' Principal Carryover Shortfall:                                                                            $0.00

(39)  C Noteholders' Principal Distributable Amount:                                                                     $465,570.29

(40)  Noteholders' Principal Distribution Amount:                                                                     $11,639,059.37

(41)  Noteholders' Distributable Amount:                                                                              $12,507,275.96


(42)  Deposit to Spread Account (from excess collections):                                                                     $0.00

(43)  Specified Spread Account Balance (after all distributions and adjustments) :                                    $17,359,205.00
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                                             $17,359,205.00


    (b) the Note Balance                                                                                             $149,284,798.60

(44)  Spread Account Balance over the Specified Spread Account Balance:                                                        $0.00

(45) Class B Net Funds Cap Carryover Amount paid from Excess                                                                   $0.00

                          Page 12 of 13


(46) Ending Class B Net Funds Cap Carryover Amount                                                                      $142,890.77

(47)  Certificateholders' Interest Distributable Amount:                                                                      $0.00

(48)  Certificateholders' Interest Carryover Shortfall:                                                                 $661,385.71

(49)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificateholders                          0.00%

(50) Certificateholders' Principal Distributable Amount applicable to current period                                          $0.00

(51)  Certificateholders' Principal Carryover Shortfall:                                                                      $0.00

(52)  Certificateholders' Principal Distributable Amount:                                                                     $0.00

(53)  Certificateholders' Distributable Amount:                                                                               $0.00

(54)  Servicing Fee:                                                                                                          $0.00

(55)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                                     $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                                    $0.00


(56) Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                                   $17,574.32

(57) Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                  $176,242,312.42

(58) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                        $0.00
           A-1 Note Pool Factor:                                                                                          0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                                        $0.00
           A-2 Note Pool Factor:                                                                                          0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                                       ($0.00)
           A-3 Note Pool Factor:                                                                                          0.0000000

           Outstanding Principal Balance of A-4 Notes:                                                              $130,323,710.36
           A-4 Note Pool Factor:                                                                                          0.6910389

           Outstanding Principal Balance of B Notes:                                                                 $12,376,846.23
           B Note Pool Factor:                                                                                            0.1263456

           Outstanding Principal Balance of C Notes:                                                                  $6,584,242.01
           C Note Pool Factor:                                                                                            0.1896438

           Outstanding Principal Balance of the Certificates:                                                        $15,190,000.00
           Certificate Pool Factor:                                                                                       1.0000000

(59)  Aggregate Purchase Amounts for related Collection Period:                                                               $0.00

(60)  Aggregate Amount of Realized Losses for the related Collection Period:                                            $583,294.32

(61)  Spread Account Balance after giving effect to all distributions:                                               $15,846,435.71

CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

                                                                                  14-Jul-00
                                                                                    11:16 PM
Prepared by  Joel Cappon  (262) 636-7430                                    File: us98a7.xls

                                                                       ------------------------------------------------------------
NPV Data Input Section                                                             31-Jan-98           05-Jul-00           05-Jul-00
                                                                       ------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date                         Pool 1 Cutoff                Pool 1              Pool 2
Row 0 is total delinquent amount valued without discounting                       815,587.26        1,801,439.30        1,157,644.82
                                                                                4,904,442.92        2,430,255.66        1,078,040.59
                                                                                3,906,018.00        2,730,981.97        1,074,138.11
                                                                                3,877,741.53        2,268,507.20          903,914.00
                                                                                3,927,499.76        2,680,926.90          918,865.54
                                                                                4,489,141.08        6,956,351.66        1,178,783.58
                                                                                4,701,496.18       10,637,462.81        2,151,957.41
                                                                                8,608,827.19        3,992,576.91        4,523,091.07
                                                                                4,561,811.29        1,607,862.59        2,678,501.35
                                                                                5,865,268.62        1,480,513.12          733,801.50
                                                                               20,726,727.40        1,392,413.87          697,832.33
                                                                               24,544,023.77        1,393,303.66          619,243.88
                                                                                8,064,830.34        1,517,217.64          712,231.07
                                                                                4,158,520.71        1,699,957.38          784,481.15
                                                                                3,890,264.88        2,026,789.75          774,490.20
                                                                                3,782,816.20        1,636,159.24          636,843.90
                                                                                3,690,091.18        2,007,027.30          678,832.79
                                                                                4,197,628.53        5,395,332.36          796,679.39
                                                                                4,469,435.87        7,356,676.03        1,772,582.87
                                                                                7,285,555.72        2,701,133.47        3,107,649.87
                                                                                4,356,548.05          739,027.90        1,683,746.97
                                                                                5,597,282.58          631,294.16          298,041.67
                                                                               20,571,819.38          604,351.63          255,151.56
                                                                               23,941,222.86          577,921.22          254,193.59
                                                                                8,115,920.90          653,615.44          267,710.12
                                                                                3,796,254.95          757,147.80          344,196.46
                                                                                3,520,590.84        1,128,594.41          309,452.82
                                                                                3,368,827.89          817,618.82          245,703.69
                                                                                3,377,685.71        1,075,046.26          242,514.80
                                                                                3,818,250.80        3,570,796.17          398,699.00
                                                                                4,125,981.11        5,094,229.30        1,216,386.07
                                                                                6,713,278.92        1,622,994.55        1,917,362.32
                                                                                3,988,716.36          194,724.08          733,277.86
                                                                                5,217,950.91          151,726.79          123,660.65
                                                                               19,826,622.88          133,408.30           26,009.06
                                                                               22,666,521.85           14,931.71            7,144.08
                                                                                7,002,127.42           10,203.53           25,872.60
                                                                                3,029,669.36           46,649.88           67,220.77
                                                                                2,680,058.07          111,252.99           30,411.24
                                                                                2,516,935.39           68,007.58           36,081.30
                                                                                2,496,244.13           53,770.43           46,229.06
                                                                                2,737,191.06          234,999.77           45,344.72
                                                                                3,153,886.68          194,907.40          323,087.39
                                                                                5,582,477.12                0.00           77,737.25
                                                                                3,015,189.84                0.00                0.00
                                                                                4,018,584.24            9,000.00                0.00
                                                                               17,054,595.16                0.00                0.00
                                                                               17,892,686.71                0.00                0.00
                                                                                5,006,379.02                0.00                0.00
                                                                                1,575,797.74                0.00                0.00
                                                                                1,274,914.81                0.00                0.00
                                                                                1,052,722.95                0.00                0.00
                                                                                1,025,672.10                0.00                0.00
                                                                                1,269,487.16                0.00                0.00
                                                                                1,401,868.59                0.00                0.00
                                                                                3,543,191.20                0.00                0.00
                                                                                1,602,040.53                0.00                0.00
                                                                                2,451,098.98                0.00                0.00
                                                                               13,381,249.09                0.00                0.00
                                                                               14,147,441.09                0.00                0.00
                                                                                3,183,367.95                0.00                0.00
                                                                                  425,818.48                0.00                0.00
                                                                                  225,353.33                0.00                0.00
                                                                                   88,204.01                0.00                0.00
                                                                                   21,872.59                0.00                0.00
                                                                                   61,007.90                0.00                0.00
                                                                                  150,978.94                0.00                0.00
                                                                                  183,957.52                0.00                0.00
                                                                                  138,009.37                0.00                0.00
                                                                                  263,256.47                0.00                0.00
                                                                                  476,922.25                0.00                0.00
                                                                                  290,667.90                0.00                0.00
                                                                                           -                0.00                0.00
                                                                                           -                0.00                0.00
                                                                                           -

Total Time Balance of Scheduled Cash Flows                                    397,076,542.31       82,209,108.94       35,954,840.47

                                                                       -------------------------------------------------------------
NPV Data Input Section                                                             05-Jul-00           05-Jul-00           05-Jul-00
                                                                       -------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date                                  Pool 3              Pool 4              Pool 5
Row 0 is total delinquent amount valued without discounting                     1,237,389.65          821,644.85            8,509.16
                                                                                1,084,951.09          670,410.40            3,016.72
                                                                                1,312,663.40          765,112.69            3,016.72
                                                                                1,126,591.71          792,624.22            3,022.55
                                                                                1,030,698.70          699,527.46            2,319.53
                                                                                1,555,260.44          715,594.45            4,362.93
                                                                                1,432,840.18          824,741.76            2,319.53
                                                                                1,450,537.53          589,762.79            2,319.53
                                                                                5,085,403.84          782,089.08            2,319.53
                                                                                3,467,404.61        2,484,359.81            2,319.53
                                                                                  788,393.33        1,636,300.20            5,807.75
                                                                                  694,631.21          466,880.03           12,743.55
                                                                                  719,355.75          542,436.31            2,319.53
                                                                                  755,699.17          556,023.12            2,319.53
                                                                                  873,246.61          639,646.63            2,319.53
                                                                                  793,059.92          636,653.20            2,319.53
                                                                                  705,683.49          525,855.97            2,319.53
                                                                                1,151,019.74          565,920.70            2,319.53
                                                                                  978,310.75          667,738.35            2,319.53
                                                                                1,089,641.41          490,167.65            2,319.53
                                                                                3,359,051.82          689,503.00            2,319.53
                                                                                2,178,974.99        2,100,038.23            2,319.53
                                                                                  432,293.51        1,110,996.94            2,319.53
                                                                                  267,959.06          145,440.87           12,138.58
                                                                                  286,703.64          208,339.55            1,714.56
                                                                                  313,657.55          217,969.72            1,714.56
                                                                                  365,422.67          275,972.37            1,714.56
                                                                                  302,561.10          244,425.05            1,714.56
                                                                                  269,738.21          168,787.82            1,714.56
                                                                                  423,465.74          172,534.17            1,714.56
                                                                                  479,657.85          312,223.99            1,714.56
                                                                                  651,006.64          154,423.14            1,714.56
                                                                                2,253,695.47          363,180.16            1,714.56
                                                                                1,243,645.65        1,280,709.60            1,714.56
                                                                                   93,188.58          576,619.48            1,714.56
                                                                                   74,790.79            9,401.47           10,424.02
                                                                                   71,127.75           38,745.03                0.00
                                                                                   11,780.62           25,081.45                0.00
                                                                                   15,478.00           34,425.13                0.00
                                                                                   24,535.06           16,253.18                0.00
                                                                                   29,926.80            9,297.44                0.00
                                                                                   56,987.58            1,253.18                0.00
                                                                                   23,920.99           13,253.17                0.00
                                                                                   38,491.14            1,253.18                0.00
                                                                                  151,954.91           64,806.11                0.00
                                                                                        0.00          108,018.94                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00


Total Time Balance of Scheduled Cash Flows                                     40,752,798.65       24,216,442.04          119,014.62

================================================================================


                                                                   Page 2 of 16

CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Prepared by  Joel Cappon  (262) 636-7430                                            07/14/00
Scheduled Payment Date                                                                                 17-Jul-00
Actual Payment Date                                                                                    17-Jul-00
Collection Period Begin Date                                                                           06-Jun-00
Collection Period End Date                                                         31-Jan-98           05-Jul-00
Days in accrual period (30/360)                                                                               30
Days in accrual period (ACT/360)                                                                              32

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                        $6,915,260.13

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                $0.00
    Government obligors                                                                                    $0.00
          Total Warranty Repurchases                                                                       $0.00

Total Collections For The Period                                                                   $6,915,260.13

    Pool Balance (Beg. of Collection Period)                                                     $171,777,434.65
    Pool Balance (End of Collection Period)                                                      $165,819,910.47

Total Collection                                                                                   $6,915,260.13
Negative Carry Withdrawls                                                                                  $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                                $98,661.32
Pre-Funding Account Reinvestment Income                                                                    $0.00

    Total Distribution Amount                                                                      $7,013,921.45

MISCELLANEOUS DATA

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                        $1,015,418.99
    Scheduled Amounts 60 days or more past due                                                     $1,900,262.79
    Net Losses on Liquidated Receivables                                                             $232,701.55
    Number of Loans at Beginning of Period                                                                 9,361
    Number of Loans at End of Period                                                                       9,217
    Repossessed Equipment not Sold or Reassigned (Beginning)                                               $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                     $0.00

    Pre-Funding Account Reinvestment Income                                                                $0.00
================================================================================



                                                                   Page 3 of 16

CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Actual Payment Date                                                                                    17-Jul-00
Collection Period Begin Date                                                                           06-Jun-00
Collection Period End Date                                                                             05-Jul-00

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                          $171,777,434.65
    A-1 Note Beginning Principal Balance                                                                   $0.00
    A-2 Note Beginning Principal Balance                                                                   $0.00
    A-3 Note Beginning Principal Balance                                                                   $0.00
    A-4 Note Beginning Principal Balance                                                         $153,968,337.26
    B Note Beginning Principal Balance                                                             $6,871,097.39
    Certificate Beginning Principal Balance                                                       $10,938,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                $165,819,910.47
    A-1 Note Principal Balance (End of Period)                                                             $0.00
                                    A-1 Note Pool Factor (End of Period)                               0.0000000
    A-2 Note Principal Balance (End of Period)                                                             $0.00
                                    A-2 Note Pool Factor (End of Period)                               0.0000000
    A-3 Note Principal Balance (End of Period)                                                             $0.00
                                    A-3 Note Pool Factor (End of Period)                               0.0000000
    A-4 Note Principal Balance (End of Period)                                                   $148,249,114.05
                                    A-4 Note Pool Factor (End of Period)                               0.8215569
    B Note Principal Balance (End of Period)                                                       $6,632,796.42
                                    B Note Pool Factor (End of Period)                                 0.2653119
    Certificate Principal Balance (End of Period)                                                 $10,938,000.00
                                    Certificate Pool Factor (End of Period)                            1.0000000

COLLATERAL VALUE DECLINE                                                                           $5,957,524.18
    Pool Balance (Beg. of Collection Period)                                                     $171,777,434.65
    Pool Balance (End of Collection Period)                                                      $165,819,910.47

Total Distribution Amount (TDA)                                                                    $7,013,921.45
    Total Collections and Investment Income for the Period                                         $7,013,921.45
    Negative Carry Withdrawls                                                                              $0.00

Principal Distribution Amount  (PDA)                                                               $5,957,524.18

Principal Allocation to Notes and Certificates                                                     $5,957,524.18
    A-1 Noteholders' Principal Distributable Amount                                                        $0.00
    A-2 Noteholders' Principal Distributable Amount                                                        $0.00
    A-3 Noteholders' Principal Distributable Amount                                                        $0.00
    A-4 Noteholders' Principal Distributable Amount                                                $5,719,223.21
    B Noteholders' Principal Distributable Amount                                                    $238,300.97
    Certificateholders' Principal Distributable Amount                                                     $0.00

Interest Distributable Amount                                                                        $933,732.90
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                     $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                     $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                     $0.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                               $748,029.51
    Noteholders' Interest Distributable Amount applicable to B Notes                                  $34,011.93
    Certificateholders' Interest Distributable Amount                                                $151,691.46

Spread Account
    Beginning Spread Account Balance                                                              $12,300,000.51
    Deposit to Spread Account from Pre-Funding Account                                                     $0.00
    Deposit to Spread Account from Excess Collections over Distributions                             $274,189.16
    Distribution from Spread Account for Interest / Principal Shortfall                                    $0.00

    Specified Spread Account Balance                                                              $12,499,977.37
    Ending Spread Account Balance (after distributions)                                           $12,499,977.37

Credit Enhancement                                                                                         7.54%
    Spread account % of Ending Pool Balance                                                                7.54%
    Overcollateralization % of Ending Pool Balance                                                         0.00%

Scheduled Amounts 30 - 59 days past due                                                            $1,015,418.99
                                    as % of Ending Pool Balance                                            0.61%
Scheduled Amounts 60 days or more past due                                                         $1,900,262.79
                                    as % of Ending Pool Balance                                            1.15%
Net Losses on Liquidated Receivables                                                                 $232,701.55
                                    as % of Ending Pool Balance                                            0.14%


                                                                   Page 4 of 16

PART III -- SERVICING CALCULATIONS                                                                     17-Jul-00

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                             Pool 1 Cutoff              Pool 1              Pool 2


Wtd. Avg. APR                                                                         8.758%              8.758%              8.597%
Contract Value (Beg. of Collection Period), by origination pool                                   $77,164,688.83      $33,580,576.87
Contract Value  (End of Collection Period), by origination pool              $325,333,194.29      $74,559,945.84      $32,590,961.85
                                                                             ---------------      --------------      --------------
Contract Value Decline                                                                             $2,604,742.99         $989,615.02
                                                                                                           3.38%               2.95%
Initial Pool Balance                                                                             $624,998,868.47
Pool Balance (End of Collection Period)                                                          $165,819,910.47

Collections and Investment Income for the period                                                   $7,013,921.45
Negative Carry Withdrawls                                                                                  $0.00

Total Distribution Amount (TDA)                                                                    $7,013,921.45
Principal Distribution Amount  (PDA)                                                               $5,957,524.18

Initial B Percentage                                                                                      4.000%
Unscheduled Principal (per pool)                                                                           $0.00               $0.00
Total Unscheduled Principal                                                                                $0.00



2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

A-1 Note Beginning Principal Balance                                                                       $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                                0.00%
Preliminary A-1 Noteholders' Principa; Distributable Amount                                                $0.00
One-Time Excess Prefunding Account Payment                                                                 $0.00
A-1 Noteholders' Principal Distributable Amount                                                            $0.00

Principal Distribution Amount Remaining                                                            $5,957,524.18

A-2 Note Beginning Principal Balance                                                                       $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                                0.00%
A-2 Noteholders' Principal Distributable Amount                                                            $0.00

Principal Distribution Amount Remaining                                                            $5,957,524.18

A-3 Note Beginning Principal Balance                                                                       $0.00
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                                0.00%
A-3 Noteholders' Principal Distributable Amount                                                            $0.00

Principal Distribution Amount Remaining                                                            $5,957,524.18

A-4 Note Beginning Principal Balance                                                             $153,968,337.26
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-4 Noteholders' Share of the Principal Distribution Amount                                               96.00%
A-4 Noteholders' Principal Distributable Amount                                                    $5,719,223.21

Principal Distribution Amount Remaining                                                              $238,300.97

B Note Beginning Principal Balance                                                                 $6,871,097.39
B Noteholders' Principal Carryover Shortfall (Previous Period)                                             $0.00
B Noteholders' Share of the Principal Distribution Amount                                                  4.00%
B Noteholders' Principal Distributable Amount                                                        $238,300.97

Principal Distribution Amount Remaining                                                            $5,719,223.21

Certificate Beginning Principal Balance                                                           $10,938,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
Certificateholders' Share of the Principal Distribution Amount                                             0.00%
Certificateholders' Principal Distributable Amount                                                         $0.00

Interest Accrued on Class A-1 Notes this period                                      5.5450%               $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                         $0.00

Interest Accrued on Class A-2 Notes this period                                      5.5920%               $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                         $0.00

Interest Accrued on Class A-3 Notes this period                                      5.7400%               $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                         $0.00

Interest Accrued on Class A-4 Notes this period                                      5.8300%         $748,029.51
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                                   $748,029.51

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                    $748,029.51
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Offered Noteholders' Interest Distributable Amount                                                   $748,029.51

Interest Accrued on Class B Notes this period                                        5.9400%          $34,011.93
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                          $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                      $34,011.93

Interest Accrued on Certificates this period                                         5.9400%          $54,143.10
Certificateholders' Interest Carryover Shortfall (Previous Period)                                    $97,067.87
Interest Due (in Arrears) on Above Shortfall                                                             $480.49
Certificateholders' Interest Distributable Amount                                                    $151,691.46


PART III--SERVICING CALCULATIONS

1. SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                                     Pool 3              Pool 4            Pool 5

Wtd. Avg. APR                                                                         8.491%              9.174%              9.428%
Contract Value (Beg. of Collection Period), by origination pool               $38,125,584.49      $22,795,620.78         $110,963.68
Contract Value  (End of Collection Period), by origination pool               $36,894,087.41      $21,669,790.56         $105,124.81
                                                                             ---------------     --------------          -----------
Contract Value Decline                                                         $1,231,497.08       $1,125,830.22           $5,838.87
                                                                                       3.23%               4.94%               5.26%
Initial Pool Balance
Pool Balance (End of Collection Period)

Collections and Investment Income for the period
Negative Carry Withdrawls

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)

Initial B Percentage
Unscheduled Principal (per pool)                                                       $0.00               $0.00               $0.00
Total Unscheduled Principal



2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

A-1 Note Beginning Principal Balance
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)
A-1 Noteholders' Share of the Principal Distribution Amount
Preliminary A-1 Noteholders' Principa; Distributable Amount
One-Time Excess Prefunding Account Payment
A-1 Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

A-2 Note Beginning Principal Balance
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)
A-2 Noteholders' Share of the Principal Distribution Amount
A-2 Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

A-3 Note Beginning Principal Balance
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)
A-3 Noteholders' Share of the Principal Distribution Amount
A-3 Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

A-4 Note Beginning Principal Balance
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)
A-4 Noteholders' Share of the Principal Distribution Amount
A-4 Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

B Note Beginning Principal Balance
B Noteholders' Principal Carryover Shortfall (Previous Period)
B Noteholders' Share of the Principal Distribution Amount
B Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

Certificate Beginning Principal Balance
Certificateholders' Principal Carryover Shortfall (Previous Period)
Certificateholders' Share of the Principal Distribution Amount
Certificateholders' Principal Distributable Amount

Interest Accrued on Class A-1 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-1 Notes

Interest Accrued on Class A-2 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-2 Notes

Interest Accrued on Class A-3 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-3 Notes

Interest Accrued on Class A-4 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-4 Notes

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period
Offered Noteholders' Interest Carryover Shortfall (Previous Period)
Interest Due (in Arrears) on above Shortfall
Offered Noteholders' Interest Distributable Amount

Interest Accrued on Class B Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to B Notes

Interest Accrued on Certificates this period
Certificateholders' Interest Carryover Shortfall (Previous Period)
Interest Due (in Arrears) on Above Shortfall
Certificateholders' Interest Distributable Amount


                                                                  Page 6 of 16

3.  Allocation of Distribution Amounts

a. Total Distribution Amount (TDA)                                                                 $7,013,921.45

Administration Fee Shortfall (Previous Period)                                                             $0.00
Administration Fee Accrued during this Period                                        $500.00             $166.67
Administration Fee Paid this Period from TDA                                                             $166.67
Administration Fee Shortfall                                                                               $0.00

Total Distribution Amount Remaining                                                                $7,013,754.78

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Interest Accrued on Class A-1 Notes this period                                                            $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                    $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Note              $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Interest Accrued on Class A-2 Notes this period                                                            $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                    $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Note              $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Interest Accrued on Class A-3 Notes this period                                                            $0.00
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                    $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Note              $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Interest Accrued on Class A-4 Notes this period                                                      $748,029.51
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                              $748,029.51
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Note              $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                    $748,029.51
Offered Noteholders' Interest Paid this Period from TDA                                              $748,029.51
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                   $0.00

Total A Noteholders' Principal Carryover Shortfall                                                         $0.00

Total Distribution Amount Remaining                                                                $6,265,725.27

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                          $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Interest Accrued on B Notes this period                                                               $34,011.93
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                 $34,011.93
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes               $0.00

Total Distribution Amount Remaining                                                                $6,231,713.34

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                    $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                              $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00

Total Distribution Amount Remaining                                                                $6,231,713.34

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                    $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                              $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00

Total Distribution Amount Remaining                                                                $6,231,713.34

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                    $0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                              $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00

Total Distribution Amount Remaining                                                                $6,231,713.34

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-4 Noteholders' Monthly Principal Distributable Amount                                            $5,719,223.21
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                      $5,719,223.21
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00

Total Distribution Amount Remaining                                                                  $512,490.13

B Noteholders' Principal Carryover Shortfall (Previous Period)                                             $0.00
B Noteholders' Monthly Principal Distributable Amount                                                $238,300.97
B Noteholders' Principal Distributable Amount Paid from TDA                                          $238,300.97
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00

Total Excess Distribution Amount Remaining                                                           $274,189.16


                                                                  Page 7 of 16

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                      $0.00

New Collateral Purchased                                                                                   $0.00
Deposit to Spread Account                                                              2.00%               $0.00
                                                                                                        --------
Payment to Seller                                                                                          $0.00
Payment to Class A-1 after Funding is Complete                                                             $0.00

Ending Pre-Funding Account Balance                                                                         $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                                                              $0.00

Adjusted Ending Pre-Funding Account Balance                                                                $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                                   $0.00
Negative Carry                                                                                         3.209816%
Number of Days Remaining                                                                                  0 days

Pre-Funded Percentage                                                                                     0.000%
Negative Carry Withdrawls                                                                                  $0.00
Cumulative Negative Carry Withdrawls                                                               $4,595,626.41
Maximum Negative Carry Amount                                                                              $0.00
Required Negative Carry Account Balance                                                                    $0.00
Interim Ending Negative Carry Account Balance                                                              $0.00
Negative Carry Amount Released to Seller                                                                   $0.00

Ending Negative Carry Account Balance                                                                      $0.00


                                                                  Page 8 of 16

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                                  $12,300,000.51
Deposit to Spread Account from Pre-Funding Account                                                         $0.00
Deposit to Spread Account from Excess Collections over Distributions                                 $274,189.16

Distribution from Spread Account to Noteholders' Distr. Account                                            $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-             $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-             $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-             $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-             $0.00

Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B              $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                           $0.00

Preliminary Spread Account Balance Remaining                                                      $12,574,189.68

Cumulative Realized Losses since 31-January-98 (Cut-off Date)                                      $6,786,890.54
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                       NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                  $2,792,418.60
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                              NO
60 day or > Delinquent Scheduled Amounts                                                           $1,900,262.79
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                   NO
Are any of the three conditions "YES"?                                                          NO


     Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

     As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.

     Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should
have been charged to the trust was:                                                              $    360,728.75

  If the monthly servicer reports for the trust were restated, the cumulative loss test would would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                                7,147,619.29
Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                             NO


Preliminary A-1 Note Principal Balance (End of Period)                                                     $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                     $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                                     $0.00
Preliminary A-4 Note Principal Balance (End of Period)                                           $148,249,114.05
Preliminary B Note Principal Balance (End of Period)                                               $6,632,796.42
Preliminary Total Principal Balance of Notes  (End of Period)                                    $154,881,910.47

Specified Spread Account Balance                                                                   12,499,977.37
Lesser of:
(a) 2.00% of the Initial Pool Balance                                                  2.00%       12,499,977.37

(b) the Note Balance                                                                              154,881,910.47

Preliminary Spread Account Balance Remaining                                                      $12,574,189.68
Preliminary Excess Amount in Spread Account                                                           $74,212.31
Preliminary Shortfall Amount in Spread Account                                                             $0.00

Deposit to Spread Account from Remaing Excess Distribution                                           $199,976.86

Spread Account Excess                                                                                 $74,212.31

Ending Spread Account Balance (after distributions)                                               $12,499,977.37
Net Change in Spread Account Balance                                                                 $199,976.86

Total Excess Distribution Amount Remaining                                                            $74,212.31

Certificateholders' Interest Carryover Shortfall (Previous Period)                                    $97,067.87
Interest Due (in Arrears) on Above Shortfall                                                             $480.49
Interest Accrued on Certificates this period                                                          $54,143.10
Certificateholders' Interest Paid from Excess Distribution                                            $74,212.31
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                         $77,479.15

Total Excess Distribution Amount Remaining                                                                 $0.00

Certificateholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
Certificateholders' Principal Distributable Amount applicable to current period                            $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess                $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                             $0.00


                                                                  Page 9 of 16

Total Excess Distribution Amount Remaining                                                                 $0.00

Servicing Fee Shortfall (Previous Period)                                                            $720,991.83
Servicing Fees Accrued during this Period                                              1.00%         $143,147.86
Adjustment to Servicing Fee                                                                                $0.00
Adjustment to Excess Distribution Amount Remaining                                                        ($0.00)
Servicing Fees Paid this Period from Excess Distribution                                                   $0.00
Servicing Fee Shortfall                                                                              $864,139.69

Total Excess Distribution Amount Remaining                                                                 $0.00

7.  Ending Balances

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                           $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                    $77,479.15
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                        $0.00

A-1 Note Principal Balance (End of Period)                                                                 $0.00
A-2 Note Principal Balance (End of Period)                                                                 $0.00
A-3 Note Principal Balance (End of Period)                                                                 $0.00
A-4 Note Principal Balance (End of Period)                                                       $148,249,114.05
B Note Principal Balance (End of Period)                                                           $6,632,796.42
Certificate Principal Balance (End of Period)                                                     $10,938,000.00
Total Principal Balance of Notes and Certificates (End of Period)                                $165,819,910.47

A-1 Note Pool Factor (End of Period)                                          $72,113,000.00           0.0000000
A-2 Note Pool Factor (End of Period)                                         $190,750,000.00           0.0000000
A-3 Note Pool Factor (End of Period)                                         $145,750,000.00           0.0000000
A-4 Note Pool Factor (End of Period)                                         $180,449,000.00           0.8215569
B Note Pool Factor (End of Period)                                            $25,000,000.00           0.2653119
Certificate Pool Factor (End of Period)                                       $10,938,000.00           1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                                 0.2653119

Specified Spread Account Balance (after all distributions and adjustments)                        $12,499,977.37

================================================================================



                                                                  Page 10 of 16

CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO NOTEHOLDERS

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                          17-Jul-00

(1) Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                        $0.00
           per $1,000 original principal amount:                                                           $0.00

    (b)   A-2 Notes:                                                                                       $0.00
            per $1,000 original principal amount:                                                          $0.00

    (c)   A-3 Notes:                                                                                       $0.00
            per $1,000 original principal amount:                                                          $0.00

    (d)   A-4 Notes:                                                                               $5,719,223.21
            per $1,000 original principal amount:                                                         $31.69

    (e)   B Notes:                                                                                   $238,300.97
            per $1,000 original principal amount:                                                          $9.53

    (f)   Total                                                                                    $5,957,524.18

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                                        $0.00
           per $1,000 original principal amount:                                                           $0.00

    (b)   A-2 Notes:                                                                                       $0.00
            per $1,000 original principal amount:                                                          $0.00

    (c)  A-3 Notes:                                                                                        $0.00
           per $1,000 original principal amount:                                                           $0.00

    (d)  A-4 Notes:                                                                                  $748,029.51
           per $1,000 original principal amount:                                                           $4.15

    (e)  B Notes:                                                                                     $34,011.93
            per $1,000 original principal amount:                                                          $1.36

    (f)   Total                                                                                      $782,041.44

(3) Pool Balance at the end of the related Collection Period                                     $165,819,910.47

(4) After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                    $0.00
         (ii)  A-1 Note Pool Factor:                                                                   0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                    $0.00
         (ii)  A-2 Note Pool Factor:                                                                   0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                    $0.00
         (ii)  A-3 Note Pool Factor:                                                                   0.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                          $148,249,114.05
         (ii)  A-4 Note Pool Factor:                                                                   0.8215569

    (e) (i)  outstanding principal amount of B Notes:                                              $6,632,796.42
         (ii)  B Note Pool Factor:                                                                     0.2653119

    (f) (i)  Certificate Balance                                                                  $10,938,000.00
         (ii)  Certificate Pool Factor:                                                                1.0000000

(5)  Amount of Servicing Fee:                                                                              $0.00
         per $1,000 Beginning of Collection Period:                                                   0.00000000

(6)  Amount of Administration Fee:                                                                       $166.67
         per $1,000 Beginning of Collection Period:                                                   0.00215988

(7)  Aggregate Purchase Amounts for Collection Period:                                                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                         $232,701.55

(9)  Amount in Spread Account:                                                                    $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                      NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                    $0.00

================================================================================


                                                                Page 11 of 16

CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO CERTIFICATEHOLDERS

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                          17-Jul-00

(1) Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                        $0.00
           per $1,000 original principal amount:                                                           $0.00

    (b)  A-2 Notes:                                                                                        $0.00
           per $1,000 original principal amount:                                                           $0.00

    (c)  A-3 Notes:                                                                                        $0.00
           per $1,000 original principal amount:                                                           $0.00

    (d)  A-4 Notes:                                                                                $5,719,223.21
           per $1,000 original principal amount:                                                          $31.69

    (e)  B Notes:                                                                                    $238,300.97
           per $1,000 original principal amount:                                                           $9.53

    (f)  Certificates:                                                                                     $0.00
           per $1,000 original principal amount:                                                           $0.00

    (g)  Total:                                                                                      $238,300.97

(2) Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                        $0.00
           per $1,000 original principal amount:                                                           $0.00

    (b)  A-2 Notes:                                                                                        $0.00
           per $1,000 original principal amount:                                                           $0.00

    (c)  A-3 Notes:                                                                                        $0.00
           per $1,000 original principal amount:                                                           $0.00

    (d)  A-4 Notes:                                                                                  $748,029.51
           per $1,000 original principal amount:                                                           $4.15

    (e)  B Notes:                                                                                     $34,011.93
           per $1,000 original principal amount:                                                           $1.36

    (f)  Certificates:                                                                                $74,212.31
           per $1,000 original principal amount:                                                           $6.78

    (g)  Total:                                                                                      $856,253.75

(3)  Pool Balance at end of related Collection Period:                                           $165,819,910.47

(4) After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                    $0.00
         (ii)  A-1 Note Pool Factor:                                                                   0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                    $0.00
         (ii)  A-2 Note Pool Factor:                                                                   0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                    $0.00
         (ii)  A-3 Note Pool Factor:                                                                   0.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                          $148,249,114.05
         (ii)  A-4 Note Pool Factor:                                                                   0.8215569

    (e) (i)  outstanding principal amount of B Notes:                                              $6,632,796.42
         (ii)  C Note Pool Factor:                                                                     0.2653119

    (f) (i)  Certificate Balance                                                                  $10,938,000.00
         (ii)  Certificate Pool Factor:                                                                1.0000000

(5)  Amount of Servicing Fee:                                                                              $0.00
         per $1,000 Beginning of Collection Period:                                                    0.0000000

(6)  Amount of Administration Fee:                                                                       $166.67
         per $1,000 Beginning of Collection Period:                                                    0.0021599

(7)  Aggregate Purchase Amounts for Collection Period:                                                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                         $232,701.55

(9)  Amount in Spread Account:                                                                    $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                      NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                    $0.00

================================================================================


                                                                Page 12 of 16

CASE EQUIPMENT LOAN TRUST 1998-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                          17-Jul-00

(1)  Payment of Administration Fee to Administrator:                                                     $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                    $782,041.44

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                          $5,957,524.18

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                      $74,212.31

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                           $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                 $0.00

(7) Release to Seller from Excess Collections over Distributions                                           $0.00

Check for Error                                                                                 NO ERROR
Sum of Above Distributions                                                                      $6,813,944.59
Total Distribution Amount plus Releases to Seller less Spread Replenishment                     $6,813,944.59

================================================================================


                                                                Page 13 of 16

CASE EQUIPMENT LOAN TRUST 1998-A
SERVICER'S CERTIFICATE

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                          17-Jul-00
(1)  Total Distribution Amount:                                                                    $7,013,921.45

(2)  Administration Fee:                                                                                 $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                   $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                    $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                   $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                    $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                   $0.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                    $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                             $748,029.51

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                   $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                               $34,011.93

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                     $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                            $782,041.44
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                             $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                          0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                      $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                     $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                             $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                          0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                      $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                     $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                             $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                          0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                      $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                     $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                     $5,719,223.21

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                         96.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                      $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                             $5,719,223.21

(30)  B Noteholders' Monthly Principal Distributable Amount:                                         $238,300.97

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders           4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                        $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                 $238,300.97

(34)  Noteholders' Principal Distribution Amount:                                                  $5,957,524.18

(35)  Noteholders' Distributable Amount:                                                           $6,739,565.62


(36)  Deposit to Spread Account (from excess collections):                                           $274,189.16

(37)  Specified Spread Account Balance (after all distributions and adjustments):                 $12,499,977.37
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                         $12,499,977.37


    (b) the Note Balance                                                                         $154,881,910.47

(38)  Spread Account Balance over the Specified Spread Account Balance:                               $74,212.31

(39)  Certificateholders' Interest Distributable Amount:                                              $74,212.31


                                                                Page 14 of 16

(40)  Certificateholders' Interest Carryover Shortfall:                                               $77,479.15

(41) % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to
Certificatehold                                                                                            0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                       $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                   $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                  $0.00

(45)  Certificateholders' Distributable Amount:                                                       $74,212.31

(46)  Servicing Fee:                                                                                       $0.00

(47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                  $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                 $0.00


(48) Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                     $0.00

(49) Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                               $171,777,434.65

(50) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                     $0.00
           A-1 Note Pool Factor:                                                                       0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                     $0.00
           A-2 Note Pool Factor:                                                                       0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                     $0.00
           A-3 Note Pool Factor:                                                                       0.0000000

           Outstanding Principal Balance of A-4 Notes:                                           $148,249,114.05
           A-4 Note Pool Factor:                                                                       0.8215569

           Outstanding Principal Balance of B Notes:                                               $6,632,796.42
           B Note Pool Factor:                                                                         0.2653119

           Outstanding Principal Balance of the Certificates:                                     $10,938,000.00
           Certificate Pool Factor:                                                                    1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                            $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                         $232,701.55

(53)  Spread Account Balance after giving effect to all distributions:                            $12,499,977.37

================================================================================

                                    14-Jul-00


Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust 1998-A

Dear Bruce:

Per our agreement at closing, the following information regarding the Case Equipment Loan Trust 1998-A is provided to Moody's for the following collection period.

          Pool Balance on                                                                              06-Jun-00
                                                                                                 $171,777,434.65
          Pool Balance on                                                                              05-Jul-00
                                                                                                 $165,819,910.47

          Realized Losses during collection period:                                                  $232,701.55

          Aggregate Scheduled Payments delinquent by more
          than 60 days at the end of collection period:                                            $1,900,262.79

          Aggregate Contract Value of all Receivables as to which the related
          Financed Equipment has been repossessed but in which the Receivable
          has not been liquidated at the end of the collection period:                                     $0.00

Total Collections During the Collection Period:                                                    $7,013,921.45


Sincerely,



Ralph Than
Case Credit Corporation

================================================================================

CASE EQUIPMENT LOAN TRUST 1998-A
SCHEDULED CASH FLOWS

                                              ------------------------------------------------

                                                                           Pool 1
                                                                           End of Period
                                               Payment Date                Scheduled CV

                                                                        0     325,327,284.99
                                                        03/15/98        1     321,981,601.78
                                                        04/15/98        2     320,425,512.83
                                                        05/15/98        3     318,886,343.50
                                                        06/15/98        4     317,286,182.57
                                                        07/15/98        5     315,112,701.82
                                                        08/15/98        6     312,711,003.17
                                                        09/15/98        7     306,384,445.12
                                                        10/15/98        8     304,058,729.64
                                                        11/15/98        9     300,412,582.98
                                                        12/15/98       10     281,878,366.75
                                                        01/15/99       11     259,391,585.26
                                                        02/15/99       12     253,219,881.17
                                                        03/15/99       13     250,909,443.56
                                                        04/15/99       14     248,850,399.44
                                                        05/15/99       15     246,883,776.40
                                                        06/15/99       16     244,995,525.32
                                                        07/15/99       17     242,585,955.80
                                                        08/15/99       18     239,886,993.09
                                                        09/15/99       19     234,352,212.61
                                                        10/15/99       20     231,706,045.13
                                                        11/15/99       21     227,799,830.50
                                                        12/15/99       22     208,890,570.22
                                                        01/15/00       23     186,473,900.37
                                                        02/15/00       24     179,718,928.15
                                                        03/15/00       25     177,234,321.84
                                                        04/15/00       26     175,007,246.16
                                                        05/15/00       27     172,915,679.49
                                                        06/15/00       28     170,799,990.05
                                                        07/15/00       29     168,228,294.51
                                                        08/15/00       30     165,330,099.57
                                                        09/15/00       31     159,823,454.82
                                                        10/15/00       32     157,001,183.31
                                                        11/15/00       33     152,929,079.37
                                                        12/15/00       34     134,218,583.89
                                                        01/15/01       35     112,531,634.00
                                                        02/15/01       36     106,350,799.96
                                                        03/15/01       37     104,097,314.19
                                                        04/15/01       38     102,176,993.02
                                                        05/15/01       39     100,405,779.38
                                                        06/15/01       40      98,642,330.10
                                                        07/15/01       41      96,625,063.64
                                                        08/15/01       42      94,176,378.89
                                                        09/15/01       43      89,281,232.37
                                                        10/15/01       44      86,917,646.73
                                                        11/15/01       45      83,533,416.44
                                                        12/15/01       46      67,088,476.00
                                                        01/15/02       47      49,685,423.35
                                                        02/15/02       48      45,041,665.11
                                                        03/15/02       49      43,794,596.46
                                                        04/15/02       50      42,839,309.21
                                                        05/15/02       51      42,099,241.82
                                                        06/15/02       52      41,380,824.02
                                                        07/15/02       53      40,413,347.91
                                                        08/15/02       54      39,306,429.40
                                                        09/15/02       55      36,050,109.63
                                                        10/15/02       56      34,711,174.81
                                                        11/15/02       57      32,513,409.56
                                                        12/15/02       58      19,369,454.17
                                                        01/15/03       59       5,363,377.81
                                                        02/15/03       60       2,219,153.58
                                                        03/15/03       61       1,809,531.22
                                                        04/15/03       62       1,597,384.45
                                                        05/15/03       63       1,520,838.69
                                                        06/15/03       64       1,510,065.69
                                                        07/15/03       65       1,460,078.75
                                                        08/15/03       66       1,319,755.95
                                                        09/15/03       67       1,145,430.45
                                                        10/15/03       68       1,015,780.81
                                                        11/15/03       69         759,937.85
                                                        12/15/03       70         288,561.88
                                                        01/15/04       71               0.00
                                                        02/15/04       72               0.00
                                                        03/15/04       73               0.00
                                                                       74               0.00

                                              ----------------------------------------------

CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005
                                                                       15-Jul-00
                                                                        05:08 AM
Prepared by  Shawn Ostrowski  (262) 636-5284                    File: us98b1.xls

                                                                  ------------------------------------------------------------------
NPV Data Input Section                                                             31-Jul-98                               31-Jul-98
                                                                  ------------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date                 Pool 1 (Retail) Cutoff                    Pool 2 (FPL) Cutoff
Row 0 is total delinquent amount valued without discounting                     1,223,550.43                              488,950.11
                                                                               12,106,658.00                            2,516,183.49
                                                                                8,409,202.39                            1,893,688.39
                                                                                8,997,726.43                            1,960,786.46
                                                                               10,171,208.37                            2,063,823.67
                                                                               12,715,731.73                            1,954,159.58
                                                                                9,099,256.42                            1,792,726.48
                                                                                8,535,974.50                            1,766,075.80
                                                                               15,306,449.46                            1,890,605.11
                                                                               18,443,017.15                            1,881,117.92
                                                                               16,957,243.00                            1,877,027.40
                                                                               16,376,885.05                            1,817,623.64
                                                                               10,651,992.79                            1,866,206.49
                                                                                9,163,394.05                            1,889,230.81
                                                                                8,086,054.38                            1,816,250.01
                                                                                8,842,211.38                            1,872,281.06
                                                                               10,005,085.81                            1,964,666.24
                                                                               12,231,104.34                            1,898,030.47
                                                                                8,797,636.97                            1,687,469.97
                                                                                8,255,782.24                            1,644,541.62
                                                                               14,973,400.70                            1,754,779.58
                                                                               17,996,394.47                            1,717,963.17
                                                                               16,387,208.39                            1,697,653.50
                                                                               15,692,745.55                            1,647,572.33
                                                                                9,927,634.13                            1,673,274.10
                                                                                8,258,696.56                            1,681,124.45
                                                                                7,198,681.74                            1,595,209.75
                                                                                8,082,732.30                            1,613,786.06
                                                                                9,188,498.36                            1,637,923.98
                                                                               11,121,258.86                            1,539,370.45
                                                                                7,667,179.49                            1,398,649.52
                                                                                7,462,994.43                            1,326,009.93
                                                                               14,024,372.46                            1,372,213.36
                                                                               16,752,855.26                            1,282,023.39
                                                                               14,788,215.88                            1,223,618.90
                                                                               13,836,398.02                            1,133,716.33
                                                                                8,036,258.20                            1,138,664.27
                                                                                6,279,376.38                            1,125,940.91
                                                                                5,034,136.82                            1,045,792.71
                                                                                5,901,975.89                            1,024,587.50
                                                                                6,752,591.27                            1,106,606.17
                                                                                8,045,835.19                              999,458.48
                                                                                5,513,567.92                              845,330.20
                                                                                5,192,319.67                              805,200.79
                                                                                8,386,321.78                              787,865.67
                                                                               11,514,765.67                              726,022.34
                                                                                9,777,959.48                              626,005.45
                                                                                8,899,382.72                              580,109.26
                                                                                4,477,511.85                              557,076.29
                                                                                2,817,291.23                              491,193.77
                                                                                1,810,888.90                              460,441.81
                                                                                2,565,938.18                              427,320.86
                                                                                3,186,828.87                              463,747.29
                                                                                4,092,686.58                              409,038.86
                                                                                2,363,732.39                              336,499.67
                                                                                2,264,572.85                              254,756.54
                                                                                4,476,612.63                              250,249.73
                                                                                6,906,236.81                              238,339.80
                                                                                5,629,888.08                              131,056.39
                                                                                5,295,239.38                               97,868.67
                                                                                1,725,376.78                               47,534.40
                                                                                  458,843.05                               26,996.20
                                                                                  171,032.59                               26,996.20
                                                                                  260,367.62                               17,246.87
                                                                                  282,397.46                               74,475.21
                                                                                  239,911.47                                7,755.20
                                                                                   53,028.41                                7,755.20
                                                                                   52,287.49                                7,755.20
                                                                                  378,380.01                                7,755.20
                                                                                  547,106.25                               23,865.28
                                                                                  121,960.35                                       -
                                                                                  224,027.78                                       -
                                                                                           -                                       -
                                                                                           -                                       -
                                                                                           -                                       -

Total Time Balance of Scheduled Cash Flows                                    547,472,069.46                           76,013,641.91

                                                                       -----------------------------------------
NPV Data Input Section                                                             31-Aug-98           05-Jul-00
                                                                       -----------------------------------------
Scheduled cash flows as of the indicated cutoff date                 Pool 3 (Retail) Cutoff               Pool 1
Row 0 is total delinquent amount valued without discounting                       227,513.66        7,646,782.95
                                                                                2,550,465.05        7,088,560.00
                                                                                1,992,727.52        5,498,163.04
                                                                                1,993,691.84        5,193,495.76
                                                                                2,155,489.86        5,484,348.34
                                                                                2,312,038.62        6,311,614.72
                                                                                1,787,823.30        6,873,995.25
                                                                                1,788,562.35        5,196,955.83
                                                                                1,798,508.17        5,148,589.01
                                                                                1,865,546.07       10,268,850.51
                                                                                2,236,650.41       11,939,055.19
                                                                                6,367,990.47        9,977,061.97
                                                                                4,393,608.36        9,575,252.92
                                                                                1,851,865.86        5,475,840.88
                                                                                2,143,268.38        3,944,268.11
                                                                                2,093,064.00        3,509,528.53
                                                                                2,267,816.18        3,849,042.37
                                                                                2,189,581.36        4,410,145.77
                                                                                1,720,098.07        4,855,519.33
                                                                                1,725,097.62        3,681,315.06
                                                                                1,723,639.47        3,450,005.69
                                                                                1,708,763.23        5,723,452.76
                                                                                2,062,832.44        7,842,279.41
                                                                                6,249,025.98        6,426,410.50
                                                                                4,029,935.57        6,074,913.73
                                                                                1,708,178.19        2,883,285.90
                                                                                1,969,787.75        1,714,396.52
                                                                                2,011,316.11        1,298,946.13
                                                                                2,047,578.88        1,529,301.26
                                                                                2,034,695.16        1,966,292.69
                                                                                1,595,005.29        2,251,580.45
                                                                                1,568,248.09        1,503,569.29
                                                                                1,550,840.17        1,459,328.70
                                                                                1,565,138.66        3,052,559.42
                                                                                1,911,851.22        4,572,307.62
                                                                                5,930,710.61        3,493,256.38
                                                                                3,703,440.80        3,346,666.65
                                                                                1,377,443.44        1,167,796.92
                                                                                1,580,903.96          316,006.94
                                                                                1,585,785.91          215,388.56
                                                                                1,661,452.56          226,121.40
                                                                                1,582,206.12          153,323.45
                                                                                1,205,325.13          190,294.49
                                                                                1,201,516.28           51,331.42
                                                                                1,176,550.16           37,993.31
                                                                                1,228,403.34          299,717.06
                                                                                1,446,777.59          346,441.49
                                                                                4,590,105.48           89,712.78
                                                                                2,336,437.52          160,963.84
                                                                                  455,453.41            7,970.81
                                                                                  615,074.75            7,970.81
                                                                                  690,160.74            1,170.70
                                                                                  781,567.09                0.00
                                                                                  677,424.20                0.00
                                                                                  424,618.93            8,296.90
                                                                                  294,399.44                0.00
                                                                                  310,690.14                0.00
                                                                                  313,886.41                0.00
                                                                                  609,968.32                0.00
                                                                                2,664,290.64                0.00
                                                                                1,347,398.15                0.00
                                                                                   89,447.45                0.00
                                                                                  193,827.50                0.00
                                                                                  156,510.52                0.00
                                                                                  139,820.39                0.00
                                                                                   25,908.95                0.00
                                                                                    7,965.05                0.00
                                                                                    5,002.91                0.00
                                                                                    5,002.91                0.00
                                                                                    5,002.91                0.00
                                                                                   89,387.07                0.00
                                                                                   80,572.23                0.00
                                                                                           -                0.00
                                                                                           -                0.00
                                                                                           -                0.00

Total Time Balance of Scheduled Cash Flows                                    119,788,682.38      187,797,439.52

                                                                        ----------------------------------------
NPV Data Input Section                                                             05-Jul-00           05-Jul-00
                                                                        ----------------------------------------
Scheduled cash flows as of the indicated cutoff date                                  Pool 2              Pool 3
Row 0 is total delinquent amount valued without discounting                     1,409,286.03        1,246,641.01
                                                                                1,137,798.66        4,256,078.14
                                                                                1,115,514.28        2,756,000.44
                                                                                1,058,474.40        1,163,664.94
                                                                                1,083,514.98        1,261,521.86
                                                                                1,132,530.79        1,414,714.43
                                                                                1,030,353.72        1,439,767.24
                                                                                  926,224.78        1,313,513.51
                                                                                  874,149.55        1,146,122.86
                                                                                  926,462.76        1,061,792.51
                                                                                  844,708.98        1,050,320.29
                                                                                  820,879.14        1,055,541.20
                                                                                  739,762.71        1,327,487.53
                                                                                  767,372.28        3,958,689.63
                                                                                  767,223.06        2,533,965.72
                                                                                  683,619.08          932,548.17
                                                                                  683,852.18        1,004,856.67
                                                                                  768,249.42        1,073,842.70
                                                                                  667,784.85        1,180,611.68
                                                                                  569,578.56        1,026,243.10
                                                                                  543,457.96          897,000.96
                                                                                  539,723.82          816,625.15
                                                                                  471,650.23          811,344.11
                                                                                  383,467.31          859,159.68
                                                                                  364,455.20        1,046,763.64
                                                                                  354,149.29        2,895,280.40
                                                                                  299,723.78        1,600,332.78
                                                                                  277,513.89          351,667.07
                                                                                  257,908.13          405,578.30
                                                                                  304,099.54          482,104.57
                                                                                  239,262.91          573,366.36
                                                                                  214,702.16          406,480.78
                                                                                  147,576.79          330,573.56
                                                                                  154,157.37          217,710.82
                                                                                  154,980.60          231,318.57
                                                                                   87,881.87          213,633.22
                                                                                   68,973.99          499,060.76
                                                                                   26,680.31        1,599,613.73
                                                                                   18,388.37          792,361.91
                                                                                   18,388.39           51,195.83
                                                                                   19,974.82          129,010.96
                                                                                   71,474.89           87,620.32
                                                                                    7,755.20          110,876.96
                                                                                    7,755.20           29,650.65
                                                                                    7,755.20            7,715.05
                                                                                    7,755.20            4,752.91
                                                                                   23,865.28            4,752.91
                                                                                        0.00            4,752.91
                                                                                        0.00           79,169.92
                                                                                        0.00           63,081.46
                                                                                        0.00            1,363.14
                                                                                        0.00            1,363.14
                                                                                        0.00            1,363.14
                                                                                        0.00            1,363.14
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00

Total Time Balance of Scheduled Cash Flows                                     23,080,817.91       47,811,932.44


                                 Page 1 of 14

CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
       $100,000  5.990% Asset Backed Certificates due October 17, 2005


                                                                                                     Settle Date
Prepared by  Shawn Ostrowski  (262) 636-5284                            07/14/00   11:15 PM
Scheduled Payment Date                                                                                                     15-Jul-00
Actual Payment Date                                                                                                        17-Jul-00
Collection Period Begin Date                                                                                               06-Jun-00
Collection Period End Date                                              31-Jul-98  31-Jul-98           31-Aug-98           05-Jul-00
Days in accrual period (30/360)                                                                                                   30
Days in accrual period (ACT/360)                                                                                                  32

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                           $15,522,435.56

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                    $0.00
    Government obligors                                                                                                        $0.00
          Total Warranty Repurchases                                                                                           $0.00

Total Collections For The Period                                                                                      $15,522,435.56

    Pool Balance (Beg. of Collection Period)                                                                         $248,183,902.36
    Pool Balance (End of Collection Period)                                                                          $233,525,269.33

Total Receivables Collection                                                                                          $15,522,435.56
Negative Carry Withdrawls                                                                                                      $0.00
Yield Supplement Withdrawals                                                                                                   $0.00
Spread Account Withdrawals to Pay NoteHolders                                                                            $139,264.62
Release from Pre-Funding Amount to Paydown A1 Principal                                                                        $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                                              $152,047.63
Pre-Funding Account Reinvestment Income                                                                                        $0.00

    Total Distribution Amount                                                                                         $15,813,747.81

MISCELLANEOUS DATA

       TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                            $2,535,247.50
    Scheduled Amounts 60 days or more past due                                                                         $2,539,706.60
    Net Losses on Liquidated Receivables                                                                                 $778,602.90
    Number of Loans at Beginning of Period                                                                                    14,112
    Number of Loans at End of Period                                                                                          13,695
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                                   $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                         $0.00

    Pre-Funding Account Reinvestment Income                                                                                    $0.00


                                 Page 2 of 14

CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
       $100,000  5.990% Asset Backed Certificates due October 17, 2005

Actual Payment Date                                                                                                        17-Jul-00
Collection Period Begin Date                                                                                               06-Jun-00
Collection Period End Date                                                                                                 05-Jul-00

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)                     $248,183,902.36
    A-1 Note Beginning Principal Balance                                                                                       $0.00
    A-2 Note Beginning Principal Balance                                                                                       $0.00
    A-3 Note Beginning Principal Balance                                                                              $90,962,546.27
    A-4 Note Beginning Principal Balance                                                                             $134,794,000.00
    B Note Beginning Principal Balance                                                                                 $9,927,356.09
    Deferred Purchase Price Beginning Principal Balance                                                               $12,400,000.00
    Certificate Beginning Principal Balance                                                                              $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                           $233,525,269.33
    A-1 Note Principal Balance (End of Period)                                                                                 $0.00
                                    A-1 Note Pool Factor (End of Period)                                                   0.0000000
    A-2 Note Principal Balance (End of Period)                                                                                 $0.00
                                    A-2 Note Pool Factor (End of Period)                                                   0.0000000
    A-3 Note Principal Balance (End of Period)                                                                        $76,890,258.56
                                    A-3 Note Pool Factor (End of Period)                                                   0.5492161
    A-4 Note Principal Balance (End of Period)                                                                       $134,794,000.00
                                    A-4 Note Pool Factor (End of Period)                                                   1.0000000
    B Note Principal Balance (End of Period)                                                                           $9,341,010.77
                                    B Note Pool Factor (End of Period)                                                     0.3736404
    Deferred Purchase Price Principal Balance (End of Period)                                                         $12,400,000.00
                                    Deferred Purchase Price Pool Factor (End of Period)                                    1.0000000
    Certificate Principal Balance (end of Period)                                                                        $100,000.00
                                    Certificate Pool Factor (endof Period)                                                 1.0000000

COLLATERAL VALUE DECLINE                                                                                              $14,658,633.03
    Pool Balance (Beg. of Collection Period)                                                                         $248,183,902.36
    Pool Balance (End of Collection Period)                                                                          $233,525,269.33

Total Distribution Amount (TDA)                                                                                       $15,674,483.19
    Total Collections and Investment Income for the Period                                                            $15,674,483.19
    Negative Carry Withdrawls                                                                                                  $0.00
    Yield Supplement Withdrawals                                                                                               $0.00

Principal Distribution Amount  (PDA)                                                                                  $14,658,633.03

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                               $14,658,633.03
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                            $0.00
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                            $0.00
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                   $14,072,287.71
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                            $0.00
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $586,345.32
    Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                     $0.00
    Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                                        $0.00

Interest Distributable Amount                                                                                          $1,280,051.25
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                         $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                         $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                   $440,410.33
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                   $664,983.73
    Noteholders' Interest Distributable Amount applicable to B Notes                                                      $49,554.05
    Deferred Purchase Price Interest Distributable Amount                                                                $124,102.31
    Certificateholders'  Interest Distributable Amount                                                                     $1,000.83

Spread Account
    Beginning Spread Account Balance                                                                                  $12,374,131.07
    Deposit to Spread Account from Pre-Funding Account                                                                         $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                                       $0.00
    Distribution from Spread Account for Interest / Principal Shortfall                                                  $139,264.62

    Specified Spread Account Balance                                                                                  $12,499,916.99
    Ending Spread Account Balance (after distributions)                                                               $12,234,866.45

Credit Enhancement                                                                                                             5.24%
    Spread account % of Ending Pool Balance                                                                                    5.24%
    Overcollateralization % of Ending Pool Balance                                                                             0.00%

Scheduled Amounts 30 - 59 days past due                                                                                $2,535,247.50
                                    as % of Ending Pool Balance                                                                1.09%
Scheduled Amounts 60 days or more past due                                                                             $2,539,706.60
                                    as % of Ending Pool Balance                                                                1.09%
Net Losses on Liquidated Receivables                                                                                     $778,602.90
                                    as % of Ending Pool Balance                                                                0.33%


                                 Page 3 of 14

PART III -- SERVICING CALCULATIONS                                                                                   17-Jul-00


1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE              Pool 1 (Retail) Cutoff  Pool 2 (FPL) Cutoff   Pool 3 (Retail) Cutoff

Wtd. Avg. APR                                                                    8.559%                8.559%                 8.668%
Contract Value (Beg. of Collection Period), by origination pool
Contract Value  (End of Collection Period), by origination pool        $459,900,298.88        $65,328,940.14          $99,766,610.37
                                                                       ---------------        --------------          --------------
Contract Value Decline

Initial Pool Balance
Pool Balance (End of Collection Period)

Collections and Investment Income for the period
Negative Carry Withdrawls
Yield Supplement Withdrawals

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)

Initial B Percentage
Unscheduled Principal (per pool)
Total Unscheduled Principal

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                              Pool 1                Pool 2                 Pool 3


Wtd. Avg. APR                                                                    8.559%                8.559%                 8.668%
Contract Value (Beg. of Collection Period), by origination pool        $181,020,867.45        $22,314,858.31         $44,848,176.60
Contract Value  (End of Collection Period), by origination pool        $169,269,258.78        $21,206,663.98         $43,049,346.57
                                                                       ---------------        --------------         --------------
Contract Value Decline                                                  $11,751,608.67         $1,108,194.33          $1,798,830.03
                                                                                 6.49%                 4.97%                  4.01%
Initial Pool Balance                                                   $624,995,849.39
Pool Balance (End of Collection Period)                                $233,525,269.33

Collections and Investment Income for the period                        $15,674,483.19
Negative Carry Withdrawls                                                        $0.00
Yield Supplement Withdrawals                                                     $0.00

Total Distribution Amount (TDA)                                         $15,674,483.19
Principal Distribution Amount  (PDA)                                    $14,658,633.03

Initial B Percentage                                                            4.000%
Unscheduled Principal (per pool)                                                 $0.00                 $0.00                  $0.00
Total Unscheduled Principal                                                      $0.00


                                 Page 4 of 14

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

Principal Distributable Amount                                                                                         14,658,633.03

A-1 Note Beginning Principal Balance                                                                                           $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                               $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                                                    0.00%
Preliminary A-1 Noteholders' Principal Distributable Amount (including One-Time Excess Prefund Acct. Pmt.)                     $0.00
One-Time Excess Prefunding Account Payment                                                                                     $0.00
A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                                $0.00

Principal Distributable Amount Remaining                                                                              $14,658,633.03

A-2 Note Beginning Principal Balance                                                                                           $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                               $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                                                    0.00%
A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                                $0.00

Principal Distributable Amount Remaining                                                                              $14,658,633.03

A-3 Note Beginning Principal Balance                                                                                  $90,962,546.27
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                               $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                                                   96.00%
A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                       $14,072,287.71

Principal Distributable Amount Remaining                                                                                 $586,345.32

A-4 Note Beginning Principal Balance                                                                                 $134,794,000.00
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                               $0.00
A-4 Noteholders' Share of the Principal Distribution Amount                                                                    0.00%
A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                                $0.00

Principal Distributable Amount Remaining                                                                                 $586,345.32

B Note Beginning Principal Balance                                                                                     $9,927,356.09
B Noteholders' Principal Carryover Shortfall (Previous Period)                                                                 $0.00
B Noteholders' Share of the Principal Distribution Amount                                                                      4.00%
B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                            $586,345.32

Principal Distributable Amount Remaining                                                                                       $0.00

Deferred Purchase Price Beginning Principal Balance                                                                   $12,400,000.00
Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                        $0.00
Deferred Purchase Price Share of the Principal Distribution Amount                                                             0.00%
Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                         $0.00

Certificate Purchase Price Beginning Principal Balance                                                                   $100,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
Certificateholders' Share of the Principal Distribution Amount                                                                 0.00%
Certificateholders' Principal Distributable Amount (including Carryover Shortfall)                                             $0.00

Interest Accrued on Class A-1 Notes this period                                             5.6075%      ACT/360               $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                            $0.00
Interest Due (in Arrears) on above Shortfall                                                                                   $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                             $0.00

Interest Accrued on Class A-2 Notes this period                                             5.7000%       30/360               $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                            $0.00
Interest Due (in Arrears) on above Shortfall                                                                                   $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                             $0.00

Interest Accrued on Class A-3 Notes this period                                             5.8100%       30/360         $440,410.33
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                            $0.00
Interest Due (in Arrears) on above Shortfall                                                                                   $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                       $440,410.33

Interest Accrued on Class A-4 Notes this period                                             5.9200%       30/360         $664,983.73
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                            $0.00
Interest Due (in Arrears) on above Shortfall                                                                                   $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                       $664,983.73

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                      $1,105,394.06
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                            $0.00
Interest Due (in Arrears) on above Shortfall                                                                                   $0.00
Offered Noteholders' Interest Distributable Amount                                                                     $1,105,394.06

Interest Accrued on Class B Notes this period                                               5.9900%       30/360          $49,554.05
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                              $0.00
Interest Due (in Arrears) on above Shortfall                                                                                   $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                                          $49,554.05

Interest Accrued on Deferred Purchase Price this period                                     5.9900%       30/360          $61,896.67
Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                    $61,896.67
Interest Due (in Arrears) on Above Shortfall                                                                                 $308.97
Deferred Purchase Price Interest Distributable Amount                                                                    $124,102.31

Interest Accrued on Certificates this period                                                5.9900%       30/360             $499.17
Certificateholders' Interest Carryover Shortfall (Previous Period)                                                           $499.17
Interest Due (in Arrears) on Above Shortfall                                                                                   $2.49
Certificateholders' Interest Distributable Amount                                                                          $1,000.83


                                 Page 5 of 14

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                                                                    $15,674,483.19

Administration Fee Shortfall (Previous Period)                                                                                 $0.00
Administration Fee Accrued during this Period                                               $500.00 per quarter              $166.67
Administration Fee Paid this Period from TDA                                                                                 $166.67
Administration Fee Shortfall                                                                                                   $0.00

Total Distribution Amount Remaining                                                                                   $15,674,316.52

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                            $0.00
Interest Due (in Arrears) on above Shortfall                                                                                   $0.00
Interest Accrued on Class A-1 Notes this period                                                                                $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                        $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                 $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                            $0.00
Interest Due (in Arrears) on above Shortfall                                                                                   $0.00
Interest Accrued on Class A-2 Notes this period                                                                                $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                                        $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                 $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                            $0.00
Interest Due (in Arrears) on above Shortfall                                                                                   $0.00
Interest Accrued on Class A-3 Notes this period                                                                          $440,410.33
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                                  $440,410.33
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                 $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                            $0.00
Interest Due (in Arrears) on above Shortfall                                                                                   $0.00
Interest Accrued on Class A-4 Notes this period                                                                          $664,983.73
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                                  $664,983.73
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                 $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                            $0.00
Interest Due (in Arrears) on above Shortfall                                                                                   $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                      $1,105,394.06
Offered Noteholders' Interest Paid this Period from TDA                                                                $1,105,394.06
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                       $0.00

Total Distribution Amount Remaining                                                                                   $14,568,922.46

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                              $0.00
Interest Due (in Arrears) on above Shortfall                                                                                   $0.00
Interest Accrued on B Notes this period                                                                                   $49,554.05
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                                     $49,554.05
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                   $0.00

Total Distribution Amount Remaining                                                                                   $14,519,368.41

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                               $0.00
A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                         $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                                  $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00

Total Distribution Amount Remaining                                                                                   $14,519,368.41

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                               $0.00
A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                         $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                                  $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00

Total Distribution Amount Remaining                                                                                   $14,519,368.41

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                               $0.00
A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                $14,072,287.71
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                         $14,072,287.71
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00

Total Distribution Amount Remaining                                                                                      $447,080.70

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                               $0.00
A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                         $0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                                  $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00

Total Distribution Amount Remaining                                                                                      $447,080.70

B Noteholders' Principal Carryover Shortfall (Previous Period)                                                                 $0.00
B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                     $586,345.32
B Noteholders' Principal Distributable Amount Paid from TDA                                                              $447,080.70
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                $139,264.62

Total Excess Distribution Amount Remaining                                                                                     $0.00


                                                              Page 6 of 14

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                                                          $0.00

New Collateral Purchased                                                                                                       $0.00
Deposit to Spread Account                                                                   2.00%                              $0.00
Deposit to Yield Supplement Account                                                                                            $0.00
                                                                                                                               ----
Payment to Seller                                                                                                              $0.00
Payment to Class A-1 after Funding is Complete                                                                                 $0.00

Ending Pre-Funding Account Balance                                                                                             $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                                                                                  $0.00

Adjusted Ending Pre-Funding Account Balance                                                                                    $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                                                                       $0.00
Negative Carry                                                                                                             3.268374%
Number of Days Remaining                                                                                                      0 days

Pre-Funded Percentage                                                                                                         0.000%
Negative Carry Withdrawls                                                                                                      $0.00
Cumulative Negative Carry Withdrawls                                                                                     $300,471.65
Maximum Negative Carry Amount                                                                                                  $0.00
Required Negative Carry Account Balance                                                                                        $0.00
Interim Ending Negative Carry Account Balance                                                                                  $0.00
Negative Carry Amount Released to Seller                                                                                       $0.00

Ending Negative Carry Account Balance                                                                                          $0.00

6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance                                                                                     $0.00
Deposit to Yield Supplement Account from Pre-Funding Account                                                                   $0.00
Receivables Percentage                                                                                                       100.00%
Withdrawal of Yield Supplement Amount                                                                                          $0.00
Maximum Yield Supplement Amount                                                                                                $0.00
Required Yield Supplement Amount                                                                                               $0.00
Interim Yield Supplement Account Balance                                                                                       $0.00
Yield Supplement Amount Released to Seller                                                                                     $0.00

Ending Yield Supplement Account Balance                                                                                        $0.00

7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                                                      $12,374,131.07
Deposit to Spread Account from Pre-Funding Account                                                                             $0.00
Deposit to Spread Account from Excess Collections over Distributions                                                           $0.00

Distribution from Spread Account to Noteholders' Distr. Account                                                          $139,264.62
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                          $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                          $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                          $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                          $0.00
Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                               $139,264.62

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                            $0.00

Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                               $139,264.62
Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00

Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                               $139,264.62
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                         $139,264.62

Preliminary Spread Account Balance Remaining                                                                          $12,234,866.45


                                                              Page 7 of 14

Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                           $10,367,271.46
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                       NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                     $9,343,234.80
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                              YES
60 day or > Delinquent Scheduled Amounts                                                                              $2,539,706.60
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                                   NO
Are any of the three conditions "YES"?                                                                          YES

Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.  Case Credit will not charge these losses back to the trust.  The cumulative amount of losses that were
inadvertently absorbed by Case Credit that should have been charged to the trust was                                     $47,514.04

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                                                  10,414,785.50
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                       NO


Preliminary A-1 Note Principal Balance (End of Period)                                                                        $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                                        $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                                               $76,890,258.56
Preliminary A-4 Note Principal Balance (End of Period)                                                              $134,794,000.00
Preliminary B Note Principal Balance (End of Period)                                                                  $9,341,010.77
Preliminary Total Principal Balance of Notes  (End of Period)                                                       $221,025,269.33

Specified Spread Account Balance                                                                                      12,499,916.99
Lesser of:
(a) 2.00% of the Initial Pool Balance                                                       2.00%                     12,499,916.99

(b) the Note Balance                                                                                                 221,025,269.33

Preliminary Spread Account Balance Remaining                                                                         $12,234,866.45
Preliminary Excess Amount in Spread Account                                                                                   $0.00
Preliminary Shortfall Amount in Spread Account                                                                          $265,050.54

Deposit to Spread Account from Remaing Excess Distribution                                                                    $0.00

Spread Account Excess                                                                                                         $0.00

Ending Spread Account Balance (after distributions)                                                                  $12,234,866.45
Net Change in Spread Account Balance                                                                                   ($139,264.62)

Total Excess Distribution Amount Remaining                                                                                    $0.00

Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                   $61,896.67
Interest Due (in Arrears) on Above Shortfall                                                                                $308.97
Interest Accrued on Deferred Purchase Price this period                                                                  $61,896.67
Deferred Purchase Price Interest Paid from Excess Distribution                                                                $0.00
Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                       $124,102.31

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                          $499.17
Interest Due (in Arrears) on Above Shortfall                                                                                  $2.49
Interest Accrued on Certificates this period                                                                                $499.17
Certificateholders' Interest Paid from Excess Distribution                                                                    $0.00
Certificateholders' Interest Carryover Shortfall (Current Period)                                                         $1,000.83

Total Excess Distribution Amount Remaining                                                                                    $0.00

Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                       $0.00
Deferred Purchase Price Principal Distributable Amount current period (including Carryover Shortfall)                         $0.00
Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                   $0.00
Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                            $0.00

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
Certificateholders' Principal Distributable Amount current period (including Carryover Shortfall)                             $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                       $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Excess Distribution Amount Remaining                                                                                    $0.00

Servicing Fee Shortfall (Previous Period)                                                                               $701,318.44
Servicing Fees Accrued during this Period                                                   1.00%                       $206,819.92

Adjustment to Servicing Fee                                                                                              $62,562.51
Adjustment to Excess Distribution Amount Remaining                                                                            $0.00
                                                                                                       Correction to 10/5/99 Report
                                                                                                      (shortfall did not carryover)

Servicing Fees Paid this Period from Excess Distribution                                                                      $0.00
Servicing Fee Shortfall                                                                                                 $970,700.87

Total Excess Distribution Amount Remaining                                                                                    $0.00


                                                              Page 8 of 14

8.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                            $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                            $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                            $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                            $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                              $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                               $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                               $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                               $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                               $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                                 $0.00
Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                                  $124,102.31
Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                                       $0.00
Certificateholders' Interest Carryover Shortfall  (Current Period)                                                        $1,000.83
Certificateholders' Principal Carryover Shortfall  (Current Period)                                                           $0.00

A-1 Note Principal Balance (End of Period)                                                                                    $0.00
A-2 Note Principal Balance (End of Period)                                                                                    $0.00
A-3 Note Principal Balance (End of Period)                                                                           $76,890,258.56
A-4 Note Principal Balance (End of Period)                                                                          $134,794,000.00
B Note Principal Balance (End of Period)                                                                              $9,341,010.77
Deferred Purchase Price Principal Balance (End of Period)                                                            $12,400,000.00
Certificate Principal Balance (end of Period)                                                                           $100,000.00
Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                          $233,525,269.33

A-1 Note Pool Factor (End of Period)                                            $112,706,000.00                           0.0000000
A-2 Note Pool Factor (End of Period)                                            $200,000,000.00                           0.0000000
A-3 Note Pool Factor (End of Period)                                            $140,000,000.00                           0.5492161
A-4 Note Pool Factor (End of Period)                                            $134,794,000.00                           1.0000000
B Note Pool Factor (End of Period)                                               $25,000,000.00                           0.3736404
Deferred Purchase Price Pool Factor (End of Period)                              $12,400,000.00                           1.0000000
Certificate Pool Factor (endof Period)                                              $100,000.00                           1.0000000
Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                                           0.3736404

Specified Spread Account Balance (after all distributions and adjustments)                                           $12,234,866.45

Yield Supplement Account Balance (after alldistributions and adjustment):                                                     $0.00


                                                              Page 9 of 14

CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO NOTEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
       $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                              17-Jul-00

(1) Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                                            $0.00
           per $1,000 original principal amount:                                                                               $0.00

    (b)   A-2 Notes:                                                                                                           $0.00
            per $1,000 original principal amount:                                                                              $0.00

    (c)   A-3 Notes:                                                                                                  $14,072,287.71
            per $1,000 original principal amount:                                                                            $100.52

    (d)   A-4 Notes:                                                                                                           $0.00
            per $1,000 original principal amount:                                                                              $0.00

    (e)   B Notes:                                                                                                       $586,345.32
            per $1,000 original principal amount:                                                                             $23.45

    (f)   Total                                                                                                       $14,658,633.03

(2) Interest Paid on the Notes

    (a)  A-1 Notes:                                                                                                            $0.00
           per $1,000 original principal amount:                                                                               $0.00

    (b)   A-2 Notes:                                                                                                           $0.00
            per $1,000 original principal amount:                                                                              $0.00

    (c)  A-3 Notes:                                                                                                      $440,410.33
           per $1,000 original principal amount:                                                                               $3.15

    (d)  A-4 Notes:                                                                                                      $664,983.73
           per $1,000 original principal amount:                                                                               $4.93

    (e)  B Notes:                                                                                                         $49,554.05
            per $1,000 original principal amount:                                                                              $1.98

    (f)   Total                                                                                                        $1,154,948.11

(3) Pool Balance at the end of the related Collection Period                                                         $233,525,269.33

(4) After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                                        $0.00
         (ii)  A-1 Note Pool Factor:                                                                                       0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                                        $0.00
         (ii)  A-2 Note Pool Factor:                                                                                       0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                               $76,890,258.56
         (ii)  A-3 Note Pool Factor:                                                                                       0.5492161

    (d) (i)  outstanding principal amount of A-4 Notes:                                                              $134,794,000.00
         (ii)  A-4 Note Pool Factor:                                                                                       1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                                                  $9,341,010.77
         (ii)  B Note Pool Factor:                                                                                         0.3736404

    (f) (i)  Deferred Purchase Price Balance                                                                          $12,400,000.00
         (ii)  Deferred Purchase Price Pool Factor:                                                                        1.0000000

    (g) (i)  Certificate Balance                                                                                         $100,000.00
         (ii)  Certificate Pool Factor:                                                                                   1.00000000

(5)  Amount of Servicing Fee:                                                                                                  $0.00
         per $1,000 Beginning of Collection Period:                                                                       0.00000000

(6)  Amount of Administration Fee:                                                                                           $166.67
         per $1,000 Beginning of Collection Period:                                                                       0.00092072

(7)  Aggregate Purchase Amounts for Collection Period:                                                                         $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                             $778,602.90

(9)  Amount in Spread Account:                                                                                        $12,234,866.45

(10)  Amount in Pre-Funding Account:                                                                                           $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                          NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                        $0.00

(13)  Amount in Yield Supplement Account:                                                                                      $0.00


                                                              Page 10 of 14


CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO CERTIFICATEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
       $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                              17-Jul-00

(1) Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                                            $0.00
           per $1,000 original principal amount:                                                                               $0.00

    (b)  A-2 Notes:                                                                                                            $0.00
           per $1,000 original principal amount:                                                                               $0.00

    (c)  A-3 Notes:                                                                                                   $14,072,287.71
           per $1,000 original principal amount:                                                                             $100.52

    (d)  A-4 Notes:                                                                                                            $0.00
           per $1,000 original principal amount:                                                                               $0.00

    (e)  B Notes:                                                                                                        $586,345.32
           per $1,000 original principal amount:                                                                              $23.45

    (f)  Deferred Purchase Price:                                                                                              $0.00
           per $1,000 original principal amount:                                                                               $0.00

    (g)  Certificates:                                                                                                          0.00
           per $1,000 original principal amount:                                                                               $0.00

    (h)  Total:                                                                                                       $14,658,633.03

(2) Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                                            $0.00
           per $1,000 original principal amount:                                                                               $0.00

    (b)  A-2 Notes:                                                                                                            $0.00
           per $1,000 original principal amount:                                                                               $0.00

    (c)  A-3 Notes:                                                                                                      $440,410.33
           per $1,000 original principal amount:                                                                               $3.15

    (d)  A-4 Notes:                                                                                                      $664,983.73
           per $1,000 original principal amount:                                                                               $4.93

    (e)  B Notes:                                                                                                         $49,554.05
           per $1,000 original principal amount:                                                                               $1.98

    (f)  Deferred Purchase Price:                                                                                              $0.00
           per $1,000 original principal amount:                                                                               $0.00

    (g)  Certificates:                                                                                                         $0.00
           per $1,000 original principal amount:                                                                               $0.00

    (h)  Total:                                                                                                        $1,154,948.11

(3)  Pool Balance at end of related Collection Period:                                                               $233,525,269.33

(4) After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                                        $0.00
       (ii)  A-1 Note Pool Factor:                                                                                         0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                                        $0.00
       (ii)  A-2 Note Pool Factor:                                                                                         0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                               $76,890,258.56
       (ii)  A-3 Note Pool Factor:                                                                                         0.5492161

    (d) (i)  outstanding principal amount of A-4 Notes:                                                              $134,794,000.00
       (ii)  A-4 Note Pool Factor:                                                                                         1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                                                  $9,341,010.77
       (ii)  C Note Pool Factor:                                                                                           0.3736404

    (f) (i)  Deferred Purchase Price Balance                                                                          $12,400,000.00
       (ii)  Certificate Pool Factor:                                                                                      1.0000000

    (g) (i)  Certificate Balance                                                                                          100,000.00
       (ii)  Certificate Pool Factor:                                                                                      1.0000000


                                 Page 11 of 14

(5)  Amount of Servicing Fee:                                                                                                  $0.00
         per $1,000 Beginning of Collection Period:                                                                        0.0000000

(6)  Amount of Administration Fee:                                                                                           $166.67
         per $1,000 Beginning of Collection Period:                                                                        0.0009207

(7)  Aggregate Purchase Amounts for Collection Period:                                                                         $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                             $778,602.90

(9)  Amount in Spread Account:                                                                                        $12,234,866.45

(10)  Amount in Pre-Funding Account:                                                                                           $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                             NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                        $0.00

(13)  Amount in Yield Supplement Account:                                                                                      $0.00

================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
       $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                              17-Jul-00

(1)  Payment of Administration Fee to Administrator:                                                                         $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                      $1,154,948.11

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                             $14,658,633.03

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                           $0.00

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                           $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                               $0.00

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                               $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                                     $0.00

(9) Release to Seller from Excess Collections over Distributions                                                               $0.00

Check for Error                                                                                                 NO ERROR
Sum of Above Distributions                                                                                      $15,813,747.81
Total Distribution Amount plus Releases to Seller                                                               $15,813,747.81
================================================================================


                                 Page 12 of 14

CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
       $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                              17-Jul-00
(1)  Total Distribution Amount:                                                                                       $15,813,747.81

(2)  Administration Fee:                                                                                                     $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                       $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                        $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                       $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                        $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                                 $440,410.33

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                        $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                                 $664,983.73

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                       $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                                   $49,554.05

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                         $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                              $1,154,948.11
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                                 $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                              0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                         $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                                 $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                              0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                                         $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                        $14,072,287.71

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                             96.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                $14,072,287.71

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                                 $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                              0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                         $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                             $586,345.32

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                                4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                            $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                     $586,345.32

(34)  Noteholders' Principal Distribution Amount:                                                                     $14,658,633.03

(35)  Noteholders' Distributable Amount:                                                                              $15,813,581.14

(36)  Deposit to Spread Account (from excess collections):                                                                     $0.00

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                    $12,499,916.99
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                                             $12,499,916.99

    (b) the Note Balance                                                                                             $221,025,269.33

(38)  Spread Account Balance over the Specified Spread Account Balance:                                                        $0.00


                                 Page 13 of 14

(39)  Deffered Purchase Price Interest Distribution Amount:                                                                    $0.00

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                              $124,102.31

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price                      0.00%

(42) Deffered Purchase Price Principal Distributable Amount applicable to current period                                       $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                                   $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                                   $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                                             $0.00

(39)  Certificateholders' Interest Distribution Amount:                                                                        $0.00

(40)  Certificateholders' Interest Carryover Shortfall:                                                                    $1,000.83

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                                 0.00%

(42) Certificates Principal Distributable Amount applicable to current period                                                  $0.00

(43)  Certificates Principal Carryover Shortfall:                                                                              $0.00

(44)  Certificates Principal Distribution Amount:                                                                              $0.00

(45)  Certificates Distribution Amount:                                                                                        $0.00

(46)  Servicing Fee:                                                                                                           $0.00
===================================================================================================================================


CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
       $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                              00-Jan-00

(47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                                      $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                                     $0.00
    (b) Release of Excess Amount in Yield Supplement Account                                                                   $0.00


(48) Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                                   $139,264.62

(49) Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                   $248,183,902.36

(50) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                         $0.00
           A-1 Note Pool Factor:                                                                                           0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                                         $0.00
           A-2 Note Pool Factor:                                                                                           0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                                $76,890,258.56
           A-3 Note Pool Factor:                                                                                           0.5492161

           Outstanding Principal Balance of A-4 Notes:                                                               $134,794,000.00
           A-4 Note Pool Factor:                                                                                           1.0000000

           Outstanding Principal Balance of B Notes:                                                                   $9,341,010.77
           B Note Pool Factor:                                                                                             0.3736404

           Outstanding Principal Balance of the Deferred Purchase Price:                                              $12,400,000.00
           Deferred Purchase Price Pool Factor:                                                                            1.0000000

           Outstanding Principal Balance of the Certificates:                                                             100,000.00
           Certificate Pool Factor:                                                                                        1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                                $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                             $778,602.90

(53)  Spread Account Balance after giving effect to all distributions:                                                $12,234,866.45

CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
       $100,000  6.20% Asset Backed Certificates
                                                                       14-Jul-00
                                                                        11:49 PM
Prepared by  Shawn Ostrowski  (262) 636-5284                   File: us98-c3.xls


                                                                      ------------------------------------------
NPV Data Input Section                                                       31-Oct-98           31-Oct-98
                                                                      ------------------------------------------
Scheduled cash flows as of the indicated cutoff date                  Pool 1 (Retail) Cutoff Pool 2 (LPL) Cutoff
Row 0 is total delinquent amount valued without discounting                     1,575,417.93          893,634.21
                                                                               12,428,455.95        4,354,139.23
                                                                                7,371,846.12        4,674,788.83
                                                                                5,289,520.70        2,544,216.93
                                                                                5,549,122.56        2,881,522.46
                                                                                5,505,194.10        3,871,835.68
                                                                                4,841,682.97        2,994,089.99
                                                                                4,735,558.70        2,501,055.77
                                                                                7,284,400.76        1,980,387.14
                                                                                7,653,812.72        2,680,818.10
                                                                               21,545,307.93        3,075,152.55
                                                                               17,563,069.20        2,396,425.69
                                                                               13,896,057.40        3,406,721.59
                                                                                7,630,180.31        3,038,517.25
                                                                                7,333,548.54        5,607,985.11
                                                                                4,538,294.37        2,660,146.64
                                                                                4,735,598.76        3,431,092.35
                                                                                4,676,012.46        4,794,930.31
                                                                                4,279,116.05        3,585,222.15
                                                                                4,258,063.42        2,918,011.82
                                                                                4,834,936.67        2,702,553.33
                                                                                5,837,618.11        3,052,838.45
                                                                               18,406,951.02        3,387,245.79
                                                                               14,429,414.68        2,874,484.95
                                                                                9,799,857.01        3,050,881.01
                                                                                5,747,699.28        3,304,658.17
                                                                                6,646,864.59        4,872,982.01
                                                                                4,073,116.36        2,529,108.55
                                                                                4,242,598.85        3,440,621.84
                                                                                4,301,149.03        3,598,961.33
                                                                                3,931,310.80        3,438,274.88
                                                                                3,817,604.92        2,477,709.00
                                                                                4,410,871.91        1,630,415.36
                                                                                5,306,408.17        2,041,407.37
                                                                               17,223,090.60        2,413,573.36
                                                                               13,550,783.42        2,055,505.92
                                                                                8,821,655.67        1,957,189.55
                                                                                4,882,176.71        1,759,653.26
                                                                                5,611,324.84        2,311,011.13
                                                                                3,289,450.23        1,618,491.96
                                                                                3,234,177.22        1,965,389.75
                                                                                3,204,975.44        2,085,981.24
                                                                                2,927,498.69        2,155,442.07
                                                                                2,942,625.98        2,048,778.26
                                                                                3,391,248.11        1,282,570.89
                                                                                4,120,665.41        1,428,449.02
                                                                               14,086,732.21        1,063,786.42
                                                                                9,773,524.10        1,066,070.37
                                                                                5,934,968.38        1,193,865.28
                                                                                2,864,720.06        1,091,887.29
                                                                                3,473,332.00        1,511,046.96
                                                                                1,547,204.93          921,688.02
                                                                                1,532,851.50          729,104.05
                                                                                1,383,990.96        1,047,778.43
                                                                                1,093,526.42        1,351,693.73
                                                                                1,159,104.92        1,095,311.66
                                                                                1,490,135.83          222,192.60
                                                                                2,415,661.06           80,369.23
                                                                               10,473,190.48          301,655.28
                                                                                6,749,706.28           80,861.17
                                                                                3,600,290.25           89,459.32
                                                                                1,181,371.47          137,361.69
                                                                                1,317,014.18            7,213.44
                                                                                  220,165.78           19,217.85
                                                                                  157,479.31            9,491.94
                                                                                  254,513.22          100,609.82
                                                                                   21,238.46           34,119.17
                                                                                   22,370.17          130,382.97
                                                                                  133,181.56                   -
                                                                                  118,180.66                   -
                                                                                  541,767.57                   -
                                                                                  352,439.24                   -
                                                                                           -                   -
                                                                                           -                   -
                                                                                           -                   -

Total Time Balance of Scheduled Cash Flows                                    393,574,995.64      142,060,038.94

================================================================================

                                                                   -----------------------------------------------------------------
NPV Data Input Section                                                     30-Nov-98                05-Jul-00           05-Jul-00
                                                                   -----------------------------------------------------------------

Scheduled cash flows as of the indicated cutoff date                  Pool 3 (Retail) Cutoff              Pool 1              Pool 2
Row 0 is total delinquent amount valued without discounting                       219,386.35        3,177,483.50        1,689,972.90
                                                                                2,644,522.52        4,124,460.82        2,203,226.65
                                                                                1,584,402.47       11,086,165.01        2,312,592.94
                                                                                1,855,974.40       10,001,502.51        2,416,409.05
                                                                                1,704,737.57        7,311,502.62        2,464,273.01
                                                                                1,961,839.20        4,250,894.81        2,709,631.33
                                                                                1,921,414.50        4,405,842.80        3,607,857.09
                                                                                1,868,954.33        2,969,819.87        1,934,076.98
                                                                                2,141,734.04        3,036,952.50        2,438,342.46
                                                                                3,617,113.04        3,064,077.75        2,599,358.98
                                                                                2,351,879.43        2,814,152.26        2,880,268.99
                                                                               12,867,986.46        2,724,197.27        1,883,227.80
                                                                                8,634,128.19        2,913,179.96        1,142,830.94
                                                                                2,795,157.06        3,592,377.82        1,395,632.71
                                                                                1,931,437.32       10,235,922.19        1,435,126.38
                                                                                1,726,348.93        9,209,354.06        1,605,783.33
                                                                                1,693,724.42        6,450,229.13        1,681,187.86
                                                                                1,953,339.63        3,576,729.07        1,365,499.89
                                                                                1,847,727.58        3,726,298.02        1,765,252.73
                                                                                1,804,299.69        2,448,074.79        1,120,964.27
                                                                                2,020,268.67        2,296,798.01        1,540,866.43
                                                                                3,250,869.84        2,306,379.38        1,468,417.46
                                                                                2,265,861.38        2,095,474.90        1,576,286.92
                                                                               12,693,501.44        2,113,871.81        1,490,380.36
                                                                                8,518,011.39        2,239,852.35          958,364.72
                                                                                2,534,168.99        2,727,889.66        1,032,677.48
                                                                                1,826,923.92        7,908,261.45          643,916.50
                                                                                1,607,600.24        6,449,015.63          777,765.97
                                                                                1,589,325.37        4,220,562.64          687,858.49
                                                                                1,820,250.82        2,078,621.12          785,625.28
                                                                                1,696,093.38        2,191,593.05        1,021,624.37
                                                                                1,678,611.69        1,115,319.61          724,906.50
                                                                                1,892,656.68        1,022,522.38          589,655.79
                                                                                2,959,438.93          961,881.15          818,424.69
                                                                                1,977,856.42          740,919.36        1,024,177.59
                                                                               12,344,536.46          762,845.11          803,287.11
                                                                                8,124,445.59          892,545.76          134,018.31
                                                                                2,137,158.76        1,383,911.56           40,418.69
                                                                                1,494,488.17        5,564,333.29          215,551.06
                                                                                1,264,402.10        3,929,050.25           69,381.79
                                                                                1,214,337.67        2,568,253.57           77,964.94
                                                                                1,371,092.65          910,975.07           78,664.94
                                                                                1,336,450.33          806,570.71            6,214.94
                                                                                1,288,553.24          193,016.57            6,214.94
                                                                                1,535,024.03          107,872.01            6,214.94
                                                                                2,344,258.90           81,339.04           62,288.94
                                                                                1,574,209.35            8,450.16           23,623.29
                                                                               10,399,765.13           16,728.57           30,510.00
                                                                                6,707,017.01           95,031.64                0.00
                                                                                1,370,272.60           68,105.88                0.00
                                                                                  914,610.17          423,377.70                0.00
                                                                                  643,093.43          210,018.35                0.00
                                                                                  539,291.51                0.00                0.00
                                                                                  630,126.48                0.00                0.00
                                                                                  647,505.70           14,038.68                0.00
                                                                                  593,611.52                0.00                0.00
                                                                                  805,506.57                0.00                0.00
                                                                                1,473,600.06                0.00                0.00
                                                                                  855,709.82                0.00                0.00
                                                                                8,044,965.35                0.00                0.00
                                                                                5,281,694.34                0.00                0.00
                                                                                  890,749.68                0.00                0.00
                                                                                  508,368.45                0.00                0.00
                                                                                  136,994.39                0.00                0.00
                                                                                   89,798.40                0.00                0.00
                                                                                   66,207.24                0.00                0.00
                                                                                   57,752.19                0.00                0.00
                                                                                   22,016.45                0.00                0.00
                                                                                   37,634.02                0.00                0.00
                                                                                  192,217.79                0.00                0.00
                                                                                  284,885.72                0.00                0.00
                                                                                  449,919.50                0.00                0.00
                                                                                           -                0.00                0.00
                                                                                           -                0.00                0.00
                                                                                           -                0.00                0.00

Total Time Balance of Scheduled Cash Flows                                    183,129,817.04      159,624,643.18       57,346,818.73

================================================================================

                                                                      --------------------------------------------------
NPV Data Input Section                                                         05-Jul-00           05-Jul-00
                                                                      --------------------------------------------------

Scheduled cash flows as of the indicated cutoff date                                  Pool 3              Pool 4
Row 0 is total delinquent amount valued without discounting                     1,444,313.44          161,891.85
                                                                                1,468,568.80          175,475.56
                                                                                1,983,447.84          376,838.26
                                                                                1,601,099.06          165,675.67
                                                                                7,810,801.82          891,308.66
                                                                                4,604,537.42        2,222,779.74
                                                                                1,847,821.44        1,064,162.22
                                                                                1,188,571.10          189,555.65
                                                                                1,414,590.84          181,155.91
                                                                                1,171,460.61          169,475.86
                                                                                1,310,141.51          137,069.35
                                                                                1,266,945.13          131,939.63
                                                                                1,188,094.17          204,465.64
                                                                                1,342,695.94          158,521.09
                                                                                1,748,346.32          357,086.63
                                                                                1,478,764.76          144,669.66
                                                                                7,588,516.67          853,099.69
                                                                                4,316,531.03        2,138,332.03
                                                                                1,551,138.15          987,687.93
                                                                                  935,555.04          172,386.44
                                                                                1,055,600.62          139,953.88
                                                                                  906,218.22          157,987.10
                                                                                  995,488.32          125,580.59
                                                                                  986,637.37          120,450.87
                                                                                  904,149.32          188,728.75
                                                                                1,072,171.41          147,032.33
                                                                                1,338,613.83          335,804.62
                                                                                1,182,676.70          133,180.90
                                                                                6,109,256.48          840,948.99
                                                                                3,181,898.09        2,036,825.01
                                                                                  943,267.63          945,929.10
                                                                                  509,283.85          130,069.03
                                                                                  569,340.09           74,915.67
                                                                                  407,167.29          108,203.49
                                                                                  461,099.45           87,395.66
                                                                                  463,375.05           77,465.78
                                                                                  392,440.58          140,496.21
                                                                                  568,482.87          105,963.17
                                                                                  853,535.23          211,556.42
                                                                                  669,830.80           86,856.88
                                                                                4,392,661.72          714,903.72
                                                                                2,162,765.29        1,817,858.11
                                                                                  543,993.63          740,483.18
                                                                                  216,198.71           60,071.64
                                                                                  139,474.52           43,259.35
                                                                                   81,602.49           61,405.34
                                                                                   42,906.91           13,309.94
                                                                                   34,703.04           13,216.03
                                                                                   13,820.54           26,734.25
                                                                                   29,733.25            3,901.29
                                                                                  126,736.73           57,313.15
                                                                                  183,068.90            7,780.81
                                                                                  278,538.96          421,521.85
                                                                                   14,504.42          165,052.36
                                                                                        0.00           11,419.69
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00

Total Time Balance of Scheduled Cash Flows                                     79,093,183.40       21,237,152.63

================================================================================


                                 Page 1 of 14

CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
       $100,000  6.20% Asset Backed Certificates

                                                          Settle Date          18-Nov-98
Prepared by  Shawn Ostrowski  (262) 636-5284                                    07/14/00              11:49 PM
Scheduled Payment Date
Actual Payment Date
Collection Period Begin Date
Collection Period End Date                                                     31-Oct-98             31-Oct-98        30-Nov-98

Days in accrual period (30/360)
Days in accrual period (ACT/360)

PART I -- MONTHLY DATA INPUT

 Receipts During the Period

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date
    Government obligors
          Total Warranty Repurchases

Total Collections For The Period

     Pool Balance (Beg. of Collection Period)
     Pool Balance (End of Collection Period)

Total Receivables Collection
Negative Carry Withdrawls
Yield Supplement Withdrawals
Spread Account Withdrawals to Pay NoteHolders
Release from Pre-Funding Amount to Paydown A1 Principal
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)
Pre-Funding Account Reinvestment Income

     Total Distribution Amount

MISCELLANEOUS DATA

     TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due
    Scheduled Amounts 60 days or more past due
    Net Losses on Liquidated Receivables
    Number of Loans at Beginning of Period
    Number of Loans at End of Period
    Repossessed Equipment not Sold or Reassigned (Beginning)
    Repossessed Equipment not Sold or Reassigned (End)

    Pre-Funding Account Reinvestment Income

================================================================================


Scheduled Payment Date                                                             15-Jul-00
Actual Payment Date                                                                17-Jul-00
Collection Period Begin Date                                                       06-Jun-00
Collection Period End Date                                                         05-Jul-00

Days in accrual period (30/360)                                                           30
Days in accrual period (ACT/360)                                                          32

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                   $10,321,977.67

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                            $0.00
    Government obligors                                                                $0.00
          Total Warranty Repurchases                                                   $0.00

Total Collections For The Period                                              $10,321,977.67

     Pool Balance (Beg. of Collection Period)                                $291,149,652.25
     Pool Balance (End of Collection Period)                                 $281,896,827.05

Total Receivables Collection                                                  $10,321,977.67
Negative Carry Withdrawls                                                              $0.00
Yield Supplement Withdrawals                                                           $0.00
Spread Account Withdrawals to Pay NoteHolders                                     $81,951.48
Release from Pre-Funding Amount to Paydown A1 Principal                                $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)      $110,914.45
Pre-Funding Account Reinvestment Income                                                $0.00

     Total Distribution Amount                                                $10,514,843.60

MISCELLANEOUS DATA

     TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                    $1,539,410.41
    Scheduled Amounts 60 days or more past due                                 $2,118,970.85
    Net Losses on Liquidated Receivables                                       $1,076,707.04
    Number of Loans at Beginning of Period                                            11,185
    Number of Loans at End of Period                                                  10,976
    Repossessed Equipment not Sold or Reassigned (Beginning)                           $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                 $0.00

    Pre-Funding Account Reinvestment Income                                            $0.00

================================================================================


                                 Page 2 of 14

CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
       $100,000  6.20% Asset Backed Certificates

Actual Payment Date                                                                                                        17-Jul-00
Collection Period Begin Date                                                                                               06-Jun-00
Collection Period End Date                                                                                                 05-Jul-00

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)                     $291,138,864.53
     A-1 Note Beginning Principal Balance                                                                                      $0.00
     A-2 Note Beginning Principal Balance                                                                                      $0.00
     A-3 Note Beginning Principal Balance                                                                            $106,378,507.79
     A-4 Note Beginning Principal Balance                                                                            $148,350,000.00
     B Note Beginning Principal Balance                                                                               $15,285,356.74
     Deferred Purchase Price Beginning Principal Balance                                                              $21,025,000.00
     Certificate Beginning Principal Balance                                                                             $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                           $281,886,039.33
     A-1 Note Principal Balance (End of Period)                                                                                $0.00
                                           A-1 Note Pool Factor (End of Period)                                            0.0000000
     A-2 Note Principal Balance (End of Period)                                                                                $0.00
                                           A-2 Note Pool Factor (End of Period)                                            0.0000000
     A-3 Note Principal Balance (End of Period)                                                                       $97,611,455.91
                                           A-3 Note Pool Factor (End of Period)                                            0.8873769
     A-4 Note Principal Balance (End of Period)                                                                      $148,350,000.00
                                           A-4 Note Pool Factor (End of Period)                                            1.0000000
     B Note Principal Balance (End of Period)                                                                         $14,799,583.42
                                           B Note Pool Factor (End of Period)                                              0.4336874
     Deferred Purchase Price Principal Balance (End of Period)                                                        $21,025,000.00
                                           Deferred Purchase Price Pool Factor (End of Period)                             1.0000000
     Certificate Principal Balance (end of Period)                                                                       $100,000.00
                                           Certificate Pool Factor (endof Period)                                          1.0000000

COLLATERAL VALUE DECLINE                                                                                               $9,252,825.20
     Pool Balance (Beg. of Collection Period)                                                                        $291,149,652.25
     Pool Balance (End of Collection Period)                                                                         $281,896,827.05

Total Distribution Amount (TDA)                                                                                       $10,432,892.12
     Total Collections and Investment Income for the Period                                                           $10,432,892.12
     Negative Carry Withdrawls                                                                                                 $0.00
     Yield Supplement Withdrawals                                                                                              $0.00

Principal Distribution Amount  (PDA)                                                                                   $9,252,825.20

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                                $9,252,825.20
     A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                           $0.00
     A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                           $0.00
     A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                   $8,767,051.88
     A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                           $0.00
     B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                       $485,773.32
     Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                    $0.00
     Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                                       $0.00

Interest Distributable Amount                                                                                          $1,480,707.33
     Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                        $0.00
     Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                        $0.00
     Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                  $489,341.14
     Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                  $693,536.25
     Noteholders' Interest Distributable Amount applicable to B Notes                                                     $78,974.34
     Deferred Purchase Price Interest Distributable Amount                                                               $217,819.59
     Certificateholders'  Interest Distributable Amount                                                                    $1,036.01

Spread Account
     Beginning Spread Account Balance                                                                                 $12,640,594.62
     Deposit to Spread Account from Pre-Funding Account                                                                        $0.00
     Deposit to Spread Account from Excess Collections over Distributions                                                      $0.00
     Distribution from Spread Account for Interest / Principal Shortfall                                                  $81,951.48

     Specified Spread Account Balance                                                                                 $13,000,215.75
     Ending Spread Account Balance (after distributions)                                                              $12,558,643.14

Credit Enhancement                                                                                                             4.46%
     Spread account % of Ending Pool Balance                                                                                   4.46%
     Overcollateralization % of Ending Pool Balance                                                                            0.00%

Scheduled Amounts 30 - 59 days past due                                                                                $1,539,410.41
                                           as % of Ending Pool Balance                                                         0.55%
Scheduled Amounts 60 days or more past due                                                                             $2,118,970.85
                                           as % of Ending Pool Balance                                                         0.75%
Net Losses on Liquidated Receivables                                                                                   $1,076,707.04
                                           as % of Ending Pool Balance                                                         0.38%


                                 Page 3 of 14

     PART III -- SERVICING CALCULATIONS

     1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE               Pool 1 (Retail) Cutoff Pool 2 (LPL) Cutoff


     Wtd. Avg. APR                                                                     8.689%              8.689%
     Contract Value (Beg. of Collection Period), by origination pool
     Contract Value  (End of Collection Period), by origination pool         $327,736,982.68     $120,892,288.63
                                                                             ----------------    ----------------
     Contract Value Decline

     Initial Pool Balance
     Pool Balance (End of Collection Period)

     Collections and Investment Income for the period
     Negative Carry Withdrawls
     Yield Supplement Withdrawals

     Total Distribution Amount (TDA)
     Principal Distribution Amount  (PDA)

     Initial B Percentage
     Unscheduled Principal (per pool)
     Total Unscheduled Principal


     PART III -- SERVICING CALCULATIONS                                                                17-Jul-00

     1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE               Pool 3 (Retail) Cutoff              Pool 1             Pool 2


     Wtd. Avg. APR                                                                     8.577%              8.689%             8.689%
     Contract Value (Beg. of Collection Period), by origination pool                             $146,484,158.42     $54,313,611.67
     Contract Value  (End of Collection Period), by origination pool         $149,354,402.32     $141,994,304.26     $52,020,998.75
                                                                             ----------------   ----------------    ---------------
     Contract Value Decline                                                                        $4,489,854.16      $2,292,612.92
                                                                                                            3.07%              4.22%
     Initial Pool Balance                                                                        $650,010,787.72
     Pool Balance (End of Collection Period)                                                     $281,896,827.05

     Collections and Investment Income for the period                                             $10,432,892.12
     Negative Carry Withdrawls                                                                             $0.00
     Yield Supplement Withdrawals                                                                          $0.00

     Total Distribution Amount (TDA)                                                              $10,432,892.12
     Principal Distribution Amount  (PDA)                                                          $9,252,825.20

     Initial B Percentage                                                                                  5.250%
     Unscheduled Principal (per pool)                                                                      $0.00              $0.00
     Total Unscheduled Principal                                                                     $337,843.97

     PART III -- SERVICING CALCULATIONS

     1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                               Pool 3              Pool 4


     Wtd. Avg. APR                                                                     8.577%              8.504%
     Contract Value (Beg. of Collection Period), by origination pool          $71,480,337.70      $18,871,544.46
     Contract Value  (End of Collection Period), by origination pool          $69,630,813.12      $18,250,710.92
                                                                              ---------------     ---------------
     Contract Value Decline                                                    $1,849,524.58         $620,833.54
                                                                                        2.59%               3.29%
     Initial Pool Balance
     Pool Balance (End of Collection Period)

     Collections and Investment Income for the period
     Negative Carry Withdrawls
     Yield Supplement Withdrawals

     Total Distribution Amount (TDA)
     Principal Distribution Amount  (PDA)

     Initial B Percentage
     Unscheduled Principal (per pool)                                                  $0.00         $337,843.97
     Total Unscheduled Principal


                                 Page 4 of 14

     2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

     Principal Distributable Amount                                                                                    9,252,825.20

     A-1 Note Beginning Principal Balance                                                                                     $0.00
     A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
     A-1 Noteholders' Share of the Principal Distribution Amount                                                               0.00%
     Preliminary A-1 Noteholders' Principal Distributable Amount (including One-Time Excess Prefund Acct. Pmt.)               $0.00
     One-Time Excess Prefunding Account Payment                                                                               $0.00
     A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                          $0.00

     Principal Distributable Amount Remaining                                                                         $9,252,825.20

     A-2 Note Beginning Principal Balance                                                                                     $0.00
     A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
     A-2 Noteholders' Share of the Principal Distribution Amount                                                               0.00%
     A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                          $0.00

     Principal Distributable Amount Remaining                                                                         $9,252,825.20

     A-3 Note Beginning Principal Balance                                                                           $106,378,507.79
     A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
     A-3 Noteholders' Share of the Principal Distribution Amount                                                              94.75%
     A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                  $8,767,051.88

     Principal Distributable Amount Remaining                                                                           $485,773.32

     A-4 Note Beginning Principal Balance                                                                           $148,350,000.00
     A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
     A-4 Noteholders' Share of the Principal Distribution Amount                                                               0.00%
     A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                          $0.00

     Principal Distributable Amount Remaining                                                                           $485,773.32

     B Note Beginning Principal Balance                                                                              $15,285,356.74
     B Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
     B Noteholders' Share of the Principal Distribution Amount                                                                 5.25%
     B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $485,773.32

     Principal Distributable Amount Remaining                                                                                 $0.00

     Deferred Purchase Price Beginning Principal Balance                                                             $21,025,000.00
     Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                  $0.00
     Deferred Purchase Price Share of the Principal Distribution Amount                                                        0.00%
     Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                   $0.00

     Certificate Purchase Price Beginning Principal Balance                                                             $100,000.00
     Certificateholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
     Certificateholders' Share of the Principal Distribution Amount                                                            0.00%
     Certificateholders' Principal Distributable Amount (including Carryover Shortfall)                                       $0.00

     Interest Accrued on Class A-1 Notes this period                                    5.4200%       ACT/360                 $0.00
     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                      $0.00
     Interest Due (in Arrears) on above Shortfall                                                                             $0.00
     Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                       $0.00

     Interest Accrued on Class A-2 Notes this period                                    5.4900%        30/360                 $0.00
     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                      $0.00
     Interest Due (in Arrears) on above Shortfall                                                                             $0.00
     Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                       $0.00

     Interest Accrued on Class A-3 Notes this period                                    5.5200%        30/360           $489,341.14
     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                      $0.00
     Interest Due (in Arrears) on above Shortfall                                                                             $0.00
     Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                 $489,341.14

     Interest Accrued on Class A-4 Notes this period                                    5.6100%        30/360           $693,536.25
     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                      $0.00
     Interest Due (in Arrears) on above Shortfall                                                                             $0.00
     Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                 $693,536.25

     Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                $1,182,877.39
     Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                      $0.00
     Interest Due (in Arrears) on above Shortfall                                                                             $0.00
     Offered Noteholders' Interest Distributable Amount                                                               $1,182,877.39

     Interest Accrued on Class B Notes this period                                      6.2000%        30/360            $78,974.34
     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                        $0.00
     Interest Due (in Arrears) on above Shortfall                                                                             $0.00
     Noteholders' Interest Distributable Amount applicable to B Notes                                                    $78,974.34

     Interest Accrued on Deferred Purchase Price this period                            6.2000%        30/360           $108,629.17
     Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                             $108,629.17
     Interest Due (in Arrears) on Above Shortfall                                                                           $561.25
     Deferred Purchase Price Interest Distributable Amount                                                              $217,819.59

     Interest Accrued on Certificates this period                                       6.2000%        30/360               $516.67
     Certificateholders' Interest Carryover Shortfall (Previous Period)                                                     $516.67
     Interest Due (in Arrears) on Above Shortfall                                                                             $2.67
     Certificateholders' Interest Distributable Amount                                                                    $1,036.01


                                 Page 5 of 14

     3.  ALLOCATION OF DISTRIBUTION AMOUNTS

     a. Total Distribution Amount (TDA)                                                                              $10,432,892.12

     Administration Fee Shortfall (Previous Period)                                                                           $0.00
     Administration Fee Accrued during this Period                      $500.00 per quarter                                 $166.67
     Administration Fee Paid this Period from TDA                                                                           $166.67
     Administration Fee Shortfall                                                                                             $0.00

     Total Distribution Amount Remaining                                                                             $10,432,725.45

     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                      $0.00
     Interest Due (in Arrears) on above Shortfall                                                                             $0.00
     Interest Accrued on Class A-1 Notes this period                                                                          $0.00
     Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                  $0.00
     Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                           $0.00

     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                      $0.00
     Interest Due (in Arrears) on above Shortfall                                                                             $0.00
     Interest Accrued on Class A-2 Notes this period                                                                          $0.00
     Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                                  $0.00
     Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                           $0.00

     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                      $0.00
     Interest Due (in Arrears) on above Shortfall                                                                             $0.00
     Interest Accrued on Class A-3 Notes this period                                                                    $489,341.14
     Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                            $489,341.14
     Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                           $0.00

     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                      $0.00
     Interest Due (in Arrears) on above Shortfall                                                                             $0.00
     Interest Accrued on Class A-4 Notes this period                                                                    $693,536.25
     Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                            $693,536.25
     Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                           $0.00

     Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                      $0.00
     Interest Due (in Arrears) on above Shortfall                                                                             $0.00
     Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                $1,182,877.39
     Offered Noteholders' Interest Paid this Period from TDA                                                          $1,182,877.39
     Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                 $0.00

     Total Distribution Amount Remaining                                                                              $9,249,848.06

     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                        $0.00
     Interest Due (in Arrears) on above Shortfall                                                                             $0.00
     Interest Accrued on B Notes this period                                                                             $78,974.34
     Noteholders' Interest applicable to B Notes Paid this Period from TDA                                               $78,974.34
     Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                             $0.00

     Total Distribution Amount Remaining                                                                              $9,170,873.72

     A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
     A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                   $0.00
     A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
     Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

     Total Distribution Amount Remaining                                                                              $9,170,873.72

     A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
     A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                   $0.00
     A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
     Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

     Total Distribution Amount Remaining                                                                              $9,170,873.72

     A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
     A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                           $8,767,051.88
     A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                    $8,767,051.88
     Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

     Total Distribution Amount Remaining                                                                                $403,821.84

     A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
     A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                   $0.00
     A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
     Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

     Total Distribution Amount Remaining                                                                                $403,821.84

     B Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
     B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                               $485,773.32
     B Noteholders' Principal Distributable Amount Paid from TDA                                                        $403,821.84
     Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                           $81,951.48

     Total Excess Distribution Amount Remaining                                                                               $0.00

     4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

     Beginning Pre-Funding Account Balance                                                                                    $0.00

     New Collateral Purchased                                                                                                 $0.00
     Deposit to Spread Account                                          2.00%                                                 $0.00
     Deposit to Yield Supplement Account                                                                                      $0.00
     Payment to Seller                                                                                                        $0.00
     Payment to Class A-1 after Funding is Complete                                                                           $0.00

     Ending Pre-Funding Account Balance                                                                                       $0.00

     Excess Pre-Funded Amount/(Payment to Sellers)                                                                            $0.00

     Adjusted Ending Pre-Funding Account Balance                                                                              $0.00


                                  Page 6 of 14


     5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

     Beginning Negative Carry Account Balance                                                                                 $0.00
     Negative Carry                                                                                                        3.052000%
     Number of Days Remaining                                           177 days                                             0 days

     Pre-Funded Percentage                                                                                                    0.000%
     Negative Carry Withdrawls                                                                                                $0.00
     Cumulative Negative Carry Withdrawls                                                                               $593,232.45
     Maximum Negative Carry Amount                                                                                            $0.00
     Required Negative Carry Account Balance                                                                                  $0.00
     Interim Ending Negative Carry Account Balance                                                                            $0.00
     Negative Carry Amount Released to Seller                                                                                 $0.00

     Ending Negative Carry Account Balance                                                                                    $0.00

     6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

     Beginning Yield Supplement Account Balance                                                                               $0.00
     Deposit to Yield Supplement Account from Pre-Funding Account                                                             $0.00
     Receivables Percentage                                                                                                 100.00%
     Withdrawal of Yield Supplement Amount                                                                                    $0.00
     Maximum Yield Supplement Amount                                                                                          $0.00
     Required Yield Supplement Amount                                                                                         $0.00
     Interim Yield Supplement Account Balance                                                                                 $0.00
     Yield Supplement Amount Released to Seller                                                                               $0.00

     Ending Yield Supplement Account Balance                                                                                  $0.00

                                  Page 7 of 14


     7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

     Beginning Spread Account Balance                                                                                $12,640,594.62
     Deposit to Spread Account from Pre-Funding Account                                                                       $0.00
     Deposit to Spread Account from Excess Collections over Distributions                                                     $0.00

     Distribution from Spread Account to Noteholders' Distr. Account                                                     $81,951.48
     Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                    $0.00
     Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                    $0.00
     Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                    $0.00
     Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                    $0.00
     Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                          $81,951.48

     Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                      $0.00

     Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                          $81,951.48
     Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
     Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
     Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
     Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

     Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                          $81,951.48
     Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                    $81,951.48

     Preliminary Spread Account Balance Remaining                                                                    $12,558,643.14

     Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                       $7,138,166.11
     Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                  NO
     12*(Realized Losses during Collection Period + Repos at end of Collection Period)                               $12,920,484.48
     Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                         YES
     60 day or > Delinquent Scheduled Amounts                                                                         $2,118,970.85
     Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                              NO
     Are any of the three conditions "YES"?                                                                     YES

     Preliminary A-1 Note Principal Balance (End of Period)                                                                   $0.00
     Preliminary A-2 Note Principal Balance (End of Period)                                                                   $0.00
     Preliminary A-3 Note Principal Balance (End of Period)                                                          $97,611,455.91
     Preliminary A-4 Note Principal Balance (End of Period)                                                         $148,350,000.00
     Preliminary B Note Principal Balance (End of Period)                                                            $14,799,583.42
     Preliminary Total Principal Balance of Notes  (End of Period)                                                  $260,761,039.33

     Specified Spread Account Balance                                                                                 13,000,215.75
     Lesser of:
     (a) 2.00% of the Initial Pool Balance                                                       2.00%                13,000,215.75

     (b) the Note Balance                                                                                            260,761,039.33

     Preliminary Spread Account Balance Remaining                                                                    $12,558,643.14
     Preliminary Excess Amount in Spread Account                                                                              $0.00
     Preliminary Shortfall Amount in Spread Account                                                                     $441,572.61

     Deposit to Spread Account from Remaing Excess Distribution                                                               $0.00

     Spread Account Excess                                                                                                    $0.00

     Ending Spread Account Balance (after distributions)                                                             $12,558,643.14
     Net Change in Spread Account Balance                                                                               ($81,951.48)

     Total Excess Distribution Amount Remaining                                                                               $0.00

     Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                             $108,629.17
     Interest Due (in Arrears) on Above Shortfall                                                                           $561.25
     Interest Accrued on Deferred Purchase Price this period                                                            $108,629.17
     Deferred Purchase Price Interest Paid from Excess Distribution                                                           $0.00
     Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                  $217,819.59

     Certificateholders' Interest Carryover Shortfall (Previous Period)                                                     $516.67
     Interest Due (in Arrears) on Above Shortfall                                                                             $2.67
     Interest Accrued on Certificates this period                                                                           $516.67
     Certificateholders' Interest Paid from Excess Distribution                                                               $0.00
     Certificateholders' Interest Carryover Shortfall (Current Period)                                                    $1,036.01

     Total Excess Distribution Amount Remaining                                                                               $0.00

     Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                  $0.00
     Deferred Purchase Price Principal Distributable Amount current period (including Carryover Shortfall)                    $0.00
     Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution              $0.00
     Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                       $0.00

     Certificateholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
     Certificateholders' Principal Distributable Amount current period (including Carryover Shortfall)                        $0.00
     Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                  $0.00
     Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                           $0.00

     Total Excess Distribution Amount Remaining                                                                               $0.00

     Servicing Fee Shortfall (Previous Period)                                                                          $359,673.74
     Servicing Fees Accrued during this Period                                                   1.00%                  $242,624.71
     Adjustment to Servicing Fee                                                                                              $0.00
     Adjustment to Excess Distribution Amount Remaining                                                                       $0.00
     Servicing Fees Paid this Period from Excess Distribution                                                                 $0.00
     Servicing Fee Shortfall                                                                                            $602,298.45

     Total Excess Distribution Amount Remaining                                                                               $0.00

                                  Page 8 of 14


     8.  ENDING BALANCES

     Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                        $0.00
     Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                        $0.00
     Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                        $0.00
     Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                        $0.00
     Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                          $0.00
     A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
     A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
     A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
     A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
     B Noteholders' Principal Carryover Shortfall (Current Period)                                                             $0.00
     Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                              $217,819.59
     Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                                   $0.00
     Certificateholders' Interest Carryover Shortfall  (Current Period)                                                    $1,036.01
     Certificateholders' Principal Carryover Shortfall  (Current Period)                                                       $0.00

     A-1 Note Principal Balance (End of Period)                                                                                $0.00
     A-2 Note Principal Balance (End of Period)                                                                                $0.00
     A-3 Note Principal Balance (End of Period)                                                                       $97,611,455.91
     A-4 Note Principal Balance (End of Period)                                                                      $148,350,000.00
     B Note Principal Balance (End of Period)                                                                         $14,799,583.42
     Deferred Purchase Price Principal Balance (End of Period)                                                        $21,025,000.00
     Certificate Principal Balance (end of Period)                                                                       $100,000.00
     Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                      $281,886,039.33

     A-1 Note Pool Factor (End of Period)                                               $86,400,000.00                     0.0000000
     A-2 Note Pool Factor (End of Period)                                              $250,000,000.00                     0.0000000
     A-3 Note Pool Factor (End of Period)                                              $110,000,000.00                     0.8873769
     A-4 Note Pool Factor (End of Period)                                              $148,350,000.00                     1.0000000
     B Note Pool Factor (End of Period)                                                 $34,125,000.00                     0.4336874
     Deferred Purchase Price Pool Factor (End of Period)                                $21,025,000.00                     1.0000000
     Certificate Pool Factor (endof Period)                                                $100,000.00                     1.0000000
     Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                                       0.4336708

     Specified Spread Account Balance (after all distributions and adjustments)                                       $12,558,643.14

     Yield Supplement Account Balance (after alldistributions and adjustment):                                                 $0.00


                                  Page 9 of 14

CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO NOTEHOLDERS

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
      $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                          17-Jul-00

(1) Amount of principal being paid on the Notes:

     (a)  A-1 Notes:                                                                                       $0.00
            per $1,000 original principal amount:                                                          $0.00

     (b)   A-2 Notes:                                                                                      $0.00
             per $1,000 original principal amount:                                                         $0.00

     (c)   A-3 Notes:                                                                              $8,767,051.88
             per $1,000 original principal amount:                                                        $79.70

     (d)   A-4 Notes:                                                                                      $0.00
             per $1,000 original principal amount:                                                         $0.00

     (e)   B Notes:                                                                                  $485,773.32
             per $1,000 original principal amount:                                                        $14.24

     (f)   Total                                                                                   $9,252,825.20

(2) Interest Paid on the Notes

     (a)  A-1 Notes:                                                                                       $0.00
            per $1,000 original principal amount:                                                          $0.00

     (b)   A-2 Notes:                                                                                      $0.00
             per $1,000 original principal amount:                                                         $0.00

     (c)  A-3 Notes:                                                                                 $489,341.14
            per $1,000 original principal amount:                                                          $4.45

     (d)  A-4 Notes:                                                                                 $693,536.25
            per $1,000 original principal amount:                                                          $4.68

     (e)  B Notes:                                                                                    $78,974.34
             per $1,000 original principal amount:                                                         $2.31

     (f)   Total                                                                                   $1,261,851.73

(3) Pool Balance at the end of the related Collection Period                                     $281,896,827.05

(4) After giving effect to distributions on current Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                                                   $0.00
          (ii)  A-1 Note Pool Factor:                                                                  0.0000000

     (b) (i)  outstanding principal amount of A-2 Notes:                                                   $0.00
          (ii)  A-2 Note Pool Factor:                                                                  0.0000000

     (c) (i)  outstanding principal amount of A-3 Notes:                                          $97,611,455.91
          (ii)  A-3 Note Pool Factor:                                                                  0.8873769

     (d) (i)  outstanding principal amount of A-4 Notes:                                         $148,350,000.00
          (ii)  A-4 Note Pool Factor:                                                                  1.0000000

     (e) (i)  outstanding principal amount of B Notes:                                            $14,799,583.42
          (ii)  B Note Pool Factor:                                                                    0.4336874

     (f) (i)  Deferred Purchase Price Balance                                                     $21,025,000.00
          (ii)  Deferred Purchase Price Pool Factor:                                                   1.0000000

     (g) (i)  Certificate Balance                                                                    $100,000.00
          (ii)  Certificate Pool Factor:                                                              1.00000000

(5)  Amount of Servicing Fee:                                                                              $0.00
          per $1,0000 Beginning of Collection Period:                                                  0.00000000

(6)  Amount of Administration Fee:                                                                       $166.67
          per $1,0000 Beginning of Collection Period:                                                  0.00113778

(7)  Aggregate Purchase Amounts for Collection Period:                                                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                       $1,076,707.04

(9)  Amount in Spread Account:                                                                    $12,558,643.14

(10)  Amount in Pre-Funding Account:                                                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                      NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                    $0.00

(13)  Amount in Yield Supplement Account:                                                                  $0.00


                                  Page 10 of 14


CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO CERTIFICATEHOLDERS

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
      $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                          17-Jul-00

(1) Amount of principal being paid or distributed:

     (a)  A-1 Notes:                                                                                       $0.00
            per $1,000 original principal amount:                                                          $0.00

     (b)  A-2 Notes:                                                                                       $0.00
            per $1,000 original principal amount:                                                          $0.00

     (c)  A-3 Notes:                                                                               $8,767,051.88
            per $1,000 original principal amount:                                                         $79.70

     (d)  A-4 Notes:                                                                                       $0.00
            per $1,000 original principal amount:                                                          $0.00

     (e)  B Notes:                                                                                   $485,773.32
            per $1,000 original principal amount:                                                         $14.24

     (f)  Deferred Purchase Price:                                                                         $0.00
            per $1,000 original principal amount:                                                          $0.00

     (g)  Certificates:                                                                                     0.00
            per $1,000 original principal amount:                                                          $0.00

     (h)  Total:                                                                                   $9,252,825.20

(2) Amount of interest being paid or distributed:

     (a)  A-1 Notes:                                                                                       $0.00
            per $1,000 original principal amount:                                                          $0.00

     (b)  A-2 Notes:                                                                                       $0.00
            per $1,000 original principal amount:                                                          $0.00

     (c)  A-3 Notes:                                                                                 $489,341.14
            per $1,000 original principal amount:                                                          $4.45

     (d)  A-4 Notes:                                                                                 $693,536.25
            per $1,000 original principal amount:                                                          $4.68

     (e)  B Notes:                                                                                    $78,974.34
            per $1,000 original principal amount:                                                          $2.31

     (f)  Deferred Purchase Price:                                                                         $0.00
            per $1,000 original principal amount:                                                          $0.00

     (g)  Certificates:                                                                                    $0.00
            per $1,000 original principal amount:                                                          $0.00

     (h)  Total:                                                                                   $1,261,851.73

(3)  Pool Balance at end of related Collection Period:                                           $281,896,827.05

(4) After giving effect to distributions on this Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                                                   $0.00
          (ii)  A-1 Note Pool Factor:                                                                  0.0000000

     (b) (i)  outstanding principal amount of A-2 Notes:                                                   $0.00
          (ii)  A-2 Note Pool Factor:                                                                  0.0000000

     (c) (i)  outstanding principal amount of A-3 Notes:                                          $97,611,455.91
          (ii)  A-3 Note Pool Factor:                                                                  0.8873769

     (d) (i)  outstanding principal amount of A-4 Notes:                                         $148,350,000.00
          (ii)  A-4 Note Pool Factor:                                                                  1.0000000

     (e) (i)  outstanding principal amount of B Notes:                                            $14,799,583.42
          (ii)  C Note Pool Factor:                                                                    0.4336874

     (f) (i)  Deferred Purchase Price Balance                                                     $21,025,000.00
          (ii)  Certificate Pool Factor:                                                               1.0000000

     (g) (i)  Certificate Balance                                                                     100,000.00
          (ii)  Certificate Pool Factor:                                                               1.0000000

(5)  Amount of Servicing Fee:                                                                              $0.00
          per $1,000 Beginning of Collection Period:                                                   0.0000000

(6)  Amount of Administration Fee:                                                                       $166.67
          per $1,000 Beginning of Collection Period:                                                   0.0011378

(7)  Aggregate Purchase Amounts for Collection Period:                                                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                       $1,076,707.04

(9)  Amount in Spread Account:                                                                    $12,558,643.14

(10)  Amount in Pre-Funding Account:                                                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the                    NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                    $0.00

(13)  Amount in Yield Supplement Account:                                                                  $0.00

===============================================================================

                                  Page 11 of 14


CASE EQUIPMENT LOAN TRUST 1998-C
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
      $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                          17-Jul-00

(1)  Payment of Administration Fee to Administrator:                                                     $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                  $1,261,851.73

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                          $9,252,825.20

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                       $0.00

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                       $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                           $0.00

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                           $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                 $0.00

(9) Release to Seller from Excess Collections over Distributions                                           $0.00

Check for Error                                                                             NO ERROR
Sum of Above Distributions                                                                  $10,514,843.60
Total Distribution Amount plus Releases to Seller                                           $10,514,843.60

================================================================================

                                  Page 12 of 14


CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
      $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                             17-Jul-00
(1)  Total Distribution Amount:                                                                                      $10,514,843.60

(2)  Administration Fee:                                                                                                    $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                      $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                       $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                      $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                       $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                                $489,341.14

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                       $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                                $693,536.25

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                      $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                                  $78,974.34

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                        $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                             $1,261,851.73
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                              0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                        $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                              0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                                        $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                        $8,767,051.88

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                             94.75%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                $8,767,051.88

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                              0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                        $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                            $485,773.32

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                                5.25%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                           $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                    $485,773.32

(34)  Noteholders' Principal Distribution Amount:                                                                     $9,252,825.20

(35)  Noteholders' Distributable Amount:                                                                             $10,514,676.93


                                  Page 13 of 14


(36)  Deposit to Spread Account (from excess collections):                                                                    $0.00

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                   $13,000,215.75
     The Lesser of:

     (a) 2.00% of the Initial Pool Balance                                                                           $13,000,215.75


     (b) the Note Balance                                                                                           $260,761,039.33

(38)  Spread Account Balance over the Specified Spread Account Balance:                                                       $0.00

(39)  Deffered Purchase Price Interest Distribution Amount:                                                                   $0.00

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                             $217,819.59

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price                     0.00%

(42) Deffered Purchase Price Principal Distributable Amount applicable to current period                                      $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                                  $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                                  $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                                            $0.00

(39)  Certificateholders' Interest Distribution Amount:                                                                       $0.00

(40)  Certificateholders' Interest Carryover Shortfall:                                                                   $1,036.01

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                                 0.00%

(42) Certificates Principal Distributable Amount applicable to current period                                                 $0.00

(43)  Certificates Principal Carryover Shortfall:                                                                             $0.00

(44)  Certificates Principal Distribution Amount:                                                                             $0.00

(45)  Certificates Distribution Amount:                                                                                       $0.00

(46)  Servicing Fee:                                                                                                          $0.00

===================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
      $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                             00-Jan-00

(47)  Excess Amounts Distributed To Seller:
     (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                                    $0.00
     (b) Release of Excess Amount in Negative Carry Account                                                                   $0.00
     (b) Release of Excess Amount in Yield Supplement Account                                                                 $0.00


(48) Amount to be withdrawn from the Spread Account and deposited
     into the Note Distribution Account                                                                                  $81,951.48

(49) Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                  $291,149,652.25

(50) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                        $0.00
           A-1 Note Pool Factor:                                                                                          0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                                        $0.00
           A-2 Note Pool Factor:                                                                                          0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                               $97,611,455.91
           A-3 Note Pool Factor:                                                                                          0.8873769

           Outstanding Principal Balance of A-4 Notes:                                                              $148,350,000.00
           A-4 Note Pool Factor:                                                                                          1.0000000

           Outstanding Principal Balance of B Notes:                                                                 $14,799,583.42
           B Note Pool Factor:                                                                                            0.4336874

           Outstanding Principal Balance of the Deferred Purchase Price:                                             $21,025,000.00
           Deferred Purchase Price Pool Factor:                                                                           1.0000000

           Outstanding Principal Balance of the Certificates:                                                            100,000.00
           Certificate Pool Factor:                                                                                       1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                               $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                          $1,076,707.04

(53)  Spread Account Balance after giving effect to all distributions:                                               $12,558,643.14

CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates


Prepared by  Lisa Sorenson (262)636-6184

                                                      ----------------------------------------------------------
NPV Data Input Section                                         05-Jul-00           05-Jul-00           05-Jul-00
                                                      ----------------------------------------------------------
Scheduled cash flows as of the                         Pool 1A (Retail)     Pool 1B (FPL)     Pool 1C (Forestry)
                                                            3,385,850.81        1,076,908.74          613,563.28
                                                            3,935,586.98          923,614.76          396,321.28
                                                            4,369,117.71          936,710.81          395,117.54
                                                            3,451,868.78          952,380.14          392,822.96
                                                            4,364,031.01          927,892.38          388,237.23
                                                            8,650,884.35        1,139,747.71          387,199.67
                                                           14,806,919.76          979,347.64          385,023.20
                                                            9,828,065.77          801,700.69          358,141.70
                                                            5,051,099.36        1,005,092.59          361,943.80
                                                            3,231,657.18          809,208.25          355,006.16
                                                            3,014,917.98          832,725.26          357,851.49
                                                            3,038,137.64          760,328.66          357,851.49
                                                            3,437,850.33          863,425.32          378,057.99
                                                            3,457,516.63          828,128.43          376,601.89
                                                            3,841,855.41          768,921.26          371,503.73
                                                            3,025,316.79          817,977.92          368,968.95
                                                            3,930,622.92          806,681.96          367,004.71
                                                            8,137,262.03          793,841.02          364,494.90
                                                           14,450,391.68          874,543.69          355,063.01
                                                            9,343,600.24          655,874.36          310,615.91
                                                            4,422,091.80          774,111.89          295,545.17
                                                            2,605,533.09          678,260.68          265,640.42
                                                            2,370,291.12          705,918.63          270,752.72
                                                            2,391,520.95          630,739.50          270,752.72
                                                            2,613,733.83          697,897.19          286,258.82
                                                            2,659,715.16          652,631.66          280,183.80
                                                            2,818,245.07          600,782.66          266,829.61
                                                            2,335,635.27          589,823.64          261,825.13
                                                            3,202,169.33          569,094.81          269,135.44
                                                            6,310,059.83          507,908.60          271,082.71
                                                           10,828,437.12          554,036.23          205,547.12
                                                            6,470,870.33          377,187.21          137,178.38
                                                            2,760,344.41          413,004.70           90,177.43
                                                            1,188,430.94          379,082.92           39,651.73
                                                              954,671.04          370,783.10           40,137.42
                                                              981,243.39          330,000.91           32,677.00
                                                            1,147,382.57          404,872.13           44,414.72
                                                            1,123,124.36          308,046.30           41,594.44
                                                            1,322,814.78          318,366.65           36,304.40
                                                              883,707.32          276,865.08           36,304.40
                                                            1,663,178.57          251,703.90           36,304.40
                                                            3,751,773.46          139,463.02           36,304.40
                                                            7,736,722.50          143,873.31           31,519.43
                                                            4,044,807.00           65,110.53           30,212.40
                                                            1,063,043.22           60,876.38           17,268.26
                                                              201,793.04           10,699.52            3,349.37
                                                               76,657.28            6,166.33            3,349.37
                                                              127,697.20            6,166.33                0.00
                                                               66,672.61           37,471.47                0.00
                                                              135,179.89            6,166.33                0.00
                                                               83,021.33           10,397.43                0.00
                                                               25,088.31            5,471.48                0.00
                                                              529,804.39           14,656.36                0.00
                                                              877,363.91           19,283.88                0.00
                                                            1,749,755.77           23,359.07                0.00
                                                              315,752.94            1,859.80                0.00
                                                                    0.00                0.00                0.00
                                                                    0.00                0.00                0.00
                                                                    0.00                0.00                0.00
                                                                    0.00                0.00                0.00
                                                                    0.00                0.00                0.00
                                                                    0.00                0.00                0.00
                                                                    0.00                0.00                0.00
                                                                    0.00                0.00                0.00
                                                                    0.00                0.00                0.00
                                                                    0.00                0.00                0.00
                                                                    0.00                0.00                0.00
                                                                    0.00                0.00                0.00
                                                                    0.00                0.00                0.00
                                                                    0.00                0.00                0.00
                                                                    0.00                0.00                0.00
                                                                    0.00                0.00                0.00
                                                                    0.00                0.00                0.00
                                                                    0.00                0.00                0.00
                                                      ----------------------------------------------------------


Total Time Balance of Scheduled Cash Flows                198,590,886.49       28,497,191.22       11,241,692.10


                                                    --------------------------------------------------------------------------------
NPV Data Input Section                                         05-Jul-00           05-Jul-00           05-Jul-00           05-Jul-00
                                                    --------------------------------------------------------------------------------
Scheduled cash flows as of the                             Pool 2               Pool 3              Pool 4              Pool 5
                                                            1,318,779.36        1,156,717.35        1,463,272.50          595,096.27
                                                            1,548,193.25        1,702,730.32        1,868,897.08          387,290.70
                                                            1,620,009.14        1,769,735.96        1,828,242.12          422,769.97
                                                            1,522,126.71        1,784,858.17        1,600,350.59          338,879.36
                                                            1,530,803.60        1,923,707.18        1,757,775.91          352,136.79
                                                            1,672,792.14        1,977,735.91        1,878,359.95          387,464.63
                                                            1,930,782.22        2,372,977.01        2,034,163.85          568,722.59
                                                            2,116,901.42        1,777,606.23        1,614,471.90          358,168.92
                                                            6,243,017.61        2,111,459.41        1,586,375.63          334,842.93
                                                            4,295,395.70        6,621,353.53        1,974,534.77          453,037.44
                                                            1,464,095.58        4,838,542.56        5,040,309.03          411,688.04
                                                            1,214,550.00        1,453,674.37        3,288,117.33        1,066,022.07
                                                            1,269,783.00        1,556,316.39        1,430,240.95        1,014,935.28
                                                            1,312,914.14        1,520,966.37        1,782,619.14          350,567.18
                                                            1,491,676.51        1,602,520.31        1,740,700.65          390,837.58
                                                            1,396,183.24        1,656,389.89        1,506,334.39          313,486.61
                                                            1,433,069.17        1,742,805.60        1,682,273.44          331,349.48
                                                            1,465,586.17        1,850,792.38        1,780,890.52          372,460.17
                                                            1,841,832.66        2,276,413.67        1,969,782.04          538,306.67
                                                            2,025,184.13        1,645,564.19        1,546,474.62          340,645.27
                                                            6,072,877.42        2,039,615.91        1,510,625.30          319,344.24
                                                            4,034,205.68        6,446,098.96        1,906,226.84          434,908.63
                                                            1,190,934.09        4,586,687.20        5,146,291.71          396,147.42
                                                              973,908.58        1,155,852.29        3,124,448.57        1,010,746.73
                                                            1,026,452.68        1,224,916.80        1,241,608.94          954,130.61
                                                            1,040,228.17        1,165,769.60        1,550,961.88          303,766.89
                                                            1,230,916.69        1,259,309.14        1,498,299.61          333,478.54
                                                            1,134,220.46        1,263,731.05        1,282,185.61          262,651.55
                                                            1,255,777.04        1,318,845.37        1,439,821.84          275,104.91
                                                            1,208,068.36        1,408,388.65        1,486,008.37          298,660.56
                                                            1,361,631.49        1,853,479.81        1,668,030.61          431,300.40
                                                            1,634,063.31        1,305,336.73        1,305,473.56          277,967.84
                                                            4,220,037.16        1,512,516.14        1,200,124.28          241,646.18
                                                            2,545,626.83        4,347,953.77        1,605,269.92          362,311.66
                                                              520,783.14        2,804,668.74        4,138,901.02          313,590.69
                                                              324,393.91          433,363.68        2,396,976.16          741,107.19
                                                              386,895.69          470,175.28          609,550.49          636,168.85
                                                              374,512.03          449,675.02          855,847.72          141,530.53
                                                              499,764.39          561,955.69          783,576.03          180,701.88
                                                              416,831.31          522,224.66          622,648.54          106,477.70
                                                              461,308.82          568,516.92          735,558.89          120,773.37
                                                              414,178.34          633,030.82          792,032.60          135,471.05
                                                              662,198.82          915,409.55          944,290.18          308,103.47
                                                              834,306.41          546,684.32          649,819.56          135,017.56
                                                            2,582,709.09          794,148.23          611,143.47          100,043.90
                                                            1,437,400.76        2,460,637.25          837,921.40          157,967.29
                                                              115,323.48        1,407,702.64        2,948,381.78          155,922.83
                                                               28,750.83           34,991.58        1,214,567.79          468,911.40
                                                               34,159.69           38,954.02          101,422.32          345,761.45
                                                               10,414.46           17,649.49          160,736.05           20,791.09
                                                               20,739.44           82,865.00           51,110.72           39,820.59
                                                               10,862.76           51,940.41           74,738.97              825.67
                                                               44,465.13           13,812.24           88,316.02           10,718.12
                                                               20,117.18           23,659.79           75,071.52            5,619.51
                                                              183,632.91          108,425.17           84,730.66           70,852.77
                                                              294,218.34           43,772.65           48,897.61              248.94
                                                              176,320.92          249,724.42           24,858.29           19,106.98
                                                                    0.00          232,566.24          254,189.58              825.67
                                                                    0.00                0.00          309,294.00              825.67
                                                                    0.00                0.00                0.00           51,763.67
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00           27,723.40                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                                    0.00                0.00                0.00                0.00
                                                    --------------------------------------------------------------------------------


Total Time Balance of Scheduled Cash Flows                 77,496,911.56       87,697,922.03       84,781,868.22       19,499,821.95


                                   Page 1 of 12


================================================================================

CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Prepared by  Lisa Sorenson (262)636-6184

Scheduled Payment Date                                                                                 17-Jul-00
Actual Payment Date                                                                                    17-Jul-00
Collection Period Begin Date                                                                           06-Jun-00
Collection Period End Date                                                                             05-Jul-00
Days in accrual period (30/360)                                                                               30
Days in accrual period (ACT/360)                                                                              32

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                       $15,360,269.16

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                $0.00
    Government obligors                                                                                    $0.00
          Total Warranty Repurchases                                                                       $0.00

Total Collections For The Period                                                                  $15,360,269.16

Total Collection                                                                                  $15,360,269.16
Negative Carry Withdrawls                                                                                  $0.00
Yield Supplement Withdrawals                                                                               $0.00

Reinvestment Income (including Pre-Funding Account, Spread Account (and YSA if any))                 $152,980.51
Pre-Funding Account Reinvestment Income                                                                    $0.00

    Total Distribution Amount                                                                     $15,513,249.67

MISCELLANEOUS DATA

      TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                        $2,600,365.24
    Scheduled Amounts 60 days or more past due                                                     $2,792,188.33
    Net Losses on Liquidated Receivables                                                             $578,710.61
    Number of Loans at Beginning of Period                                                                18,386
    Number of Loans at End of Period                                                                      18,152
    Repossessed Equipment not Sold or Reassigned (Beginning)                                               $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                     $0.00


                                   Page 2 of 12


================================================================================

CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Actual Payment Date                                                                                    17-Jul-00
Collection Period Begin Date                                                                           06-Jun-00
Collection Period End Date                                                                             05-Jul-00

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                          $457,624,788.46
    A-1 Note Beginning Principal Balance                                                                   $0.00
    A-2 Note Beginning Principal Balance                                                          $64,869,765.68
    A-3 Note Beginning Principal Balance                                                         $137,000,000.00
    A-4 Note Beginning Principal Balance                                                         $221,950,000.00
    B Note Beginning Principal Balance                                                            $18,305,022.78
    Certificate Beginning Principal Balance                                                       $15,500,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                $444,734,073.80
    A-1 Note Principal Balance (End of Period)                                                             $0.00
                                  A-1 Note Pool Factor (End of Period)                                 0.0000000
    A-2 Note Principal Balance (End of Period)                                                    $52,494,679.61
                                  A-2 Note Pool Factor (End of Period)                                 0.1785533
    A-3 Note Principal Balance (End of Period)                                                   $137,000,000.00
                                  A-3 Note Pool Factor (End of Period)                                 1.0000000
    A-4 Note Principal Balance (End of Period)                                                   $221,950,000.00
                                  A-4 Note Pool Factor (End of Period)                                 1.0000000
    B Note Principal Balance (End of Period)                                                      $17,789,394.19
                                  B Note Pool Factor (End of Period)                                   0.5738514
    Certificate Principal Balance (End of Period)                                                 $15,500,000.00
                                  Certificate Pool Factor (End of Period)                              1.0000000

CONTRACT VALUE DECLINE                                                                            $12,890,714.66
    Pool Balance (Beg. of Collection Period)                                                     $457,625,569.44
    Pool Balance (End of Collection Period)                                                      $444,734,854.78

Total Distribution Amount (TDA)                                                                   $15,513,249.67
    Total Collections and Investment Income for the Period                                        $15,513,249.67
    Negative Carry Amount                                                                                  $0.00

Principal Distribution Amount  (PDA)                                                              $12,890,714.66

Principal Allocation to Notes and Certificates                                                    $12,890,714.66
    A-1 Noteholders' Principal Distributable Amount                                                        $0.00
    A-2 Noteholders' Principal Distributable Amount                                               $12,375,086.07
    A-3 Noteholders' Principal Distributable Amount                                                        $0.00
    A-4 Noteholders' Principal Distributable Amount                                                        $0.00
    B Noteholders' Principal Distributable Amount                                                    $515,628.59
    Certificateholders' Principal Distributable Amount                                                     $0.00

Interest Distributable Amount                                                                      $1,189,341.03
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                     $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                               $304,743.74
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                               $639,333.33
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                             $1,067,209.58
    Noteholders' Interest Distributable Amount applicable to B Notes                                  $90,914.95
    Certificateholders' Interest Distributable Amount                                                $154,349.01

Spread Account
    Beginning Spread Account Balance                                                              $15,274,970.24
    Deposit to Spread Account from Pre-Funding Account                                                     $0.00
    Deposit to Spread Account from Excess Collections over Distributions                             $520,166.74
    Distribution from Spread Account for Interest / Principal Shortfall                                    $0.00

    Specified Spread Account Balance                                                              $15,500,015.62
    Ending Spread Account Balance (after distributions)                                           $15,500,015.62

Credit Enhancement                                                                                         3.49%
    Spread account % of Ending Pool Balance                                                                3.49%
    Overcollateralization % of Ending Pool Balance                                                         0.00%

    Scheduled Amounts 30 - 59 days past due                                                        $2,600,365.24
                                  as % of Ending Pool Balance                                              0.58%
    Scheduled Amounts 60 days or more past due                                                     $2,792,188.33
                                  as % of Ending Pool Balance                                              0.63%
    Net Losses on Liquidated Receivables                                                             $578,710.61
                                  as % of Ending Pool Balance                                              0.13%

PART III -- SERVICING CALCULATIONS                                                                     17-Jul-00


                                Page 3 of 12

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                                              Pool 1A (Retail)      Pool 1B (FPL)

Wtd. Avg. APR                                                                                             8.519%              8.519%
Contract Value (Beg. of Collection Period), by origination pool                                  $177,797,893.39      $26,637,804.60
Contract Value  (End of Collection Period), by origination pool                                  $173,803,148.63      $25,417,478.31
                                                                                                ----------------     ---------------
Contract Value Decline                                                                             $3,994,744.76       $1,220,326.29
                                                                                                           2.25%               4.58%
Initial Pool Balance                                                                             $457,625,569.44
Pool Balance (End of Collection Period)                                                          $444,734,854.78

Collections and Investment Income for the period                                                  $15,513,249.67
Negative Carry Amount                                                                                      $0.00

Total Distribution Amount (TDA)                                                                   $15,513,249.67
Principal Distribution Amount  (PDA)                                                              $12,890,714.66

Initial B Percentage                                                                                      4.000%
Unscheduled Principal (per pool)                                                                           $0.00               $0.00
Total Unscheduled Principal                                                                                $0.00

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

A-1 Note Beginning Principal Balance                                                                       $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                                0.00%
A-1 Noteholders' Principal Distributable Amount                                                            $0.00

Principal Distribution Amount Remaining                                                           $12,890,714.66

A-2 Note Beginning Principal Balance                                                              $64,869,765.68
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                               96.00%
A-2 Noteholders' Principal Distributable Amount                                                   $12,375,086.07

Principal Distribution Amount Remaining                                                              $515,628.59

A-3 Note Beginning Principal Balance                                                             $137,000,000.00
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                                0.00%
A-3 Noteholders' Principal Distributable Amount                                                            $0.00

Principal Distribution Amount Remaining                                                              $515,628.59

A-4 Note Beginning Principal Balance                                                             $221,950,000.00
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
A-4 Noteholders' Share of the Principal Distribution Amount                                                0.00%
A-4 Noteholders' Principal Distributable Amount                                                            $0.00

Principal Distribution Amount Remaining                                                              $515,628.59

B Note Beginning Principal Balance                                                                $18,305,022.78
B Noteholders' Principal Carryover Shortfall (Previous Period)                                             $0.00
B Noteholders' Share of the Principal Distribution Amounts                                                 4.00%
B Noteholders' Principal Distributable Amount                                                        $515,628.59

Principal Distribution Amount Remaining                                                                    $0.00

Certificate Beginning Principal Balance                                                           $15,500,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
Certificateholders' Share of the Principal Distribution Amounts                                            0.00%
Certificateholders' Principal Distributable Amount                                                         $0.00

Interest Accrued on Class A-1 Notes this period                                                            $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                         $0.00

Interest Accrued on Class A-2 Notes this period                                                      $304,743.74
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                   $304,743.74

Interest Accrued on Class A-3 Notes this period                                                      $639,333.33
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                   $639,333.33

Interest Accrued on Class A-4 Notes this period                                                    $1,067,209.58
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                                 $1,067,209.58

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                  $2,011,286.65
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Offered Noteholders' Interest Distributable Amount                                                 $2,011,286.65

Interest Accrued on Class B Notes this period                                                         $90,914.95
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                          $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                      $90,914.95

Interest Accrued on Certificates this period                                                          $76,983.33
Certificateholders' Interest Carryover Shortfall (Previous Period)                                    $76,983.33
Interest Due (in Arrears) on Above Shortfall                                                             $382.35
Certificateholders' Interest Distributable Amount                                                    $154,349.01

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. TOTAL DISTRIBUTION AMOUNT (TDA)                                                                $15,513,249.67

Administration Fee Shortfall (Previous Period)                                                             $0.00
Administration Fee Accrued during this Period                                                            $166.67
Administration Fee Paid this Period from TDA                                                             $166.67
Administration Fee Shortfall                                                                               $0.00

Total Distribution Amount Remaining                                                               $15,513,083.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                        $0.00
Interest Due (in Arrears) on above Shortfall                                                               $0.00
Interest Accrued on Class A-1 Notes this period                                                            $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                    $0.00


1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                                                        Pool 2              Pool 3

Wtd. Avg. APR                                                                                             8.163%              7.995%
Contract Value (Beg. of Collection Period), by origination pool                                   $69,559,821.75      $79,045,043.45
Contract Value  (End of Collection Period), by origination pool                                   $68,044,255.83      $77,005,298.78
                                                                                                 ---------------     ---------------
Contract Value Decline                                                                             $1,515,565.92       $2,039,744.67
                                                                                                           2.18%               2.58%
Initial Pool Balance
Pool Balance (End of Collection Period)

Collections and Investment Income for the period
Negative Carry Amount

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)

Initial B Percentage
Unscheduled Principal (per pool)                                                                           $0.00               $0.00
Total Unscheduled Principal

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

A-1 Note Beginning Principal Balance
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)
A-1 Noteholders' Share of the Principal Distribution Amount
A-1 Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

A-2 Note Beginning Principal Balance
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)
A-2 Noteholders' Share of the Principal Distribution Amount
A-2 Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

A-3 Note Beginning Principal Balance
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)
A-3 Noteholders' Share of the Principal Distribution Amount
A-3 Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

A-4 Note Beginning Principal Balance
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)
A-4 Noteholders' Share of the Principal Distribution Amount
A-4 Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

B Note Beginning Principal Balance
B Noteholders' Principal Carryover Shortfall (Previous Period)
B Noteholders' Share of the Principal Distribution Amounts
B Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

Certificate Beginning Principal Balance
Certificateholders' Principal Carryover Shortfall (Previous Period)
Certificateholders' Share of the Principal Distribution Amounts
Certificateholders' Principal Distributable Amount

Interest Accrued on Class A-1 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-1 Notes

Interest Accrued on Class A-2 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-2 Notes

Interest Accrued on Class A-3 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-3 Notes

Interest Accrued on Class A-4 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-4 Notes

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period
Offered Noteholders' Interest Carryover Shortfall (Previous Period)
Interest Due (in Arrears) on above Shortfall
Offered Noteholders' Interest Distributable Amount

Interest Accrued on Class B Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to B Notes

Interest Accrued on Certificates this period
Certificateholders' Interest Carryover Shortfall (Previous Period)
Interest Due (in Arrears) on Above Shortfall
Certificateholders' Interest Distributable Amount

3.  ALLOCATION OF DISTRIBUTION AMOUNTS                                                                    Pool 4              Pool 5

a. TOTAL DISTRIBUTION AMOUNT (TDA)                                                                        8.337%              8.088%
                                                                                                  $75,882,831.59      $18,076,122.72
Administration Fee Shortfall (Previous Period)                                                    $73,334,143.49      $16,974,673.01
Administration Fee Accrued during this Period                                                    ---------------     --------------
Administration Fee Paid this Period from TDA                                                       $2,548,688.10       $1,101,449.71
Administration Fee Shortfall                                                                               3.36%               6.09%

Total Distribution Amount Remaining

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes
Interest Due (in Arrears) on above Shortfall
Interest Accrued on Class A-1 Notes this period
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA


1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE

Wtd. Avg. APR
Contract Value (Beg. of Collection Period), by origination pool
Contract Value  (End of Collection Period), by origination pool

Contract Value Decline

Initial Pool Balance
Pool Balance (End of Collection Period)

Collections and Investment Income for the period
Negative Carry Amount

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)

Initial B Percentage
Unscheduled Principal (per pool)                                                                           $0.00               $0.00
Total Unscheduled Principal

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

A-1 Note Beginning Principal Balance
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)
A-1 Noteholders' Share of the Principal Distribution Amount
A-1 Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

A-2 Note Beginning Principal Balance
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)
A-2 Noteholders' Share of the Principal Distribution Amount
A-2 Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

A-3 Note Beginning Principal Balance
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)
A-3 Noteholders' Share of the Principal Distribution Amount
A-3 Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

A-4 Note Beginning Principal Balance
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)
A-4 Noteholders' Share of the Principal Distribution Amount
A-4 Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

B Note Beginning Principal Balance
B Noteholders' Principal Carryover Shortfall (Previous Period)
B Noteholders' Share of the Principal Distribution Amounts
B Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

Certificate Beginning Principal Balance
Certificateholders' Principal Carryover Shortfall (Previous Period)
Certificateholders' Share of the Principal Distribution Amounts
Certificateholders' Principal Distributable Amount

Interest Accrued on Class A-1 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-1 Notes

Interest Accrued on Class A-2 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-2 Notes

Interest Accrued on Class A-3 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-3 Notes

Interest Accrued on Class A-4 Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-4 Notes

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period
Offered Noteholders' Interest Carryover Shortfall (Previous Period)
Interest Due (in Arrears) on above Shortfall
Offered Noteholders' Interest Distributable Amount

Interest Accrued on Class B Notes this period
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to B Notes

Interest Accrued on Certificates this period
Certificateholders' Interest Carryover Shortfall (Previous Period)
Interest Due (in Arrears) on Above Shortfall
Certificateholders' Interest Distributable Amount

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. TOTAL DISTRIBUTION AMOUNT (TDA)

Administration Fee Shortfall (Previous Period)
Administration Fee Accrued during this Period
Administration Fee Paid this Period from TDA
Administration Fee Shortfall

Total Distribution Amount Remaining

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes
Interest Due (in Arrears) on above Shortfall
Interest Accrued on Class A-1 Notes this period
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA


                                   Page 4 of 12

Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on Class A-2 Notes this period                                                                         $304,743.74
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                                 $304,743.74
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on Class A-3 Notes this period                                                                         $639,333.33
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                                 $639,333.33
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on Class A-4 Notes this period                                                                       $1,067,209.58
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                               $1,067,209.58
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                     $2,011,286.65
Offered Noteholders' Interest Paid this Period from TDA                                                               $2,011,286.65
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                      $0.00

Total Distribution Amount Remaining                                                                                  $13,501,796.35

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                             $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on Class B Notes this period                                                                            $90,914.95
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                                    $90,914.95
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                  $0.00

Total Distribution Amount Remaining                                                                                  $13,410,881.40

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                                       $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                                 $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                                                                  $13,410,881.40

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                              $12,375,086.07
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                        $12,375,086.07
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                                                                   $1,035,795.33

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                                       $0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                                 $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                                                                   $1,035,795.33

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-4 Noteholders' Monthly Principal Distributable Amount                                                                       $0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                                 $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                                                                   $1,035,795.33

B Noteholders' Principal Carryover Shortfall (Previous Period)                                                                $0.00
B Noteholders' Monthly Principal Distributable Amount                                                                   $515,628.59
B Noteholders' Principal Distributable Amount Paid from TDA                                                             $515,628.59
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                     $0.00

Total Excess Distribution Amount Remaining                                                                              $520,166.74

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                                                         $0.00

New Collateral Purchased                                                                                                      $0.00
Deposit to Spread Account                                                                                                     $0.00
Deposit to Yield Supplement Account (will be necessary only if required by rating
agencies)                                                                                                                     $0.00
                                                                                                                      -------------
Payment to Seller                                                                                                             $0.00

Ending Pre-Funding Account Balance                                                                                            $0.00

Excess Pre-Funded Amount/(Payment to Seller)                                                                                  $0.00

Adjusted Ending Pre-Funding Account Balance                                                                                   $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                                                                      $0.00
Negative Carry                                                                                                           3.1540285%
Number of Days Remaining                                                                                                      30.00

Pre-Funded Percentage                                                                                                        0.000%
Negative Carry Withdrawls                                                                                                     $0.00
Cumulative Negative Carry Withdrawls                                                                                          $0.00
Maximum Negative Carry Amount                                                                                                 $0.00
Required Negative Carry Account Balance                                                                                       $0.00
Interim Ending Negative Carry Account Balance                                                                                 $0.00
Negative Carry Amount Released to Seller                                                                                      $0.00

Ending Negative Carry Account Balance                                                                                         $0.00

6. RECONCILATION OF YIELD SUPPLEMENT ACCOUNT - ONLY NECESSARY IF REQUIRED BY
RATING AGENCIES

Beginning Yield Supplement Account Balance                                                                                    $0.00
Deposit to Yield Supplement Account from Pre-Funding Account                                                                  $0.00
Receivables Percentage                                                                                                        0.00%
Withdrawal of Yield Supplement Amount                                                                                         $0.00
Maximum Yield Supplement Amount                                                                                               $0.00
Required Yield Supplement Amount                                                                                              $0.00
Interim Yield Supplement Account Balance                                                                                      $0.00
Yield Supplement Amount Released to Seller                                                                                    $0.00


                                   Page 5 of 12


Ending Yield Supplement Account Balance                                                                                      $0.00

7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                                                    $15,274,970.24
Deposit to Spread Account from Pre-Funding Account                                                                           $0.00
Deposit to Spread Account from Excess Collections over Distributions                                                   $520,166.74

Distribution from Spread Account to Noteholders' Distr. Account                                                              $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                        $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                        $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                        $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                        $0.00
Remaining Distribution from Spread Account to Noteholders' Distr. Account                                                    $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                          $0.00
Remaining Distribution from Spread Account to Noteholders' Distr. Account                                                    $0.00

Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
Remaining Distribution from Spread Account to Noteholders' Distr. Account                                                    $0.00

Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00

Preliminary Spread Account Balance Remaining                                                                        $15,795,136.98

Cumulative Realized Losses since 28-February-99 (Cut-off Date)                                                       $5,008,778.46
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                     NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                    $6,944,527.32
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                            NO
60 day or > Delinquent Scheduled Amounts                                                                             $2,792,188.33
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                                 NO
Are any of the three conditions "YES"?                                                                        NO

Preliminary A-1 Note Principal Balance (End of Period)                                                                       $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                              $52,494,679.61
Preliminary A-3 Note Principal Balance (End of Period)                                                             $137,000,000.00
Preliminary A-4 Note Principal Balance (End of Period)                                                             $221,950,000.00
Preliminary B Note Principal Balance (End of Period)                                                                $17,789,394.19
Preliminary Total Principal Balance of Notes  (End of Period)                                                      $429,234,073.80

Specified Spread Account Balance                                                                                     15,500,015.62
Lesser of:
(a) 2.00% of the Initial Pool Balance                                                                                15,500,015.62

(b) the Note Balance                                                                                                429,234,073.80

Preliminary Spread Account Balance Remaining                                                                        $15,795,136.98
Preliminary Excess Amount in Spread Account                                                                            $295,121.36
Preliminary Shortfall Amount in Spread Account                                                                               $0.00

Deposit to Spread Account from Remaing Excess Distribution                                                             $225,045.38

Spread Account Excess                                                                                                  $295,121.36

Ending Spread Account Balance (after distributions)                                                                 $15,500,015.62
Net Change in Spread Account Balance                                                                                   $225,045.38

8. CERTIFICATE DISTRIBUTIONS AND SERVICING FEES

Total Excess Distribution Amount Remaining                                                                             $295,121.36

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                      $76,983.33
Interest Due (in Arrears) on Above Shortfall                                                                               $382.35
Interest Accrued on Certificates this period                                                                            $76,983.33
Certificateholders' Interest Paid from Excess Distribution                                                             $154,349.01
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                                $0.00

Total Excess Distribution Amount Remaining                                                                             $140,772.35

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
Certificateholders' Principal Distributable Amount applicable to current period                                              $0.00
Certificateholders' Principal Distributable Amount Paid from Excess Distrbution                                              $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                               $0.00

Total Excess Distribution Amount Remaining                                                                             $140,772.35

Servicing Fee Shortfall (Previous Period)                                                                               395,277.63
Servicing Fees Accrued during this Period                                                                              $381,354.64
Servicing Fees Paid this Period Excess Distribution                                                                    $140,772.35
Adjustment to Servicing Fee                                                                                                  $0.00
Adjustment to Excess Distribution Amount Remaining                                                                           $0.00
Servicing Fee Shortfall                                                                                                $635,859.92

Total Excess Distribution Amount Remaining                                                                                   $0.00

9.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                           $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                           $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                           $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                           $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                             $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                              $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                              $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                              $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                              $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                                $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                           $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                          $0.00

A-1 Note Principal Balance (End of Period)                                                                                   $0.00
A-2 Note Principal Balance (End of Period)                                                                          $52,494,679.61


A-3 Note Principal Balance (End of Period)                                                                      $137,000,000.00
A-4 Note Principal Balance (End of Period)                                                                      $221,950,000.00
B Note Principal Balance (End of Period)                                                                         $17,789,394.19
Certificate Principal Balance (End of Period)                                                                    $15,500,000.00
Total Principal Balance of Notes and Certificates (End of Period)                                               $444,734,073.80

A-1 Note Pool Factor (End of Period)                                                                                  0.0000000
A-2 Note Pool Factor (End of Period)                                                                                  0.1785533
A-3 Note Pool Factor (End of Period)                                                                                  1.0000000
A-4 Note Pool Factor (End of Period)                                                                                  1.0000000
B Note Pool Factor (End of Period)                                                                                    0.5738514
Certificate Pool Factor (End of Period)                                                                               1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                                                0.5738504

Specified Spread Account Balance (after all distributions and adjustments)                                       $15,500,015.62

Yield Supplement Account Balance (after alldistributions and adjustment):                                                 $0.00


                                   Page 7 of 12


================================================================================


CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO NOTEHOLDERS

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                                          17-Jul-00

(1) Amount of principal being paid on the Notes:

      (a)  A-1 Notes:                                                                                      $0.00
             per $1,000 original principal amount:                                                         $0.00

      (b)   A-2 Notes:                                                                            $12,375,086.07
              per $1,000 original principal amount:                                                       $42.09

      (c)   A-3 Notes:                                                                                     $0.00
              per $1,000 original principal amount:                                                        $0.00

      (d)   A-4 Notes:                                                                                     $0.00
              per $1,000 original principal amount:                                                        $0.00

      (e)   B Notes:                                                                                 $515,628.59
              per $1,000 original principal amount:                                                       $16.63

      (f)   Total                                                                                 $12,890,714.66

(2) Interest on the Notes

      (a)  A-1 Notes:                                                                                      $0.00
             per $1,000 original principal amount:                                                         $0.00

      (b)   A-2 Notes:                                                                               $304,743.74
              per $1,000 original principal amount:                                                        $1.04

      (c)  A-3 Notes:                                                                                $639,333.33
             per $1,000 original principal amount:                                                         $4.67

      (d)  A-4 Notes:                                                                              $1,067,209.58
             per $1,000 original principal amount:                                                         $4.81

      (e)  B Notes:                                                                                   $90,914.95
              per $1,000 original principal amount:                                                        $2.93

      (f)   Total                                                                                  $2,102,201.60

(3) Pool Balance at the end of the related Collection Period                                     $444,734,854.78

(4) After giving effect to distributions on current Payment Date:

      (a) (i)  outstanding principal amount of A-1 Notes:                                                  $0.00
           (ii)  A-1 Note Pool Factor:                                                                 0.0000000

      (b) (i)  outstanding principal amount of A-2 Notes:                                         $52,494,679.61
           (ii)  A-2 Note Pool Factor:                                                                 0.1785533

      (c) (i)  outstanding principal amount of A-3 Notes:                                        $137,000,000.00
           (ii)  A-3 Note Pool Factor:                                                                 1.0000000

      (d) (i)  outstanding principal amount of A-4 Notes:                                        $221,950,000.00
           (ii)  A-4 Note Pool Factor:                                                                 1.0000000

      (e) (i)  outstanding principal amount of B Notes:                                           $17,789,394.19
           (ii)  B Note Pool Factor:                                                                   0.5738514

      (f) (i)  Certificate Balance                                                                $15,500,000.00
           (ii)  Certificate Pool Factor:                                                              1.0000000

(5)  Amount of Servicing Fee:                                                                        $140,772.35
           per $1,000 Beginning of Collection Period:                                                 0.30761470

(6)  Amount of Administration Fee:                                                                       $166.67
           per $1,000 Beginning of Collection Period:                                                 0.00036420

(7)  Aggregate Purchase Amounts for Collection Period:                                                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                         $578,710.61

(9)  Amount in Spread Account:                                                                    $15,500,015.62

(10)  Amount in Pre-Funding Account:                                                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                      NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                    $0.00

(13)  Amount in Yield Supplement Account:                                                                  $0.00

================================================================================================================

                                   Page 8 of 12


CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO CERTIFICATEHOLDERS

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                                          17-Jul-00

(1) Amount of principal being paid or distributed:

     (a)  A-1 Notes:                                                                                       $0.00
            per $1,000 original principal amount:                                                          $0.00

     (b)  A-2 Notes:                                                                              $12,375,086.07
            per $1,000 original principal amount:                                                         $42.09

     (c)  A-3 Notes:                                                                                       $0.00
            per $1,000 original principal amount:                                                          $0.00

     (d)  A-4 Notes:                                                                                       $0.00
            per $1,000 original principal amount:                                                          $0.00

     (e)  B Notes:                                                                                   $515,628.59
            per $1,000 original principal amount:                                                         $16.63

     (f)  Certificates:                                                                                    $0.00
            per $1,000 original principal amount:                                                          $0.00

     (g)  Total:                                                                                  $12,890,714.66

(2) Amount of interest being paid or distributed:

     (a)  A-1 Notes:                                                                                       $0.00
            per $1,000 original principal amount:                                                          $0.00

     (b)  A-2 Notes:                                                                                 $304,743.74
            per $1,000 original principal amount:                                                          $1.04

     (c)  A-3 Notes:                                                                                 $639,333.33
            per $1,000 original principal amount:                                                          $4.67

     (d)  A-4 Notes:                                                                               $1,067,209.58
            per $1,000 original principal amount:                                                          $4.81

     (e)  B Notes:                                                                                    $90,914.95
            per $1,000 original principal amount:                                                          $2.93

     (f)  Certificates:                                                                              $154,349.01
            per $1,000 original principal amount:                                                          $9.96

     (g)  Total:                                                                                   $2,256,550.61

(3)  Pool Balance at end of related Collection Period:                                           $444,734,854.78

(4) After giving effect to distributions on this Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                                                   $0.00
          (ii)  A-1 Note Pool Factor:                                                                  0.0000000

     (b) (i)  outstanding principal amount of A-2 Notes:                                          $52,494,679.61
          (ii)  A-2 Note Pool Factor:                                                                  0.1785533

     (c) (i)  outstanding principal amount of A-3 Notes:                                         $137,000,000.00
          (ii)  A-3 Note Pool Factor:                                                                  1.0000000

     (d) (i)  outstanding principal amount of A-4 Notes:                                         $221,950,000.00
          (ii)  A-4 Note Pool Factor:                                                                  1.0000000

     (e) (i)  outstanding principal amount of B Notes:                                            $17,789,394.19
          (ii)  B Note Pool Factor:                                                                    0.5738514

     (f) (i)  Certificate Balance                                                                 $15,500,000.00
          (ii)  Certificate Pool Factor:                                                               1.0000000

(5)  Amount of Servicing Fee:                                                                        $140,772.35
          per $1,000 Beginning of Collection Period:                                                   0.3076147

(6)  Amount of Administration Fee:                                                                       $166.67
          per $1,000 Beginning of Collection Period:                                                   0.0003642

(7)  Aggregate Purchase Amounts for Collection Period:                                                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                         $578,710.61

(9)  Amount in Spread Account:                                                                    $15,500,015.62

(10)  Amount in Pre-Funding Account:                                                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the                    NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                    $0.00

(13)  Amount in Yield Supplement Account:                                                                  $0.00


                                   Page 9 of 12


================================================================================

CASE EQUIPMENT LOAN TRUST 1999-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
$31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                                         17-Jul-00

(1)  Payment of Administration Fee to Administrator:                                                    $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                 $2,102,201.60

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                        $12,890,714.66

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                    $154,349.01

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                          $0.00

(6)  Payment of Servicing Fee to Servicer:                                                          $140,772.35

(7) Release to Seller from Excess Collections over Distributions                                          $0.00

Check for Error                                                                             NO ERROR
Sum of Above Distributions                                                                  $15,513,249.67
Total Distribution Amount plus Releases to Seller                                           $15,513,249.67

=================================================================================================================

                                   Page 10 of 12


CASE EQUIPMENT LOAN TRUST 1999-A
SERVICER'S CERTIFICATE

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                                         17-Jul-00
(1)  Total Distribution Amount:                                                                  $15,513,249.67

(2)  Administration Fee:                                                                                $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                  $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                   $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                            $304,743.74

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                   $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                            $639,333.33

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                   $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                          $1,067,209.58

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                  $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                              $90,914.95

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                    $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                         $2,102,201.60
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                     $0.00

(15)  % of Principal Distribution Amount applicable to A-1 Noteholders                                    0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                     $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                    $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                   $12,375,086.07

(19)  % of Principal Distribution Amount applicable to A-2 Noteholders                                   96.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                     $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                           $12,375,086.07

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                            $0.00

(23)  % of Principal Distribution Amount applicable to A-3 Noteholders                                    0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                     $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                    $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                            $0.00

(27)  % of Principal Distribution Amount applicable to A-4 Noteholders                                    0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                     $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                    $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                        $515,628.59

(31)  % of Principal Distribution Amount applicable to B Noteholders                                      4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                       $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                $515,628.59

(34)  Noteholders' Principal Distribution Amount:                                                $12,890,714.66

(35)  Noteholders' Distributable Amount:                                                         $14,992,916.26

(36)  Deposit to Spread Account (from excess collections):                                          $520,166.74

(37)  Specified Spread Account Balance (after all distributions and adjustments):                $15,500,015.62
      The Lesser of:

      (a) 2.00% of the Initial Pool Balance                                                      $15,500,015.62

      (b) the Note Balance                                                                      $429,234,073.80

(38)  Spread Account Balance over the Specified Spread Account Balance:                             $295,121.36

(39)  Certificateholders' Interest Distributable Amount:                                            $154,349.01

(40)  Certificateholders' Interest Carryover Shortfall:                                                   $0.00

(41)  % of Principal Distribution Amount applicable to Certificat holders                                 0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                      $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                  $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                 $0.00

(45)  Certificateholders' Distributable Amount:                                                     $154,349.01

(46)  Servicing Fee:                                                                                $140,772.35

(47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Excess Distributions                                                         $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                $0.00
    (c) Release of Excess Amount in Yield Supplement Account                                              $0.00


                                   Page 11 of 12


(48) Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                    $0.00

(49) Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                              $457,625,569.44

(50) After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                    $0.00
           A-1 Note Pool Factor:                                                                      0.0000000

           Outstanding Principal Balance of A-2 Notes:                                           $52,494,679.61
           A-2 Note Pool Factor:                                                                      0.1785533

           Outstanding Principal Balance of A-3 Notes:                                          $137,000,000.00
           A-3 Note Pool Factor:                                                                      1.0000000

           Outstanding Principal Balance of A-4 Notes:                                          $221,950,000.00
           A-4 Note Pool Factor:                                                                      1.0000000

           Outstanding Principal Balance of B Notes:                                             $17,789,394.19
           B Note Pool Factor:                                                                        0.5738514

           Outstanding Principal Balance of the Certificates:                                    $15,500,000.00
           Certificate Pool Factor:                                                                   1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                           $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                        $578,710.61

(53)  Spread Account Balance after giving effect to all distributions:                           $15,500,015.62

CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001 $360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003 $260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004 $311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
  $46,000,000 Class B 7.320% Asset Backed Notes due February 15, 2007 $23,000,000 7.320% Asset Backed Certificates

Prepared by: Shawn Ostrowski  (262) - 636 - 5284

                                                                       ------------------------------------------------------------
Cutoff Date                                                                                        6/30/2000
                                                                       ------------------------------------------------------------
Date Added                                                                         2/29/2000         2/29/2000            3/31/2000
                                                                       ------------------------------------------------------------
Pool                                                                               Pool 1            Pool 2               Pool 3
                                                                       ------------------------------------------------------------
Scheduled Cashflows                                                               925,773.67                0.00          253,648.58
                                                                                4,109,843.74        7,027,103.37        1,160,541.46
                                                                                4,253,623.80        7,659,521.36        1,286,655.82
                                                                                8,500,578.92        8,799,891.88        2,066,430.57
                                                                                5,334,460.42       16,044,940.06        1,250,212.76
                                                                               14,796,645.41       12,158,341.26        1,655,771.40
                                                                               22,759,034.35       12,007,947.06        2,094,745.52
                                                                               16,696,144.81       10,037,552.93        1,903,185.21
                                                                               10,564,415.70        8,118,903.73        4,634,561.35
                                                                                4,090,335.13        6,501,825.13        9,729,223.38
                                                                                3,866,828.88        6,605,984.51        1,680,238.34
                                                                                3,791,384.97        6,130,361.58        1,126,293.44
                                                                                3,758,341.67        6,125,386.31        1,242,176.57
                                                                                3,946,352.28        7,330,123.44        1,122,105.10
                                                                                4,033,035.60        7,216,606.12        1,268,699.05
                                                                                7,535,435.13        8,092,779.18        1,765,315.49
                                                                                5,172,526.75       15,145,083.17        1,207,367.38
                                                                               14,501,408.15       11,747,352.30        1,605,511.45
                                                                               22,510,266.76       10,974,815.38        2,019,582.83
                                                                               16,378,302.93        9,374,897.23        1,891,218.71
                                                                               10,190,694.80        7,511,291.27        4,560,111.08
                                                                                3,815,404.87        5,814,505.42        9,476,685.75
                                                                                3,604,654.62        5,679,414.33        1,581,198.73
                                                                                3,528,668.75        5,457,904.84        1,042,704.79
                                                                                3,469,898.98        5,377,924.38        1,146,177.02
                                                                                3,654,810.78        6,420,556.00        1,033,990.24
                                                                                3,732,739.32        6,434,400.80        1,185,169.17
                                                                                7,061,376.77        7,285,191.20        1,639,274.49
                                                                                5,068,653.35       12,792,742.51        1,115,401.63
                                                                               13,923,738.02       10,366,617.90        1,518,300.09
                                                                               21,607,355.78        9,816,155.73        1,912,804.25
                                                                               15,677,098.40        8,183,307.91        1,744,441.57
                                                                                9,371,700.16        6,322,231.80        4,481,279.80
                                                                                3,056,875.20        4,617,137.53        9,196,584.34
                                                                                2,817,044.98        4,488,128.80        1,311,575.52
                                                                                2,706,791.40        4,000,924.34          760,829.12
                                                                                2,668,904.61        4,229,184.07          863,677.13
                                                                                2,869,656.57        5,280,343.68          742,033.69
                                                                                2,806,535.19        5,264,813.06          870,221.24
                                                                                5,601,532.57        6,161,021.07        1,172,340.01
                                                                                3,656,551.59       11,393,523.37          834,091.75
                                                                               11,691,267.50        8,506,175.47        1,161,284.23
                                                                               18,917,047.40        7,495,723.61        1,476,145.63
                                                                               12,436,021.84        6,157,211.67        1,262,099.04
                                                                                6,430,712.50        4,665,777.35        3,153,778.34
                                                                                1,694,634.89        3,207,136.20        6,367,547.44
                                                                                1,370,562.66        2,880,417.37          752,238.46
                                                                                1,415,125.68        2,655,303.95          377,854.35
                                                                                1,296,421.00        2,695,346.24          428,787.22
                                                                                1,493,803.29        3,019,365.10          366,039.84
                                                                                1,289,268.83        2,552,469.06          402,019.49
                                                                                3,502,450.57        3,103,929.71          642,389.93
                                                                                2,118,375.83        6,067,044.75          369,341.67
                                                                                9,041,556.43        5,334,665.09          594,158.36
                                                                               14,886,528.58        4,149,627.50          839,972.64
                                                                                9,074,917.37        2,982,164.82          857,356.07
                                                                                3,782,986.46        1,614,216.51        2,015,033.20
                                                                                  572,994.60          170,040.82        3,620,244.18
                                                                                  140,697.22           58,013.03          364,743.48
                                                                                  245,123.87           32,080.87           44,364.94
                                                                                  123,065.02           32,316.42           63,917.66
                                                                                   92,764.38           67,429.90                0.00
                                                                                   86,758.92           72,056.56           27,960.11
                                                                                  115,652.52          184,127.74           30,828.55
                                                                                  158,373.62          291,289.25                0.00
                                                                                  712,688.23          304,690.74           24,500.41
                                                                                1,366,308.78          165,892.27           68,715.23
                                                                                  873,402.39                0.00           79,930.49
                                                                                        0.00                0.00          331,598.23
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                       -------------------------------------------------------------

Total Amount of Scheduled Cashflow                                            413,344,936.16      388,461,248.01      114,875,225.01
Discount Rate                                                                         8.500%              8.500%              8.500%
Beginning Contract Value                                                      349,760,269.50      336,894,996.23       97,188,485.34
Scheduled Contract Value Decline                                                2,376,127.41        3,668,773.89          707,058.28
Unscheduled Contract Value Decline                                              1,519,591.83        3,387,122.21          415,117.35
Additional Contract Value Added                                                         0.00                0.00                0.00
Ending Contract Value                                                         345,864,550.26      329,839,100.13       96,066,309.71


                                                                       ------------------------------------------------------------
Cutoff Date                                                                                         6/30/2000
                                                                       ------------------------------------------------------------
Date Added                                                                         3/31/2000          4/30/2000           4/30/2000
                                                                       ------------------------------------------------------------
Pool                                                                               Pool 4              Pool 5              Pool 6
                                                                       -------------------------------------------------------------
Scheduled Cashflows                                                                     0.00          273,697.60                0.00
                                                                                  801,280.46        1,441,114.40        1,112,252.88
                                                                                1,053,828.97        1,417,602.94          957,915.73
                                                                                1,141,180.26        1,962,141.15        1,075,646.14
                                                                                  982,065.99        1,714,707.42        1,367,237.92
                                                                                1,090,346.80        1,570,828.97          976,285.19
                                                                                1,063,135.55        2,188,637.82        1,380,343.67
                                                                                1,263,260.04        1,613,703.87        1,318,733.61
                                                                                2,249,215.96        1,246,901.07        1,046,913.78
                                                                                4,386,094.97        6,422,213.14        3,606,910.15
                                                                                  909,764.79        9,914,654.03        3,173,188.42
                                                                                  972,233.98        1,382,722.23          889,526.63
                                                                                  925,564.29        1,398,968.74          888,268.19
                                                                                  885,392.68        1,312,436.01          987,503.10
                                                                                1,042,339.72        1,325,158.01          921,952.99
                                                                                1,122,209.66        1,847,325.89        1,051,988.14
                                                                                  992,218.50        1,668,136.29        1,164,690.46
                                                                                1,065,438.26        1,522,791.05          941,336.01
                                                                                1,028,065.33        2,207,361.41        1,233,010.21
                                                                                1,191,461.13        1,565,417.62        1,079,960.89
                                                                                2,139,999.67        1,226,852.32        1,010,802.54
                                                                                4,315,877.76        6,373,460.88        3,509,295.55
                                                                                  845,307.99        9,775,527.90        2,856,760.81
                                                                                  898,313.79        1,287,387.61          830,733.54
                                                                                  863,837.68        1,302,382.52          829,403.94
                                                                                  815,453.84        1,213,075.41          926,944.77
                                                                                  969,343.45        1,212,188.24          851,522.45
                                                                                1,041,562.73        1,700,984.79          989,432.08
                                                                                  917,349.44        1,569,382.34        1,099,264.26
                                                                                  986,956.64        1,428,733.46          850,153.54
                                                                                  949,809.70        2,033,386.99        1,122,147.54
                                                                                1,109,288.03        1,462,369.71        1,041,551.14
                                                                                2,043,742.88        1,135,870.67          958,155.58
                                                                                4,071,863.13        6,247,234.35        3,447,130.48
                                                                                  660,323.92        9,518,292.51        2,652,467.79
                                                                                  669,705.76          958,281.01          614,039.34
                                                                                  638,203.84          862,552.20          608,394.80
                                                                                  622,202.10          870,545.18          709,003.61
                                                                                  712,905.79          848,123.85          643,887.57
                                                                                  771,457.32        1,151,868.83          725,941.84
                                                                                  697,404.93        1,149,829.12          820,858.51
                                                                                  773,976.22        1,042,998.79          634,588.18
                                                                                  729,065.38        1,508,406.67          887,562.57
                                                                                  903,546.10        1,052,919.38          804,570.08
                                                                                1,527,246.16          791,851.80          758,256.90
                                                                                3,249,841.75        4,055,875.69        2,551,224.14
                                                                                  453,952.81        6,346,735.44        1,981,622.71
                                                                                  465,038.92          485,149.57          388,469.62
                                                                                  426,140.59          428,809.61          381,061.95
                                                                                  414,530.61          428,991.45          439,978.69
                                                                                  456,118.25          419,175.80          385,420.54
                                                                                  489,594.09          650,952.83          505,210.13
                                                                                  489,025.17          655,510.11          614,549.71
                                                                                  525,956.14          536,683.17          401,813.00
                                                                                  486,930.51          970,677.62          581,699.29
                                                                                  680,392.05          596,388.95          498,902.25
                                                                                1,125,856.64          350,342.84          447,508.74
                                                                                2,352,075.94        2,798,456.70        1,943,998.58
                                                                                   23,238.25        3,839,265.81        1,203,086.57
                                                                                   32,054.21          116,481.18           15,323.51
                                                                                    4,664.40           48,892.91            7,002.15
                                                                                   10,020.96           23,318.12           14,329.16
                                                                                    4,672.57                0.00            1,572.90
                                                                                    4,123.57           90,206.96            1,572.90
                                                                                    3,829.14                0.00            1,572.90
                                                                                   51,569.56           12,195.22            1,572.90
                                                                                    3,829.14           30,558.23          498,859.95
                                                                                  154,639.55           10,850.26          127,053.07
                                                                                        0.00                0.00          150,709.12
                                                                                        0.00          728,577.39                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                                        0.00                0.00                0.00
                                                                       -------------------------------------------------------------

Total Amount of Scheduled Cashflow                                             66,747,936.41      125,345,122.05       68,500,648.00
Discount Rate                                                                         8.500%              8.500%              8.500%
Beginning Contract Value                                                       56,570,319.22      105,446,223.62       57,963,247.60
Scheduled Contract Value Decline                                                  444,931.89          892,130.92          403,840.10
Unscheduled Contract Value Decline                                                464,770.00          125,469.81          497,164.82
Additional Contract Value Added                                                         0.00                0.00                0.00
Ending Contract Value                                                          55,660,617.33      104,428,622.89       57,062,242.68


                                                                       ---------------------------------------------
Cutoff Date                                                                                6/30/2000
                                                                       ---------------------------------------------
Date Added                                                                         5/31/2000           5/31/2000
                                                                       ---------------------------------------------
Pool                                                                               Pool 7               Pool 8
                                                                       ---------------------------------------------

Scheduled Cashflows                                                               208,322.22                0.00
                                                                                1,137,528.73          501,589.06
                                                                                1,322,476.29          555,824.16
                                                                                1,339,415.51          597,833.38
                                                                                1,198,962.56          682,202.66
                                                                                1,488,577.54          673,036.37
                                                                                1,792,145.78          588,443.56
                                                                                1,539,126.31          592,595.64
                                                                                1,024,104.03          567,018.05
                                                                                1,380,619.49          692,752.72
                                                                                4,125,846.81        1,518,416.64
                                                                                4,625,680.20        2,047,775.30
                                                                                1,202,522.63          526,916.33
                                                                                1,061,180.50          564,316.24
                                                                                1,266,149.09          558,662.91
                                                                                1,535,773.39          593,293.07
                                                                                1,127,914.49          664,553.52
                                                                                1,440,973.38          661,331.47
                                                                                1,770,214.46          566,323.49
                                                                                1,511,727.63          575,468.92
                                                                                  984,091.05          551,542.78
                                                                                1,343,932.47          672,464.51
                                                                                3,933,957.18        1,463,524.70
                                                                                4,443,399.00        1,983,312.04
                                                                                1,070,144.43          494,706.25
                                                                                  943,044.80          531,235.20
                                                                                1,127,645.54          525,099.00
                                                                                1,399,892.02          560,812.61
                                                                                  999,616.75          617,205.55
                                                                                1,283,313.17          620,303.64
                                                                                1,627,899.48          523,689.99
                                                                                1,392,959.96          534,598.19
                                                                                  859,208.33          521,532.06
                                                                                1,221,192.64          643,367.39
                                                                                3,658,627.87        1,387,740.35
                                                                                4,096,069.83        1,847,128.95
                                                                                  828,119.90          368,259.23
                                                                                  699,027.26          401,216.25
                                                                                  860,820.02          399,568.07
                                                                                1,107,375.23          431,242.50
                                                                                  742,899.34          469,110.76
                                                                                  909,262.55          448,021.90
                                                                                1,322,199.00          395,083.98
                                                                                1,079,188.48          393,502.38
                                                                                  612,763.03          381,573.67
                                                                                  890,523.37          504,368.60
                                                                                2,647,398.96        1,015,791.47
                                                                                2,680,244.22        1,420,856.81
                                                                                  496,785.44          244,460.39
                                                                                  351,505.00          277,148.96
                                                                                  397,050.07          265,762.48
                                                                                  676,827.78          285,878.38
                                                                                  395,102.84          283,563.69
                                                                                  463,350.88          301,482.58
                                                                                  798,507.39          248,947.34
                                                                                  632,906.45          260,678.08
                                                                                  245,983.88          251,887.88
                                                                                  524,039.70          363,822.89
                                                                                1,480,711.02          711,449.66
                                                                                1,557,584.85          965,128.21
                                                                                  175,362.27            3,187.68
                                                                                   11,798.56           15,648.60
                                                                                    6,029.67           25,084.38
                                                                                  242,950.50           21,462.84
                                                                                   17,836.95            1,122.59
                                                                                   22,797.42              871.38
                                                                                   11,029.67              871.38
                                                                                   32,282.19              871.38
                                                                                    6,029.67              871.38
                                                                                   21,104.15          158,237.10
                                                                                   99,491.31                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                                        0.00                0.00
                                                                       ------------------------------------------

Total Amount of Scheduled Cashflow                                             85,531,144.58       38,523,651.57
Discount Rate                                                                         8.500%              8.500%
Beginning Contract Value                                                       72,315,202.86       32,533,004.28
Scheduled Contract Value Decline                                                  695,652.59          266,084.84
Unscheduled Contract Value Decline                                                248,587.16          317,929.72
Additional Contract Value Added                                                         0.00                0.00
Ending Contract Value                                                          71,370,963.11       31,948,989.73


                                     Page 1

================================================================================

CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1  6.178% Asset Backed Notes due April 9, 2001
$360,000,000 Class A-2  6.800% Asset Backed Notes due August 15, 2003
$260,000,000 Class A-3  7.140% Asset Backed Notes due August 15, 2004
$311,000,000 Class A-4  7.340% Asset Backed Notes due February 15, 2007
  $46,000,000 Class B  7.320% Asset Backed Notes due February 15, 2007
  $23,000,000  7.320% Asset Backed Certificates


Scheduled Payment Date                                    3/16/00                    7/15/00
Actual Payment Date                                       3/16/00                    7/17/00
Collection Period Begin Date                                                          6/1/00
Collection Period End Date                                                           6/30/00
Days in accrual period (30/360)                                                           30
Days in accrual period (act/360)                                                          32


COLLATERAL SUMMARY
Wtd. Average Discount Rate                                                            8.500%
Beginning Contract Value                                                    1,108,671,748.65
Scheduled Contract Value Decline                                                9,454,599.91
Unscheduled Contract Value Decline                                              6,975,752.89
Additional Contract Value Purchased                                                     0.00
Ending Contract Value                                                       1,092,241,395.85

Beginning Pre-funding Account Balance                                                   0.00
Ending Pre-funding Account Balance                                                      0.00

Total Beginning Balance (Pool Balance + Pre-funding Account Balance)        1,108,671,748.65
Total Ending Balance (Pool Balance + Pre-funding Account Balance)           1,092,241,395.85

COLLATERAL PERFORMANCE
Scheduled Amounts 30 - 59 days past due                                          $674,765.07               0.06%
Scheduled Amounts 60 days or more past due                                       $380,631.06               0.03%
Net Losses on Liquidated Receivables                                              $89,403.75               0.01%
Cumulative Net Losses                                                            $292,883.96
Number of Loans at Beginning of Period                                                40,432
Number of Loans at End of Period                                                      44,514
Repossessed Equipment not Sold or Reassigned (Beginning)                               $0.00
Repossessed Equipment not Sold or Reassigned (End)                                     $0.00

COLLECTIONS AND REINVESTMENT INCOME
Receipts During the period                                                    $24,052,694.16

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                            $0.00
    Government obligors                                                                $0.00
          Total Warranty Repurchases                                                   $0.00

Total Collections For The Period                                              $24,052,694.16

Reinvestment Income (excluding Pre-funding Account)                              $245,870.08
Reinvestment Income on Pre-funding Account)                                       $17,548.00

Total Collections + Reinvestment Income For The Period                        $24,316,112.24


                                    Page 2


================================================================================

CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1  6.178% Asset Backed Notes due April 9, 2001
$360,000,000 Class A-2  6.800% Asset Backed Notes due August 15, 2003
$260,000,000 Class A-3  7.140% Asset Backed Notes due August 15, 2004
$311,000,000 Class A-4  7.340% Asset Backed Notes due February 15, 2007
  $46,000,000 Class B  7.320% Asset Backed Notes due February 15, 2007
  $23,000,000  7.320% Asset Backed Certificates

Actual Payment Date                                                                7/17/2000

CACLULATION OF DISTRIBUTABLE AMOUNTS

    Current Servicing Fee Due                              1.000%                $923,893.12
    Past Due Servicing Fee                                                             $0.00
    Total Servicing Fee Due                                                      $923,893.12

    Current Administration Fee Due                        $500.00                    $166.67
    Past Due Administration Fee                                                        $0.00
    Total Administration Fee Due                                                     $166.67

    Total Principal Balance of Notes and Certificates (Beginning Period)   $1,108,671,748.65
    A-1 notes Beginning Principal balance                                    $110,324,878.71
    A-2 notes Beginning Principal balance                                    $360,000,000.00
    A-3 notes Beginning Principal balance                                    $260,000,000.00
    A-4 notes Beginning Principal balance                                    $311,000,000.00
    B notes Beginning Principal balance                                       $44,346,869.94
    Certificate Beginning Principal balance                                   $23,000,000.00

    A-1 notes Current Interest Due          6.178% act/360                       $605,855.20
    A-2 notes Current Interest Due          6.800% 30/360                      $2,040,000.00
    A-3 notes Current Interest Due          7.140% 30/360                      $1,547,000.00
    A-4 notes Current Interest Due          7.340% 30/360                      $1,902,283.33
    B notes Current Interest Due            7.320% 30/360                        $270,515.91
    Certificate Current Interest Due        7.320% 30/360                        $140,300.00

    A-1 notes Past Due Interest                                                        $0.00
    A-2 notes Past Due Interest                                                        $0.00
    A-3 notes Past Due Interest                                                        $0.00
    A-4 notes Past Due Interest                                                        $0.00
    B notes Past Due Interest                                                          $0.00
    Certificate Past Due Interest                                                      $0.00

    A-1 notes Interest Due on Past Due Interest                                        $0.00
    A-2 notes Interest Due on Past Due Interest                                        $0.00
    A-3 notes Interest Due on Past Due Interest                                        $0.00
    A-4 notes Interest Due on Past Due Interest                                        $0.00
    B notes Interest Due on Past Due Interest                                          $0.00
    Certificate Interest Due on Past Due Interest                                      $0.00

    A-1 notes Total Interest Due                                                 $605,855.20
    A-2 notes Total Interest Due                                               $2,040,000.00
    A-3 notes Total Interest Due                                               $1,547,000.00
    A-4 notes Total Interest Due                                               $1,902,283.33
    B notes Total Interest Due                                                   $270,515.91
    Certificate Total Interest Due                                               $140,300.00

    A-1 notes Principal Due                                                   $15,773,138.70
    A-2 notes Principal Due                                                            $0.00
    A-3 notes Principal Due                                                            $0.00
    A-4 notes Principal Due                                                            $0.00
    Class B notes Principal Due                                                  $657,214.10
    Certificate Principal Due                                                          $0.00

    Total notes Interest Due                                                   $6,365,654.44
    Total notes Principal Due                                                 $16,430,352.80
    Total notes Distributable Amount                                          $22,796,007.24


                                     Page 3


================================================================================

CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1  6.178% Asset Backed Notes due April 9, 2001
$360,000,000 Class A-2  6.800% Asset Backed Notes due August 15, 2003
$260,000,000 Class A-3  7.140% Asset Backed Notes due August 15, 2004
$311,000,000 Class A-4  7.340% Asset Backed Notes due February 15, 2007
  $46,000,000 Class B  7.320% Asset Backed Notes due February 15, 2007
  $23,000,000  7.320% Asset Backed Certificates

Actual Payment Date                                                                7/17/2000

CASH AVAILABLE FOR DISTRIBUTION
    Total Collections + Reinvestment Income For The Period                    $24,316,112.24

    Beginning Negitive Carry Account                                                   $0.00
    Deposits from Negitive Carry Account  to Distribution Account                      $0.00

    Beginning Spread Account Balance                                          $23,000,000.02
    Additional Deposit to Spread Account from Pre-funding                              $0.00
    Deposits from Spread Account to Distribution Account                               $0.00

    Beginning Principal Supplement Account                                             $0.00
    Deposits from Principal Supplement Account to Distribution Account                 $0.00

    Total Cash Available                                                      $24,316,112.24

CASH ALLOCATION (CASHFLOW WATERFALL)                                                               AVAILABLE
                                                                                                      CASH
    Is CNH the servicier                                                          yes
    Servicing Fee Paid (If CNH is not the servicer)                                    $0.00
    Servicing Fee Shortfall                                                            $0.00
                                                                                                  $24,316,112.24
    Administration Fee Paid                                                          $166.67
    Administration Fee Shortfall                                                       $0.00
                                                                                                  $24,315,945.57
    Class A-1 notes Interest Paid                                                $605,855.20
    Class A-2 notes Interest Paid                                              $2,040,000.00
    Class A-3 notes Interest Paid                                              $1,547,000.00
    Class A-4 notes Interest Paid                                              $1,902,283.33
                                                                                                  $18,220,807.04
    Class A-1 notes Interest Shortfall                                                 $0.00
    Class A-2 notes Interest Shortfall                                                 $0.00
    Class A-3 notes Interest Shortfall                                                 $0.00
    Class A-4 notes Interest Shortfall                                                 $0.00

    Class B notes Interest Paid                                                  $270,515.91
    Class B notes Interest Shortfall                                                   $0.00
                                                                                                  $17,950,291.13
    Class A-1 notes Principal Paid                                            $15,773,138.70
    Class A-2 notes Principal Paid                                                     $0.00
    Class A-3 notes Principal Paid                                                     $0.00
    Class A-4 notes Principal Paid                                                     $0.00
    Class B notes Principal Paid                                                 $657,214.10
                                                                                                   $1,519,938.33
    Deposits to Spread Account                                                         $0.00
                                                                                                   $1,519,938.33
    Certificate Interest Paid                                                    $140,300.00
    Certificate Interest Shortfall                                                     $0.00
                                                                                                   $1,379,638.33
    Certificate Principal Paid                                                         $0.00
                                                                                                   $1,379,638.33
    Total Principal Balance of Notes and Certificates (End of Periiod      $1,092,241,395.85
    A-1 notes Ending Principal balance                                        $94,551,740.01
    A-2 notes Ending Principal balance                                       $360,000,000.00
    A-3 notes Ending Principal balance                                       $260,000,000.00
    A-4 notes Ending Principal balance                                       $311,000,000.00
    B notes Ending Principal balance                                          $43,689,655.84
    Certificate Ending Principal balance                                      $23,000,000.00

    Servicing Fee Paid (If CNH is the servicer)                                  $923,893.12
    Servicing Fee Shortfall                                                            $0.00
    Release to Seller as Excess                                                  $455,745.21         $455,745.21


                                    Page 4


================================================================================

CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1  6.178% Asset Backed Notes due April 9, 2001
$360,000,000 Class A-2  6.800% Asset Backed Notes due August 15, 2003
$260,000,000 Class A-3  7.140% Asset Backed Notes due August 15, 2004
$311,000,000 Class A-4  7.340% Asset Backed Notes due February 15, 2007
  $46,000,000 Class B  7.320% Asset Backed Notes due February 15, 2007
  $23,000,000  7.320% Asset Backed Certificates

Actual Payment Date                                                      7/17/2000

SUMMARY AND FACTORS                                                              AMOUNT                 FACTOR             PER/$1000
    Total Principal Balance of Notes and Certificates
    (Beginning of Period)                                                  $1,108,671,748.65           0.9640624             $964.06
    A-1 notes Beginning Principal balance                                    $110,324,878.71           0.7354992             $735.50
    A-2 notes Beginning Principal balance                                    $360,000,000.00           1.0000000           $1,000.00
    A-3 notes Beginning Principal balance                                    $260,000,000.00           1.0000000           $1,000.00
    A-4 notes Beginning Principal balance                                    $311,000,000.00           1.0000000           $1,000.00
    B notes Beginning Principal balance                                       $44,346,869.94           0.9640624             $964.06
    Certificate Beginning Principal balance                                   $23,000,000.00           1.0000000           $1,000.00

    Total Principal Balance of Notes and Certificates (End of Period)      $1,092,241,395.85           0.9497751             $949.78
    A-1 notes Ending Principal balance            $150,000,000.00             $94,551,740.01           0.6303449             $630.34
    A-2 notes Ending Principal balance            $360,000,000.00            $360,000,000.00           1.0000000           $1,000.00
    A-3 notes Ending Principal balance            $260,000,000.00            $260,000,000.00           1.0000000           $1,000.00
    A-4 notes Ending Principal balance            $311,000,000.00            $311,000,000.00           1.0000000           $1,000.00
    B notes Ending Principal balance               $46,000,000.00             $43,689,655.84           0.9497751             $949.78
    Certificate Ending Principal balance           $23,000,000.00             $23,000,000.00           1.0000000           $1,000.00

    Class A-1 notes Interest Paid                                                $605,855.20           0.0040390               $4.04
    Class A-2 notes Interest Paid                                              $2,040,000.00           0.0056667               $5.67
    Class A-3 notes Interest Paid                                              $1,547,000.00           0.0059500               $5.95
    Class A-4 notes Interest Paid                                              $1,902,283.33           0.0061167               $6.12
    Class B notes Interest Paid                                                  $270,515.91           0.0058808               $5.88
    Certificate Interest Paid                                                    $140,300.00           0.0061000               $6.10

    Class A-1 notes Interest Shortfall                                                 $0.00           0.0000000               $0.00
    Class A21 notes Interest Shortfall                                                 $0.00           0.0000000               $0.00
    Class A-3 notes Interest Shortfall                                                 $0.00           0.0000000               $0.00
    Class A-4 notes Interest Shortfall                                                 $0.00           0.0000000               $0.00
    Class B notes Interest Shortfall                                                   $0.00           0.0000000               $0.00
    Certificate Interest Shortfall                                                     $0.00           0.0000000               $0.00

    Class A-1 notes Principal Paid                                            $15,773,138.70           0.1051543             $105.15
    Class A-2 notes Principal Paid                                                     $0.00           0.0000000               $0.00
    Class A-3 notes Principal Paid                                                     $0.00           0.0000000               $0.00
    Class A-4 notes Principal Paid                                                     $0.00           0.0000000               $0.00
    Class B notes Principal Paid                                                 $657,214.10           0.0142873              $14.29
    Certificate Principal Paid                                                         $0.00           0.0000000               $0.00

NEGITIVE CARRY ACCOUNT
    Negitive Carry                                                                    4.411%
    Negitive Carry Days Remaining                       9/15/2000                         60
    Required Negitive Carry Account                                                    $0.00
    Beginning Negitive Carry Account                                                   $0.00
    Negitive Carry Account Withdrawls to Distribution Account                          $0.00
    Negitive Carry Released to Seller                                                  $0.00
    Ending Negitive Carry Account Balance                                              $0.00

SPREAD ACCOUNT
    Required Spread Account Balance                         2.00%             $23,000,000.02
    Beginning Spread Account Balance                                          $23,000,000.02
    Additional Deposit to Spread Account from Pre-funding                              $0.00
    Spread Account Withdrawls to Distribution Account                                  $0.00
    Spread Account Deposits from Excess Cash                                           $0.00
    Spread Account Released to Seller                                                  $0.00
    Ending Spread Account Balance                                             $23,000,000.02

PRINCIPAL SUPPLEMENT ACCOUNT
    Required Principal Supplement Account Balance                                      $0.00
    Beginning Principal Supplement Account  Balance                                    $0.00
    Additional Deposit to Principal Supplement Account from Pre-funding                $0.00
    Principal Supplement Account Withdrawls to Distribution Account                    $0.00
    Principal Supplement Account Released to Seller                                    $0.00
    Ending Principal Supplement Account                                                $0.00

PRE-FUNDING ACCOUNT
    Beginning Pre-funding Account Balance                                              $0.00
    New Contract Value Purchased                                                       $0.00
    Deposits to Spread Account                                                         $0.00
    Deposits to Principal Supplement Account                                           $0.00
    Ending Pre-funding Account Balance                                                 $0.00
    Release to seller                                                                  $0.00

    Total Release to Seller                                                    $1,379,805.00

                                     Page 5